     As filed with the Securities and Exchange Commission on April 28, 2006


                                                      1933 Act File No. 33-74668
                                                      1940 Act File No. 811-8326
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 24


                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 25


                         MFS(R) VARIABLE INSURANCE TRUST
             (Exact name of registrant as specified in its charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000


           Susan S. Newton, Massachusetts Financial Services Company,

                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)

/X/ on April 30, 2006 pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(i)
/ / on [date] pursuant to paragraph (a)(i)
/ / 75 days after filing pursuant to paragraph (a)(ii)
/ / on [DATE] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                         MFS(R) VARIABLE INSURANCE TRUST
                       MFS(R) CAPITAL OPPORTUNITIES SERIES
                          MFS(R) EMERGING GROWTH SERIES
                           MFS(R) GLOBAL EQUITY SERIES
                            MFS(R) HIGH INCOME SERIES
                      MFS(R) INVESTORS GROWTH STOCK SERIES
                          MFS(R) INVESTORS TRUST SERIES
                          MFS(R) MID CAP GROWTH SERIES
                           MFS(R) MONEY MARKET SERIES
                           MFS(R) NEW DISCOVERY SERIES
                           MFS(R) RESEARCH BOND SERIES

                      MFS(R) RESEARCH INTERNATIONAL SERIES

                             MFS(R) RESEARCH SERIES
                         MFS(R) STRATEGIC INCOME SERIES
                           MFS(R) TOTAL RETURN SERIES
                             MFS(R) UTILITIES SERIES
                               MFS(R) VALUE SERIES

[MFS(SM) INVESTMENT MANAGEMENT(R) LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS
                                                                   INITIAL CLASS


MAY 1, 2006


This Prospectus describes the 16 series of the MFS Variable Insurance Trust (referred to as the trust), each of which offers Initial Class shares.

 1. MFS CAPITAL OPPORTUNITIES SERIES seeks capital appreciation (referred to as the Capital Opportunities Series).

 2. MFS EMERGING GROWTH SERIES seeks to provide long-term growth of capital (referred to as the Emerging Growth Series).

 3. MFS GLOBAL EQUITY SERIES seeks capital appreciation (referred to as the Global Equity Series).

 4. MFS HIGH INCOME SERIES seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features (referred to as the High Income Series).

 5. MFS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).

 6. MFS INVESTORS TRUST SERIES seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income (referred to as the Investors Trust Series).

 7. MFS MID CAP GROWTH SERIES seeks long-term growth of capital (referred to as the Mid Cap Growth Series).

 8. MFS MONEY MARKET SERIES seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity (referred to as the Money Market Series).

 9. MFS NEW DISCOVERY SERIES seeks capital appreciation (referred to as the New Discovery Series).

10. MFS RESEARCH SERIES seeks to provide long-term growth of capital and future income (referred to as the Research Series).


11. MFS RESEARCH BOND SERIES seeks total return (high current income and long-term growth of capital) (referred to as the Research Bond Series).


12. MFS RESEARCH INTERNATIONAL SERIES seeks capital appreciation (referred to as the Research International Series).


13. MFS STRATEGIC INCOME SERIES seeks high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. (referred to as the Strategic Income Series).


14. MFS TOTAL RETURN SERIES seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income (referred to as the Total Return Series).

15. MFS UTILITIES SERIES seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).

16. MFS VALUE SERIES seeks capital appreciation and reasonable income (referred to as Value Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS


                                                                PAGE
I        Expense Summary                                           1

II       Risk Return Summary                                       3

          1.  Capital Opportunities Series                         3

          2.  Emerging Growth Series                               6

          3.  Global Equity Series                                 9

          4.  High Income Series                                  12

          5.  Investors Growth Stock Series                       15

          6.  Investors Trust Series                              17

          7.  Mid Cap Growth Series                               20

          8.  Money Market Series                                 23

          9.  New Discovery Series                                26

         10.  Research Series                                     29

         11.  Research Bond Series                                32

         12.  Research International Series                       37

         13.  Strategic Income Series                             39

         14.  Total Return Series                                 44

         15.  Utilities Series                                    49

         16.  Value Series                                        55

III      Certain Investment Strategies and Risks                  58

IV       Management of the Series                                 58

V        Description of Shares                                    60

VI       Other Information                                        60

VII      Financial Highlights                                     62

         Appendix A -- Investment Techniques and Practices       A-1

     The trust offers Initial Class shares of its 16 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts, to qualified pension and retirement plans and to other eligible investors. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser) and are described below.


I    EXPENSE SUMMARY

-    EXPENSE TABLE


     This table describes the fees and expenses that you may pay when you hold initial class shares of each series. These expenses do NOT take into account the fees and expenses imposed by the investment vehicle through which an investment in a series is made. If these fees and expenses were included, expenses shown would be higher.


     ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):


                          CAPITAL          EMERGING          GLOBAL            HIGH           INVESTORS            INVESTORS
                       OPPORTUNITIES        GROWTH           EQUITY           INCOME         GROWTH STOCK            TRUST
                          SERIES            SERIES           SERIES           SERIES            SERIES               SERIES
                       -------------     ------------     ------------     ------------     -------------        -------------
     Management Fee             0.75%            0.75%            1.00%            0.75%             0.75%                0.75%
     Other Expenses(1)          0.23%            0.13%            0.48%            0.15%             0.15%                0.13%
                       -------------     ------------     ------------     ------------     -------------        -------------
     Total Annual
       Series Operating
       Expenses(1)              0.98%            0.88%            1.48%            0.90%             0.90%                0.88%
     Fee Reductions            (0.08)%(2)         N/A            (0.33)%(2)       (0.00)%(2)          N/A                  N/A
                       -------------     ------------     ------------     ------------     -------------        -------------
     Net Expenses(1)            0.90%            0.88%            1.15%            0.90%             0.90%                0.88%

                          MID CAP           MONEY             NEW                             RESEARCH             RESEARCH
                          GROWTH            MARKET         DISCOVERY         RESEARCH           BOND             INTERNATIONAL
                          SERIES            SERIES           SERIES           SERIES           SERIES               SERIES
                       -------------     ------------     ------------     ------------     -------------        -------------
     Management Fee             0.75%            0.50%            0.90%            0.75%             0.60%                0.90%
     Other Expenses(1)          0.17%            2.33%            0.16%            0.18%             0.52%                3.13%
                       -------------     ------------     ------------     ------------     -------------        -------------
     Total Annual
       Series Operating
       Expenses(1)              0.92%            2.83%            1.06%            0.93%             1.12%                4.03%
     Fee Reductions              N/A            (2.23)%(2)         N/A              N/A             (0.42)%(2)(3)        (2.93)%(2)
                       -------------     ------------     ------------     ------------     -------------        -------------
     Net Expenses(1)            0.92%            0.60%            1.06%            0.93%             0.70%                1.10%

                         STRATEGIC          TOTAL
                          INCOME            RETURN          UTILITIES         VALUE
                          SERIES            SERIES           SERIES           SERIES
                       -------------     ------------     ------------     ------------
     Management Fee             0.75%            0.75%            0.75%            0.75%
     Other Expenses(1)          0.50%            0.09%            0.15%            0.16%
                       -------------     ------------     ------------     ------------
     Total Annual
       Series Operating
       Expenses(1)              1.25%            0.84%            0.90%            0.91%
       Fee Reductions          (0.35)%(2)         N/A              N/A            (0.01)%(2)
                       -------------     ------------     -------------    ------------
     Net Expenses(1)            0.90%            0.84%            0.90%            0.90%


----------

     (1) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements that reduced or recaptured series' expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.
     (2) MFS has agreed in writing to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense offset arrangements described above), do not exceed 0.15% annually (0.20% annually for the Research Bond Series and Research International Series, and 0.10% annually for the Money Market Series). This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This written fee arrangement will continue until at least April 30, 2007.
     (3) MFS has agreed in writing to waive its right to receive 0.10% of the management fee annually. This written agreement will remain in effect until modified by the series' Board of Trustees and MFS.

-    EXAMPLE OF EXPENSES--INITIAL CLASS


     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY THE INVESTMENT VEHICLE THROUGH WHICH YOUR INVESTMENT IN A SERIES IS MADE. If these fees and expenses were included, expenses shown would be higher.


          The examples assume that:

          - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

          - Your investment has a 5% return each year and dividends and other distributions are reinvested; and


          - The series' operating expenses remain the same, except that total operating expenses are assumed to be the series' "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary--Expense Table" above).


          Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                         PERIOD
                                        ------------------------------------------
                                        1 YEAR     3 YEARS    5 YEARS     10 YEARS
----------------------------------------------------------------------------------
     Capital Opportunities Series       $    92    $   304    $    534    $  1,194
     Emerging Growth Series                  90        281         488       1,084
     Global Equity Series                   117        436         777       1,740
     High Income Series                      92        287         498       1,108
     Investors Growth Stock Series           92        287         498       1,108
     Investors Trust Series                  90        281         488       1,084
     Mid Cap Growth Series                   94        293         509       1,131
     Money Market Series                     61        665       1,295       2,995
     New Discovery Series                   108        337         585       1,294
     Research Series                         95        296         515       1,143
     Research Bond Series                    72        293         532       1,219
     Research International Series          112        958       1,820       4,049
     Strategic Income Series                 92        362         653       1,480
     Total Return Series                     86        268         466       1,037
     Utilities Series                        92        287         498       1,108
     Value Series                            92        289         503       1,119

II   RISK RETURN SUMMARY

     Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

     1:  CAPITAL OPPORTUNITIES SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class, assuming the reinvestment of distributions.

[CHART]

1997    26.47%
1998    26.80%
1999    47.42%
2000    (3.66%)
2001   (23.48%)
2002   (29.69%)
2003    27.39%
2004    12.46%
2005     1.69%

          During the period shown in the bar chart, the highest quarterly return was 27.90% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (26.59)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                         1 YEAR   5 YEAR    LIFE*
     Capital Opportunities Series--Initial Class Shares    1.69%   (4.76)%   7.33%
     Standard & Poor's 500 Stock Index+**                  4.91%    0.54%    9.07%


----------

     * Series performance figures are for the period from the commencement of the series' investment operations on August 14, 1996, through December 31, 2005. Index returns are from August 1, 1996.
     +    Source: Standard and Poor's Micropal, Inc.
     ** The Standard & Poor's 500 Stock Index (the S&P 500) measures the broad U.S. stock market.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGERS

     Information regarding the portfolio managers of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGERS           PRIMARY ROLE        SINCE       TITLE AND FIVE YEAR HISTORY
     -----------------------   ------------------   ---------    -----------------------------
     Jeffrey C. Constantino    Portfolio Manager       2005      President of MFS; employed
                                                                 in the investment management
                                                                 area of MFS since 2000.

     Gregory W. Locraft, Jr.   Portfolio Manager       2005      Vice President of MFS;
                                                                 employed in the investment
                                                                 management area of MFS since
                                                                 1998.

     2:  EMERGING GROWTH SERIES

-    INVESTMENT OBJECTIVE


     The series' investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

     - early in their life cycle but which have the potential to become major enterprises, or

     - major enterprises which MFS believes have above-average growth prospects or whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

     Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - EMERGING GROWTH RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

               -    have limited product lines, markets and financial resources

               -    are dependent on management by one or a few key individuals

               - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996    17.02%
1997    21.90%
1998    34.16%
1999    76.71%
2000   (19.61%)
2001   (33.49%)
2002   (33.76%)
2003    30.23%^
2004    12.96%
2005     9.19%

----------
     ^ The series' 2003 total return includes proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 29.48% (see Financial Highlights for more information).

          During the period shown in the bar chart, the highest quarterly return was 55.05% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (29.03)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                     1 YEAR    5 YEAR^    10 YEAR^
     Emerging Growth Series--Initial Class Shares      9.19%     (6.68)%      6.76%
     Russell 3000 Growth Index*+                       5.17%     (3.15)%      6.48%


----------
     ^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

     *    Source: Standard & Poor's Micropal, Inc.
     +    The Russell 3000 Growth Index measures U.S. growth stocks.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-    PORTFOLIO MANAGERS


     Information regarding the portfolio managers of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER            PRIMARY ROLE        SINCE      TITLE AND FIVE YEAR HISTORY
     -----------------------   ------------------   ---------    ----------------------------
     Eric B. Fischman            Lead Portfolio        2002      Vice President of MFS;
                                   Manager                       employed in the investment
                                                                 management area of MFS since
                                                                 2000. Prior to 2000
                                                                 Mr. Fischman was employed as
                                                                 an Equity Research Analyst
                                                                 for State Street Research &
                                                                 Management Co.

     David E. Sette-Ducati     Portfolio Manager       2000      Senior Vice President of
                                                                 MFS; employed in the
                                                                 investment management area
                                                                 of MFS since 1995.

     3:  GLOBAL EQUITY SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of U.S. and foreign (including emerging market) issuers. The series spreads its investments across these markets and focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The series' investments may include securities traded in the over-the-counter
     (OTC) markets. Under normal market conditions, the series invests in at least three different countries, one of which is the United States.


     A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% or more of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.


     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

2000    (7.09%)
2001    (9.95%)
2002   (11.89%)
2003    27.84%
2004    18.28%
2005     7.68%

          During the period shown in the bar chart, the highest quarterly return was 15.12% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (14.45)% (for the calendar quarter ended September 30, 2002).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                       1 YEAR     5 YEAR    LIFE*
     Global Equity Series--Initial Class Shares          7.68%      5.25%    6.12%
     Morgan Stanley Capital International (MSCI)
       World Index#+                                    10.02%      2.64%    2.17%


----------

     * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2005. Index returns are from May 1, 1999.

     #    Source: Standard & Poor's Micropal, Inc.
     + The Morgan Stanley Capital International (MSCI) World Index measures stock markets in the developed world.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

     PORTFOLIO MANAGERS

     Information regarding the portfolio managers of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGERS     PRIMARY ROLE      SINCE     TITLE AND FIVE YEAR HISTORY
     ------------------  ------------------   -----   -------------------------------
     David Mannheim      Portfolio Manager    1999    Senior Vice President of MFS;
                                                      employed in the investment
                                                      management area of MFS since
                                                      1988.

     Simon Todd          Portfolio Manager    2005    Vice President of MFS and a
                                                      Chartered Financial Analyst;
                                                      employed in the investment
                                                      management area of MFS since
                                                      2000.

     4:  HIGH INCOME SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

     While the series focuses its investments on bonds issued by corporations or similar entities, it may invest in all types of debt securities. The series may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

     In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather primarily performs its own independent credit analysis.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - ALLOCATION RISK: The series will allocate its investments among fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

     -    JUNK BOND RISK:

               - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

               - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996    11.80%
1997    13.62%
1998    (0.18%)
1999     6.44%
2000    (6.67%)
2001     2.07%
2002     2.56%
2003    17.96%
2004     9.15%
2005     2.16%

          During the period shown in the bar chart, the highest quarterly return was 5.95% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.28)% (for the calendar quarter ended September 30, 1998).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



     RETURNS BEFORE TAXES                                 1 YEAR     5 YEAR    10 YEAR
       High Income Series--Initial Class Shares             2.16%      6.61%      5.66%
       Lehman Brothers U.S. High-Yield Corporate Bond
         Index#+                                            2.74%      8.85%      6.54%
       Lipper High Current Yield Bond Index##++*            2.03%      6.56%      5.20%


----------

     #    Source: Standard & Poor's Micropal, Inc.
     ##   Source: Lipper Inc.
     + The Lehman Brothers U.S. High-Yield Corporate Bond Index measures the performance of the high yield bond market.
     ++ The Lipper High Current Yield Bond Index measures the 30 largest retail mutual funds in the Lipper High Yield category.
     * Effective April 8, 2005 we no longer use the Lipper High Current Yield Bond Index as a benchmark because we believe the Lehman Brothers U.S. High-Yield Corporate Bond Index better reflects the series' investment policies and objectives.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGERS

     Information regarding the portfolio managers of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGERS     PRIMARY ROLE      SINCE     TITLE AND FIVE YEAR HISTORY
     ------------------  -----------------    -----   -------------------------------
     John Addeo          Portfolio Manager    2004    Vice President of MFS; employed
                                                      in the investment management
                                                      area of MFS since 1998.

     Scott B. Richards   Portfolio Manager    2004    Vice President of MFS; employed
                                                      in the investment management
                                                      area of MFS since 2004. Prior
                                                      to 2004 Mr. Richards was Head
                                                      of the High Yield Group at
                                                      Columbia Management Group from
                                                      1999 to 2003.

     5:  INVESTORS GROWTH STOCK SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is to provide long-term growth of capital and future income rather than current income. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign securities through which it may have exposure to foreign currencies.

     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - GROWTH COMPANIES RISK: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (E.G., as represented by the Standard and Poor's 500 Composite Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.


     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

2000     (6.17%)
2001    (24.14%)
2002    (27.53%)
2003     23.02%
2004      9.18%
2005      4.49%

          During the period shown in the bar chart, the highest quarterly return was 14.81% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (21.49)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

          AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                        1 YEAR     5 YEAR      LIFE
     Investors Growth Stock Series--Initial Class
       Shares                                             4.49%     (5.06)%     0.20%
     Russell 1000 Growth Index**+                         5.26%     (3.58)%    (3.14)%


----------

     * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2005. Index return is from May 1, 1999.

     **   Source: Standard & Poor's Micropal, Inc.

     +    The Russell 1000 Growth Index measures large-cap U.S. growth stocks.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-    PORTFOLIO MANAGERS


     Information regarding the portfolio managers of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGERS            PRIMARY ROLE          SINCE     TITLE AND FIVE YEAR HISTORY
     ---------------------   ----------------------    --------   -----------------------------
     Stephen Pesek           Portfolio Manager          1999      Senior Vice President of MFS;
                                                                  employed in the investment
                                                                  management area of MFS
                                                                  since 1994.

     S. Irfan Ali            Portfolio Manager          2003      Senior Vice President of MFS;
                                                                  employed in the investment
                                                                  management area of MFS
                                                                  since 1993.

     Maureen H. Pettirossi   Portfolio Manager          2005      President of MFS; employed in
                                                                  the investment management
                                                                  area of MFS since 2002;
                                                                  Senior Securities Analyst of
                                                                  Wilke/Thompson Capital
                                                                  Management prior to 2002

     6:  INVESTORS TRUST SERIES

-    INVESTMENT OBJECTIVES


     The series' investment objectives are mainly to provide long-term growth of capital and secondarily to provide reasonable current income. These objectives may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The adviser considers the portfolio's overall prospects for appreciation as well as income in managing the series.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign equity securities through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

     - OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996    24.46%
1997    29.78%
1998    22.32%
1999     6.69%
2000    (0.15%)
2001   (15.95%)
2002   (20.96%)
2003    22.15%
2004    11.36%
2005     7.31%

          During the period shown in the bar chart, the highest quarterly return was 18.29% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (15.43)% (for the calendar quarter ended September 30, 2002).

     PERFORMANCE TABLE

     This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                        1 YEAR     5 YEAR    10 YEAR
     Investors Trust Series--Initial Class Shares         7.31%     (0.62)%     7.40%
     Standard & Poor's 500 Stock Index+*                  4.91%      0.54%      9.07%


----------

     +    Source: Standard & Poor's Micropal, Inc.
     * The Standard & Poor's 500 Stock Index (the S&P 500) measures the broad U.S. stock market.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGERS


     Information regarding the portfolio managers of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER            PRIMARY ROLE           SINCE      TITLE AND FIVE YEAR HISTORY
     ---------------------   ----------------------    --------    -----------------------------
     T. Kevin Beatty            Portfolio Manager        2004      Vice President of MFS;
                                                                   employed in the investment
                                                                   management area of MFS since
                                                                   2002. Prior to 2002
                                                                   Mr. Beatty was an equity
                                                                   analyst for State Street
                                                                   Research Management Co. and
                                                                   an investment research
                                                                   analyst at Fleet Investment
                                                                   Advisors.

     Nicole M. Zatlyn           Portfolio Manager        2005      Vice President of MFS;
                                                                   employed in the investment
                                                                   management area of MFS since
                                                                   2001. Prior to 2001,
                                                                   Ms. Zatlyn was an Investment
                                                                   Analyst at Bowman Capital
                                                                   Management from 1999 to 2001.

     7:  MID CAP GROWTH SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is long-term growth of capital. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which the series' investment adviser believes have above-average growth potential.


     Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of January 31, 2006, the top of the Russell Midcap Growth Index range was about $22.7 billion. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.


     The series may establish "short" positions in specific securities or indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:


     - MID CAP GROWTH COMPANY RISK: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent or rise less than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Composite Stock Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.


     - OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.


     - SHORT SALES RISK: The series will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.


     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

2001    (17.55%)
2002    (43.20%)
2003     37.03%
2004     14.56%
2005      3.11%

          During the period shown in the bar chart, the highest quarterly return was 28.69% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (33.66)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                       1 YEAR     5 YEAR      LIFE*
     Mid Cap Growth Series--Initial Class Shares         3.11%     (5.39)%    (5.20)%
     Russell Midcap Growth Index+**                     12.10%      1.38%     (2.54)%


----------

     * Series performance figures are for the period from the commencement of the series' investment operations on April 28, 2000, through December 31, 2005. Index returns are from May 1, 2000.
     +    Source: Standard & Poor's Micropal, Inc.
     **   The Russell Midcap Growth Index measures U.S. mid-cap growth stocks.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-    PORTFOLIO MANAGERS


     Information regarding the portfolio managers of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER            PRIMARY ROLE           SINCE      TITLE AND FIVE YEAR HISTORY
     ---------------------   ----------------------    --------    -----------------------------
     David Sette-Ducati          Lead Portfolio          2001      Senior Vice President of MFS;
                                    Manager                        employed in the investment
                                                                   management area of MFS since
                                                                   1995.

     David M. Earnest           Portfolio Manager        2005      Vice President of MFS;
                                                                   employed in the investment
                                                                   management area of MFS since
                                                                   2003; Portfolio Manager and
                                                                   Analyst of Manning & Napier
                                                                   prior to 2003.

     8:  MONEY MARKET SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series will invest in the following types of U.S. dollar denominated money market instruments:


     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government, one of its agencies or instrumentalities, or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie
          Mae). Although government-sponsored enterprises such as FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


     -    REPURCHASE AGREEMENTS collateralized by U.S. government securities


     - CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND OTHER BANK OBLIGATIONS, provided that the issuing bank has capital, surplus, and undivided profits in excess of $100 million


     - COMMERCIAL PAPER which are rated within the highest credit ratings by one or more rating agencies or which are unrated and considered by MFS to be of comparable quality


     - OTHER SHORT-TERM OBLIGATIONS which are rated within the highest credit ratings by one or more rating agencies or are unrated and considered by MFS to be of comparable quality


     The series may invest up to 35% of its total assets in short-term notes or other debt securities not specifically described in the list above that are of comparable high quality and liquidity. These securities may include U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. These securities must obtain the highest credit ratings by one or more rating agencies or unrated and considered by MFS to be of comparable quality.

     The series may invest in municipal securities and participation interests in municipal securities issued by banks when yield differentials make investment in these securities attractive. Up to 20% of the series' assets may be invested in these securities. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

     A money market fund must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases. Money market instruments purchased by the series have maturities of 13 months or less, and the average remaining maturity of the securities cannot be greater than 90 days.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. Please note that there are many circumstances which could prevent the series from achieving its objective, that are not described here.

     - MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. Although the series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the series. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

     - FOREIGN SECURITIES RISK: An investment in the series may involve a greater degree of risk than an investment in a series that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

     -    Municipal Securities Risk:


               - INTEREST RATE RISK: As with any fixed income security, the prices of municipal securities in the series' portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the series' portfolio will generally rise.


               - MATURITY RISK: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other municipal securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the series' municipal security investments will affect the volatility of the series' share price.

               - CREDIT RISK: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

               - GENERAL OBLIGATIONS AND REVENUE OBLIGATIONS RISK: The series may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The series may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE SERIES SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE SERIES.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996    4.55%
1997    4.91%
1998    4.91%
1999    4.62%
2000    5.93%
2001    3.72%
2002    1.31%
2003    0.61%
2004    0.78%
2005    2.73%

          During the period shown in the bar chart, the highest quarterly return was 1.53% (for the calendar quarter ended September 30, 2000) and the lowest quarterly return was 0.12% (for the calendar quarters ended March 31, 2004 and June 30, 2004).

     PERFORMANCE TABLE


     This table shows the average annual total returns of the series' shares for certain periods and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                       1 YEAR     5 YEAR    10 YEAR
     Money Market Series--Initial Class Shares           2.73%      1.82%      3.39%


     If you would like the series' current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

     9:  NEW DISCOVERY SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

     - early in their life cycle but which have the potential to become major enterprises, or

     - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


     While emerging growth companies may be of any size, the series will generally focus on smaller capitalization emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Growth Index at the time of investment. As of January 31, 2006, the range of companies in the Russell 2000 Growth Index was between $25 million and $4.8 billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.


     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.


     The series may engage in short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.


     The series may invest in foreign securities through which it may have exposure to foreign currencies.


     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

               -    have limited product lines, markets and financial resources

               -    are dependent on management by one or a few key individuals

               - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

     - SMALL CAPITALIZATION COMPANIES RISK: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small capitalization companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


     - SHORT SALES RISK: The series will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.

     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1999    73.41%
2000    (1.99%)
2001    (5.03%)
2002   (31.63%)
2003    33.72%
2004     6.52%
2005     5.25%

          During the period shown in the bar chart, the highest quarterly return was 53.31% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (23.50)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                       1 YEAR    5 YEARS      LIFE*
     New Discovery Series--Initial Class Shares          5.25%     (0.54)%     7.09%
     Russell 2000 Growth Index+**                        4.15%      2.28%      1.46%


----------

     * Series performance figures are for the period from the commencement of the series' investment operations on May 1, 1998, through December 31, 2005. Index returns are from May 1, 1998.
     +    Source: Standard & Poor's Micropal, Inc.
     **   The Russell 2000 Growth Index measures U.S. small-cap growth stocks.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-    PORTFOLIO MANAGER


     Information regarding the portfolio managers of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio manager is primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER            PRIMARY ROLE          SINCE       TITLE AND FIVE YEAR HISTORY
     ---------------------   ----------------------    --------    -----------------------------
     Thomas H. Wetherald        Portfolio Manager        2004      Vice President of MFS;
                                                                   employed in the investment
                                                                   management area of MFS since
                                                                   2002. Prior to 2002
                                                                   Mr. Wetherald was a portfolio
                                                                   manager and research analyst
                                                                   at Manning & Napier Advisors.

     10:  RESEARCH SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is long-term growth of capital and future income. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter (OTC) markets.


     A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The committee allocates the series' assets among various sectors. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned sector responsibility.


     The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996         22.33%
1997         20.26%
1998         23.39%
1999         24.05%
2000         (4.85%)
2001        (21.25%)
2002        (24.54%)
2003         24.71%^
2004         15.85%
2005          7.80%

----------
     ^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 24.49%.

        During the period shown in the bar chart, the highest quarterly return was 21.88% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (19.46)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                  1 YEAR    5 YEAR^    10 YEAR^
Research Series--Initial Class Shares               7.80%     (1.54)%      7.09%
Standard & Poor's 500 Stock Index*+                 4.91%      0.54%       9.07%


----------

     ^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").
     *    Source: Standard & Poor's Micropal, Inc.
     + The Standard & Poor's 500 Stock Index (the S&P 500) measures the broad U.S. stock market.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGER


     Information regarding the portfolio manager of the Series is set forth below. Further information regarding the series' portfolio manager, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio manager is primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER      PRIMARY ROLE      SINCE     TITLE AND FIVE YEAR HISTORY
     -----------------   ------------------   -----   -------------------------------
     Katrina Mead        Portfolio Manager,   2004    Vice President of MFS; employed
                         General Oversight            in the investment management
                          over a Team of              area of MFS since 1997.
                             Analysts

     11:  RESEARCH BOND SERIES


-    INVESTMENT OBJECTIVES

     The series' investment objective is total return (high current income and long-term growth of capital). This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in fixed income securities. These securities include:

     - U.S. investment grade corporate fixed income securities, which are bonds or other debt obligations issued by U.S. corporations or similar entities which are assigned one of the top four credit ratings by credit rating agencies (e.g., rated AAA, AA, A or BBB) or which are unrated and considered by MFS to be investment grade.


     - U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


     - U.S. high yield fixed income securities, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

     - Foreign fixed income securities, which are bonds or other debt obligations issued by foreign governments, including emerging market governments, and other foreign or emerging market issuers.

     - Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.

     A committee of fixed income research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS International Ltd. (UK), a wholly owned subsidiary of MFS. Each analyst is assigned to follow a distinct category of the fixed income securities markets. The committee allocates the series' assets among the various categories described above, and then individual analysts select what they view as the securities best suited to achieve the series' investment objective within their assigned category. The series' assets may be allocated among some or all of the various categories of fixed income securities.

     The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

     -    futures and forward contracts,

     - options on futures contracts, foreign currencies, securities and bond indices,

     -    structured notes and indexed securities, and

     -    swaps, caps, floors and collars.

     The series may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

     -    JUNK BOND RISK:

               - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

               - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     -    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

               -    MATURITY RISK:

                    - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                           - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                           - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

                    - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

                    - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


               - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


     -    DERIVATIVES RISK:

               - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

               - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.


               - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Gains or losses from derivative investments may be substantially greater than the derivative's original cost.


               - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

               - CREDIT RISK: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     The series commenced investment operations on October 24, 1995. The series changed its name, investment objective, strategies and management team on May 1, 2005. The performance results shown would not necessarily have been achieved had the series current objective, strategies and management team been in effect and is not indicative of future performance.

BAR CHART


     The bar chart shows changes in the annual total returns of the series' Initial Class shares (both prior to the change in name, investment objective, strategies and management team on May 1, 2005, and since), assuming the reinvestment of distributions.


[CHART]

1996     2.09%
1997    10.14%
1998     6.79%
1999    (1.56%)
2000     9.21%
2001     8.71%
2002     8.92%
2003     9.34%
2004     6.06%
2005     1.51%

        During the period shown in the bar chart, the highest quarterly return was 5.15% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (2.65)% (for the calendar quarter ended March 31, 1996).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares (both prior to the change in name, investment objective, strategies and management team on May 1, 2005, and since) compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                       1 YEAR     5 YEAR    10 YEAR
     Research Bond Series--Initial Class Shares          1.51%      6.87%      6.05%
     Lehman Brothers U.S. Aggregate Bond Index*+         2.43%      5.87%      6.16%


----------

     *    Source: Standard & Poor's Micropal, Inc.
     + The Lehman Brothers U.S. Aggregate Bond Index measures the U.S. bond market.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGER


     Information regarding the portfolio manager of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio manager is primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER      PRIMARY ROLE       SINCE    TITLE AND FIVE YEAR HISTORY
     -----------------   ------------------    -----   ------------------------------
     Michael Roberge     Portfolio Manager,    2005    Executive Vice President of
                         General Oversight             MFS; employed in the
                           over a Team of              investment management area of
                             Analysts                  MFS since 1996.

     12:  RESEARCH INTERNATIONAL SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of foreign companies. The series focuses on foreign companies (including emerging market issuers) which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series does not generally emphasize any particular country and, under normal market conditions, will be invested in at least five countries. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

     The series' assets are allocated among various sectors. A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed by MFS and its affiliates.

     The series may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Companies may be less likely to pay dividends in difficult economic environments.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - GEOGRAPHIC CONCENTRATION RISK: The series may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.


     - ACTIVE AND FREQUENT TRADING RISK: The series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table are not included because the series has not had a full calendar year of investment operations.

-    PORTFOLIO MANAGER


     Information regarding the portfolio managers of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER    PRIMARY ROLE       SINCE     TITLE AND FIVE YEAR HISTORY
     -----------------  ------------------   -----   --------------------------------
     Jose Luis Garcia   Portfolio Manager,   2005    Vice President of MFS; employed
                        General Oversight            in the investment management
                        over a Team of               area of MFS since 2002. Prior to
                            Analysts                 2002, Mr. Garcia was Chief
                                                     Executive Officer for Telefonica
                                                     B2B in Mexico City.

     Thomas Melendez    Portfolio Manager,   2005    Vice President of MFS; employed
                        General Oversight            in the investment management
                         over a Team of              area of MFS since 2002. Prior to
                           Analysts                  2002, Mr. Melendez was most
                                                     recently an Emerging Market
                                                     Specialist at Schroders North
                                                     America.

     13:  STRATEGIC INCOME SERIES

-    INVESTMENT OBJECTIVES

     The series' investment objective is to provide high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. The series' objectives may be changed without shareholder approval. Prior to May 1, 2002, the series' investment objective was to provide income and capital appreciation.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in fixed income securities. These securities include:


     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


     - FOREIGN GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by foreign governments; these foreign government securities are either:

               - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

               - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities,

     - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables,

     - CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign corporations or similar entities; the series may invest in:

               - investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by the adviser to be comparable to higher rated bonds,

               - lower rated bonds, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds; the series may invest up to 100% of its net assets in junk bonds, and

               - crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit-rating (thereby crossing over into investment grade bonds), and

     - EMERGING MARKET SECURITIES, which include the types of securities described above, issued by emerging market governments and corporations. These securities also include Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.


     The series allocates its investments across these categories of fixed income securities with a view toward broad diversification across these categories and also within these categories. In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

     -    futures and forward contracts,

     - options on futures contracts, foreign currencies, securities and bond indices,

     -    structured notes and indexed securities, and

     -    swaps, caps, floors and collars.


     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

     -    JUNK BOND RISK:

               - HIGHER CREDIT RISK: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

               - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     -    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK:

               -    Maturity Risk:

                    - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.


                           - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                           - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.


                    - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

                    - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


               - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


     -    DERIVATIVES RISK:

               - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

               - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.


               - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Gains or losses from derivative investments may be substantially greater than the derivative's original cost.


               - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

               - CREDIT RISK: When the series uses certain types of derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

     - FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

     - As with any mutual fund, you could lose money on your investment in the series.


     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996    4.03%
1997   (1.13%)
1998    7.90%
1999   (2.50%)
2000    4.90%
2001    4.75%
2002    8.40%
2003   10.38%
2004    7.73%
2005    1.89%


        During the period shown in the bar chart, the highest quarterly return was 4.59% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (3.21)% (for the calendar quarter ended March 31, 1997).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                       1 YEAR     5 YEAR    10 YEAR
     Strategic Income Series--Initial Class Shares       1.89%      6.59%      4.56%
     Lehman Brothers U.S. Aggregate Bond Index#@@        2.43%      5.87%      6.16%
     Citigroup World Government Bond Non-Dollar
      Hedged Index#@                                     5.69%      5.13%      7.21%
     Lehman Brothers U.S. High Yield Corporate Bond
      Index#+                                            2.74%      8.85%      6.54%
     JP Morgan Emerging Markets Bond Index Global#@@@   10.73%     12.25%     12.99%


----------

     #    Source: Standard & Poor's Micropal, Inc.
     + The Lehman Brothers U.S. High Yield Corporate Bond Index measures the high-yield bond market.
     @ The Citigroup World Government Non-Dollar Hedged Index measures the government bond markets around the world, ex-U.S.
     @@ The Lehman Brothers U.S. Aggregate Bond Index measures the U.S. bond market.
     @@@ The J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global) tracks debt instruments in the emerging markets (includes a broader array of countries than the EMBI Plus).

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-    PORTFOLIO MANAGERS


     Information regarding the portfolio managers of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER     PRIMARY ROLE      SINCE     TITLE AND FIVE YEAR HISTORY
     -----------------  ------------------   -----   --------------------------------
     James J. Calmas           Lead          2005    Senior Vice President of MFS;
                         Portfolio Manager           employed in the investment
                                                     management area of MFS since
                                                     1988.

     Robert D. Persons   Investment Grade    2005    Vice President of MFS; employed
                             Corporate               in the investment management
                         Debt Securities             area of MFS since 2000.
                         Portfolio Manager

     Scott B. Richards     High Yield        2005    Vice President of MFS; employed
                         Corporate Debt              in the investment management
                           Securities                area of MFS since 2004; head of
                        Portfolio Manager            the High Yield Group at Columbia
                                                     Management from 1999 to 2003.

     Matthew W. Ryan      Emerging Market    2005    Senior Vice President of MFS;
                          Debt Securities            employed in the investment
                         Portfolio Manager           management area of MFS since
                                                     1997.

     Erik S. Weisman      International      2005    Vice President of MFS; employed
                            Government               in the investment management
                            Securities               area of MFS since 2002;
                         Portfolio Manager           Assistant to the U.S. Executive
                                                     Director for the International
                                                     Monetary Fund from 2000 to 2002.

     14:  TOTAL RETURN SERIES

-    INVESTMENT OBJECTIVES

     The series' main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. These objectives may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

     - at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities, and

     - at least 25% of its net assets in non-convertible fixed income securities.

     The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

     Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

     EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

     - they are viewed by MFS as being temporarily out of favor in the market due to

               -    a decline in the market,

               -    poor economic conditions,

               - developments that have affected or may affect the issuer of the securities or the issuer's industry, or

     -    the market has overlooked them.

     Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

     As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

     -    a fixed income stream, and

     - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:


     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government, one of its agencies or instrumentalities or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

     - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series, and

     - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

     In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - ALLOCATION RISK: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

     -    JUNK BOND RISK:

          - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

          - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

     -    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES:

          -    MATURITY RISK:

               - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                     - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                     - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

               - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

               - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


          - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996      14.37%
1997      21.30%
1998      12.33%
1999       3.08%
2000      16.02%
2001       0.25%
2002      (5.17%)
2003      16.32%
2004      11.32%
2005       2.82%

          During the period shown in the bar chart, the highest quarterly return was 10.37% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.94)% (for the calendar quarter ended September 30, 2002).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                       1 YEAR     5 YEAR    10 YEAR
     Total Return Series--Initial Class Shares           2.82%      4.83%      8.96%
     Standard & Poor's 500 Stock Index*+                 4.91%      0.54%      9.07%
     Lehman Brothers U.S. Aggregate Bond Index*@         2.43%      5.87%      6.16%


----------

     *    Source: Standard & Poor's Micropal, Inc.
     + The Standard & Poor's 500 Stock Index (the S&P 500) measures the broad U.S. stock market.
     @ The Lehman Brothers U.S. Aggregate Bond Index measures the U.S. bond market.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGERS


Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER       PRIMARY ROLE      SINCE     TITLE AND FIVE YEAR HISTORY
     -----------------       ------------      -----     ---------------------------
     Alan Langsner         Multi-Cap Value     2004      Vice President of MFS;
                          Equities Portfolio             employed in the investment
                              Manager                    management area of MFS
                                                         since 1999.

     Brooks A. Taylor       Lead/Large Cap     2004      Senior Vice President of
                            Value Equities               MFS; employed in the
                          Portfolio Manager              investment management area
                                                         of MFS since 1996.

     Kenneth Enright       Multi-Cap Value     1999      Senior Vice President of
                          Equities Portfolio             MFS; employed in the
                              Manager                    investment management area
                                                         of MFS since 1986.

     Michael Roberge       Debt Securities     2002      Executive Vice President of
                          Portfolio Manager              MFS; employed in the
                                                         investment management area
                                                         of MFS since 1996.

     Steven Gorham         Large-Cap Value     2002      Senior Vice President of
                          Equities Portfolio             MFS; employed in the
                             Manager                     investment management area
                                                         of MFS since 1992.

     Richard O. Hawkins    Debt Securities     2005      Senior Vice President of
                          Portfolio Manager              MFS; employed in the
                                                         investment management
                                                         area of MFS since 1988.

     William Douglas       Mortgage Backed     2004      Vice President of MFS;
                           Debt Securities               employed in the investment
                          Portfolio Manager              management area of MFS
                                                         since 2004. Prior to 2004,
                                                         Mr. Douglas was a Vice
                                                         President and Senior
                                                         Mortgage Analyst at
                                                         Wellington Management Company LLP.

     Nevin P. Chitkara     Large-Cap Value    May 2006   Vice President of MFS;
                          Equities Portfolio             employed in the investment
                              Manager                    management area of MFS
                                                         since 1997.

     15:  UTILITIES SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

     - companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

     - companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).


     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


     EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

     -    the current regulatory environment;

     -    the strength of the company's management team; and

     - the company's growth prospects and valuation relative to its long-term potential.

     Equity securities purchased by the series consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

     As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

     -    a fixed income stream, and

     - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate. These securities include:

     - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds;

     - MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series;


     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government, one of its agencies or instrumentalities, or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the

          Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


     - JUNK BONDS, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

     In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     FOREIGN SECURITIES. The series invests in foreign securities (including emerging markets securities) such as:

     -    equity securities of foreign companies in the utilities industry,

     - fixed income securities of foreign companies in the utilities industry, and

     -    fixed income securities issued by foreign governments.

     These investments may expose the series to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - CONCENTRATION RISK: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

          -    risks of increases in fuel and other operating costs;

          - restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

          -    coping with the general effects of energy conservation;

          - technological innovations which may render existing plants, equipment or products obsolete;

          -    the potential impact of natural or man-made disasters;

          - difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

          -    the high cost of obtaining financing during periods of inflation;

          - difficulties of the capital markets in absorbing utility debt and equity securities; and

          -    increased competition.

     For example, electric utilities in California have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions.

     Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a series with a more broadly diversified portfolio.

     - REGULATION AND DEREGULATION: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and great volatility in those companies' securities prices.

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

     - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

     -    JUNK BOND RISK

          - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

          - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

          -    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

               -    MATURITY RISK:

                     - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                          - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                          - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

                     - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

                     - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


               - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996       18.51%
1997       31.70%
1998       18.06%
1999       30.81%
2000        7.07%
2001      (24.20%)
2002      (22.76%)
2003       35.89%
2004       30.20%
2005       16.84%

          During the period shown in the bar chart, the highest quarterly return was 21.53% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (16.33)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                       1 YEAR     5 YEAR    10 YEAR
     Utilities Series--Initial Class Shares             16.84%      3.89%     12.06%
     Standard & Poor's 500 Utilities Index+*            16.84%     (2.24)%     6.79%



----------
     +    Source: Standard & Poor's Micropal, Inc.
     * The Standard & Poor's 500 Utilities Index measures the utilities sector.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGERS


     Information regarding the portfolio managers of the Series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER      PRIMARY ROLE      SINCE      TITLE AND FIVE YEAR HISTORY
     -----------------   ------------------   -----      ---------------------------
     Maura Shaughnessy   Equities Portfolio   1995       Senior Vice President of MFS;
                              Manager                    employed in the investment
                                                         management area of MFS
                                                         since 1991.

     Robert Persons       Debt Securities     2005       Vice President of MFS; employed
                         Portfolio Manager               in the investment management
                                                         area of MFS since 2000. Prior
                                                         to 2000 Mr. Persons was a Bond
                                                         Analyst/Portfolio Manager at
                                                         Scudder Kemper Investments.

     16:  VALUE SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is to seek capital appreciation and reasonable income. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

     -    they are temporarily out of favor in the market due to

          -    a decline in the market

          -    poor economic conditions

          - developments that have affected or may affect the issuer of the securities or the issuer's industry

     -    the market has overlooked them.

     Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Composite Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign securities through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - UNDERVALUED SECURITIES RISK: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

     - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potential lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

     - INTEREST RATE RISK: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

     - FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

2003      24.96%
2004      15.18%
2005       6.66%

          During the period shown in the bar chart, the highest quarterly return was 14.99% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (6.37)% (for the calendar quarter ended March 31, 2003).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                       1 YEAR     LIFE*
     Value Series--Initial Class Shares                  6.66%     7.29%
     Russell 1000 Value Index**+                         7.05%     8.19%


----------

     * Series performance figures are for the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2005. Index returns are from January 1, 2002.
     **   Source: Standard & Poor's Micropal, Inc.
     +    The Russell 1000 Value Index measures large-cap U.S. value stocks.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGERS

     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio manager is primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER      PRIMARY ROLE      SINCE      TITLE AND FIVE YEAR HISTORY
     -----------------   ------------------   -----      ---------------------------
     Steven Gorham       Portfolio Manager     2002      Senior Vice President of MFS;
                                                         employed in the investment
                                                         management area of MFS
                                                         since 1992.

     Nevin P. Chitkara   Portfolio Manager   May 2006    Vice President of MFS;
                                                         employed in the investment
                                                         management area of MFS
                                                         since 1997.

     III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


     Each series may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the series' transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).


-    TEMPORARY DEFENSIVE POLICIES

     Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.


-    ACTIVE AND FREQUENT TRADING

     Each series, except for the Money Market Series, may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains, as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.


     IV   MANAGEMENT OF THE SERIES

-    INVESTMENT ADVISER


     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee, based on the series' average daily net assets.

     For the fiscal year ended December 31, 2005, each series paid MFS an effective management fee rate as set forth under "Expense Summary--Expense Table" above, except for the following series, which paid MFS an effective management fee for this period as follows:



                                       EFFECTIVE
                                       MANAGEMENT
                                        FEE--FYE
     SERIES                               2005
     ------                               ----
     MFS Research Bond Series             0.53%



     The management fee set forth in each series' Investment Advisory Agreement, as a percentage of such series' average daily net assets, equals its effective fee as set forth under "Expense Summary--Expense Table" above.

     Effective May 1, 2005, MFS agreed in writing to reduce its management fee from 0.60% to 0.50% annually of the series' average daily net assets for MFS Research Bond Series.

     Effective August 1, 2005, MFS agreed in writing to reduce its management fee as a percentage annually of each series' average daily net assets for each series shown as follows:



     SERIES                                MANAGEMENT FEE
     ------                                --------------
     MFS Capital Opportunities Series      From 0.75% to 0.65% on average daily net
                                           assets over $1 billion
     MFS Emerging Growth Series
     MFS High Income Series
     MFS Investors Growth Stock Series
     MFS Investors Trust Series
     MFS Research Series
     MFS Strategic Income Series
     MFS Value Series
     MFS New Discovery Series              From 0.90% to 0.80% on average daily net
                                           assets over $1 billion
     MFS Total Return Series               From 0.75% to 0.65% on average daily net
                                           assets over $3 billion
     MFS Mid Cap Growth Series             From 0.75% to 0.70% on average daily net
                                           assets over $1 billion
     MFS Utilities Series
     MFS Global Equity Series              From 1.00% to 0.90% on average daily net
                                           assets over $1 billion



     These written agreements will remain in effect until modified by the series' Board of Trustees and MFS.

     A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement between the series and MFS is available in each series' Annual Report to shareholders for the fiscal year ended December 31, 2005.

     MFS Fund Distributors, Inc. or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to insurance companies, plan sponsors and other eligible investors to whom shares of the series are offered (collectively, together with their affiliates, "Record Owners") as incentives to market the series or to cooperate with MFD's promotional efforts or in recognition of their marketing and/or administrative support. This compensation, which is paid by MFD, is not reflected in the fees and expenses listed in the fee table section of the series' prospectus. In the case of any one Record Owner, marketing and administrative support payments generally will not exceed 0.25% of the total assets of the series attributable to the Record Owner, on an annual basis. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to Record Owners.


     These payments may provide an additional incentive to Record Owners to actively promote the series or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a Record Owner may have a financial incentive to recommend a particular series or a share class. You can find further details in the SAI about the payments made by MFD and the services provided by Record Owners. In addition, you can ask your Record Owner for information about any payments it receives from MFD and any services provided, as well as about any fees and/or commissions it charges in addition to those disclosed in this prospectus. Record Owners that market the series may also act as, or be affiliated with, a broker or dealer in connection with a series' purchase or sale of portfolio securities. However, the series and MFS do not consider a Record Owner's purchases of shares of a series as a factor when choosing brokers or dealers to effect portfolio transactions for the series.


     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of series portfolio holdings. A description of this policy is provided in the Statement of Additional Information. In addition, by clicking on a series name under "Select a fund" on the MFS website, mfs.com, the following information is generally available to you:


     INFORMATION                                                  APPROXIMATE DATE OF POSTING TO WEBSITE
     ---------------------------------------------------------------------------------------------------
     Series' top 10 securities holdings as of each month's end    14 days after month end
     Series' full securities holdings as of each month's end      29 days after month end


     Note that the series or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


-    ADMINISTRATOR

     MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each series.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

     V    DESCRIPTION OF SHARES


     The trust offers Initial and Service Class shares of each fund (except the Money Market Series which only offers Initial Class shares). Initial Class shares are offered through this prospectus. If you would like to receive a copy of the prospectus for Service Class shares, please call the MFS Service Center. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts, plans, and other eligible investors, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.


     VI   OTHER INFORMATION

-    PRICING OF SERIES' SHARES


     The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

     To determine net asset value, each series' investments, except for MFS Money Market Series, for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

     The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

     Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer, and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

     To determine net asset value, the MFS Money Market Series' investments are generally valued at amortized cost.

     Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

     All purchases, redemptions, and exchanges of shares are made through insurance company separate accounts, Plans, and other eligible investors, which are the record owner of the shares. Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or exchange interests in the series' shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the series is made.

     Insurance companies, plan sponsors and other eligible investors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 10:00 a.m. Eastern time on the next day on which the New York Stock Exchange is open for trading.


-    DISTRIBUTIONS


     Each series (except the Money Market Series) intends to pay substantially all of its net income (including any capital gains) to shareholders at least annually.


     The Money Market Series intends to declare daily as dividends substantially all of its net income (excluding any realized net capital gains) and to pay these dividends to shareholders at least monthly. The series intends to distribute any realized net capital gains at least annually.

-    TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

     Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-    RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS


     RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to the oversight by the Board of Trustees, pursuant to procedures adopted by MFS.


-    EXCESSIVE TRADING PRACTICES

     PURCHASE AND EXCHANGE LIMITATION POLICIES. As a matter of policy adopted by the Trustees, the series reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading (e.g., trading, which in the reasonable judgment of the series or its agents, may disrupt portfolio investment strategies or otherwise adversely affect the series). This policy applies to transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


     LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a series or its agents. Therefore, the ability of the series or its agents to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series or its agents. The insurance company, plan or other eligible investor through which your investment in the series is made may impose transfer limitations and other limitations designed to curtail excessive trading. In addition, the terms of a particular insurance company contract, plan, or other investment vehicle may also limit the ability of the insurance company, plan or other eligible investor to address excessive trading. Please refer to your insurance company contract, plan, or other material for the investment vehicle through which your investment in the series is made for details. Given the limitations of the series or its agents to detect and curtail excessive trading activity and their reliance on an insurance company, plan or other eligible investor to effectively address potential excessive trading activity, there is a risk that the series' policies may not be applied uniformly and may be ineffective to detect or prevent excessive trading practices. As a result, the series can give no assurances that excessive trading practices will not occur in the series, and shareholders may be subject to the risks associated with excessive trading practices as described below.


     EXCESSIVE TRADING RISKS. To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a high level of cash balances would likewise result in lower series investment performance during periods of rising markets.

     For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value (referred to as valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the series' valuation time. To the extent that a series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of shares of that series held by other shareholders.


     For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of series shares held by other shareholders.


-    UNIQUE NATURE OF SERIES

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-    POTENTIAL CONFLICTS

     Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the Board of Trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

     VII  FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). The per share data in the financial highlights tables, including total returns, do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce total return. This information has been audited by the trust's independent registered public accounting firm , whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The trust's independent registered public accounting firm is Deloitte & Touche LLP.

1.  CAPITAL OPPORTUNITIES SERIES--INITIAL CLASS


                                                             YEARS ENDED 12/31
                                      --------------------------------------------------------------
                                         2005         2004         2003         2002         2001
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $    13.57   $    12.11   $     9.53   $    13.55   $    19.26
                                      ----------   ----------   ----------   ----------   ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income(d)              $     0.06   $     0.09   $     0.05   $     0.02   $     0.01
Net realized and unrealized
gain (loss) on investments and
foreign currency                            0.16         1.41         2.55        (4.03)       (4.32)
                                      ----------   ----------   ----------   ----------   ----------
Total from investment operations      $     0.22   $     1.50   $     2.60   $    (4.01)  $    (4.31)
                                      ----------   ----------   ----------   ----------   ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income            $    (0.10)  $    (0.04)  $    (0.02)  $    (0.01)  $    (0.00)(w)
From net realized gain on
investments and foreign
currency transactions                         --           --           --           --        (1.40)
                                      ----------   ----------   ----------   ----------   ----------
Total distributions declared to
shareholders                          $    (0.10)  $    (0.04)  $    (0.02)  $    (0.01)  $    (1.40)
                                      ----------   ----------   ----------   ----------   ----------
Net asset value, end of period        $    13.69   $    13.57   $    12.11   $     9.53   $    13.55
                                      ----------   ----------   ----------   ----------   ----------
Total return (%) (k)(s)(r)                  1.69        12.46(b)     27.39       (29.69)      (23.48)
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               0.98         0.88         0.94         0.93         0.96
Expenses after expense
reductions(f)                               0.90         0.90(e)      0.90         0.90         0.91
Net investment income                       0.42         0.74         0.45         0.21         0.06
Portfolio turnover                            93           76           65          105          102
Net assets at end of period
(000 Omitted)                         $  137,244   $  158,082   $  150,436   $  105,323   $  163,014


----------

(r) Certain expenses have been reduced without which performance would have been lower.
(w)  Per share amount was less than $0.01.
(d)  Per share data are based on average shares outstanding.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

2.  EMERGING GROWTH SERIES--INITIAL CLASS


                                                             YEARS ENDED 12/31
                                      -----------------------------------------------------------------
                                         2005         2004          2003          2002         2001
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $    17.52   $    15.51    $    11.91    $    17.98   $     28.85
                                      ----------   ----------    ----------    ----------   -----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment loss(d)                $    (0.05)  $    (0.03)   $    (0.03)   $    (0.04)  $     (0.03)
Net realized and unrealized gain
(loss) on investments and foreign
currency                                    1.66         2.04          3.63         (6.03)        (9.44)
                                      ----------   ----------    ----------    ----------   -----------
Total from investment operations      $     1.61   $     2.01    $     3.60    $    (6.07)  $     (9.47)
                                      ----------   ----------    ----------    ----------   -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income            $       --   $       --    $       --    $       --   $     (1.04)
From net realized gain on
investments and foreign currency
transactions                                  --           --            --            --         (0.36)
                                      ----------   ----------    ----------    ----------   -----------
Total distributions declared to
shareholders                          $       --   $       --    $       --    $       --   $     (1.40)
                                      ----------   ----------    ----------    ----------   -----------
Net asset value, end of period        $    19.13   $    17.52    $    15.51    $    11.91   $     17.98
                                      ----------   ----------    ----------    ----------   -----------
Total return (%) (k)(s)(r)                  9.19        12.96(b)      30.23(j)     (33.76)       (33.49)
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               0.88         0.87          0.87          0.86          0.87
Expenses after expense
reductions(f)                               0.88         0.87          0.87          0.86          0.87
Net investment loss                        (0.29)       (0.17)        (0.22)        (0.24)        (0.14)
Portfolio turnover                            95           99           103           111           231
Net assets at end of period
(000 Omitted)                         $  761,444   $  830,410    $  849,718    $  757,499   $ 1,462,469


----------

(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(j) The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.09 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Initial Class and Service Class shares total returns for the year ended December 31, 2003 would have each been lower by approximately 0.75%.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

3.  GLOBAL EQUITY SERIES--INITIAL CLASS


                                                             YEARS ENDED 12/31
                                      -----------------------------------------------------------------
                                         2005         2004         2003            2002         2001
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $    12.80   $    10.86   $     8.50      $     9.69   $    10.80
                                      ----------   ----------   ----------      ----------   ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income(d)              $     0.09   $     0.06   $     0.06      $     0.05   $     0.04
Net realized and unrealized gain
(loss) on investments and foreign
currency                                    0.86         1.92         2.30           (1.20)       (1.11)
                                      ----------   ----------   ----------      ----------   ----------
Total from investment operations      $     0.95   $     1.98   $     2.36      $    (1.15)  $    (1.07)
                                      ----------   ----------   ----------      ----------   ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income            $    (0.04)  $    (0.04)  $    (0.00)(w)  $    (0.04)  $    (0.03)
From net realized gain on
investments and foreign
currency transactions                      (0.22)          --           --              --        (0.01)
                                      ----------   ----------   ----------      ----------   ----------
Total distributions declared to
shareholders                          $    (0.26)  $    (0.04)  $    (0.00)(w)  $    (0.04)  $    (0.04)
                                      ----------   ----------   ----------      ----------   ----------
Net asset value, end of period        $    13.49   $    12.80   $    10.86      $     8.50   $     9.69
                                      ----------   ----------   ----------      ----------   ----------
Total return (%) (r)(k)(s)                  7.68        18.28        27.84          (11.89)       (9.95)
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               1.48         1.56         1.94            2.10         2.22
Expenses after expense
reductions(f)                               1.15         1.15         1.15            1.15         1.16
Net investment income                       0.68         0.53         0.63            0.54         0.44
Portfolio turnover                            52           40           48             148           71
Net assets at end of period
(000 Omitted)                         $   35,415   $   31,983   $   18,212      $    7,364   $    5,623


----------

(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(w)  Per share amount was less than $0.01.

4.  HIGH INCOME SERIES--INITIAL CLASS


                                                             YEARS ENDED 12/31
                                      -----------------------------------------------------------------
                                         2005         2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $    10.37   $     9.97    $     8.81    $     9.22    $     9.84
                                      ----------   ----------    ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income(d)              $     0.67   $     0.68    $     0.68    $     0.73    $     0.90
Net realized and unrealized
gain (loss) on investments
and foreign currency                       (0.48)        0.19          0.87         (0.50)        (0.68)
                                      ----------   ----------    ----------    ----------    ----------
Total from investment operations      $     0.19   $     0.87    $     1.55    $     0.23    $     0.22
                                      ----------   ----------    ----------    ----------    ----------
Less distributions declared to
shareholders from net investment
income                                $    (0.69)  $    (0.47)   $    (0.39)   $    (0.64)   $    (0.84)
                                      ----------   ----------    ----------    ----------    ----------
Net asset value, end of period        $     9.87   $    10.37    $     9.97    $     8.81    $     9.22
                                      ----------   ----------    ----------    ----------    ----------
Total return (%) (k)(s)(r)                  2.16         9.15         17.96          2.56          2.07

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               0.90         0.86          0.89          0.88          1.01
Expenses after expense
reductions(f)                               0.90         0.89(e)       0.90(e)       0.90(e)       0.91
Net investment income                       6.81         6.86          7.23          8.32          9.53
Portfolio turnover                            56           63            82            68            64
Net assets at end of period
(000 Omitted)                         $  355,264   $  379,246    $  319,245    $  120,711    $   84,515


----------

(r) Certain expenses have been reduced without which performance would have been lower.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

5.  INVESTORS GROWTH STOCK SERIES--INITIAL CLASS


                                                                 YEARS ENDED 12/31
                                      ----------------------------------------------------------------------
                                         2005           2004           2003           2002          2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $     9.51     $     8.71     $     7.08     $     9.77     $    13.00
                                      ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income (loss)(d)       $     0.01     $     0.03     $     0.00(w)  $    (0.00)(w) $     0.01
Net realized and unrealized gain
(loss) on investments and foreign
currency                                    0.41           0.77           1.63          (2.69)         (3.14)
                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations      $     0.42     $     0.80     $     1.63     $    (2.69)    $    (3.13)
                                      ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income            $    (0.03)    $       --     $       --     $       --     $    (0.01)
From net realized gain on
investments and foreign
currency transactions                         --             --             --             --          (0.09)
                                      ----------     ----------     ----------     ----------     ----------
Total distributions declared to
shareholders                          $    (0.03)    $       --     $       --     $       --     $    (0.10)
                                      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period        $     9.90     $     9.51     $     8.71     $     7.08     $     9.77
                                      ----------     ----------     ----------     ----------     ----------
Total return (%) (k)(s)(r)                  4.49           9.18(b)       23.02         (27.53)        (24.14)

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               0.90           0.86           0.88           0.88           0.91
Expenses after expense
reductions(f)                               0.90           0.86           0.88           0.88           0.92(e)
Net investment income (loss)                0.09           0.37           0.04          (0.03)          0.07
Portfolio turnover                           146            144            253            214            265
Net assets at end of period
(000 Omitted)                         $  176,463     $  217,934     $  199,674     $  120,593     $  147,280


----------

(d)  Per share data are based on average shares outstanding.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(w)  Per share amount was less than $0.01.
(r) Certain expenses have been reduced without which performance would have been lower.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

6.  INVESTORS TRUST SERIES--INITIAL CLASS


                                                                 YEARS ENDED 12/31
                                      ----------------------------------------------------------------------
                                         2005           2004           2003           2002          2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $    18.08     $    16.34     $    13.47     $    17.12     $    21.00
                                      ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income(d)              $     0.10     $     0.11     $     0.11     $     0.09     $     0.10
Net realized and unrealized gain
(loss) on investments and foreign
currency                                    1.21           1.73           2.86          (3.66)          3.40
                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations      $     1.31     $     1.84     $     2.97     $    (3.57)    $    (3.30)
                                      ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income            $    (0.10)    $    (0.10)    $    (0.10)    $    (0.08)    $    (0.09)
From net realized gain on
investments and foreign currency
transactions                                  --             --             --             --          (0.49)
                                      ----------     ----------     ----------     ----------     ----------
Total distributions declared to
shareholders                          $    (0.10)    $    (0.10)    $    (0.10)    $    (0.08)    $    (0.58)
                                      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period        $    19.29     $    18.08     $    16.34     $    13.47     $    17.12
                                      ----------     ----------     ----------     ----------     ----------
Total return (%) (r)(s)(k)                  7.31          11.36(b)       22.15         (20.96)        (15.95)

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               0.88           0.86           0.87           0.88           0.90
Expenses after expense
reductions(f)                               0.88           0.86           0.87           0.88           0.90
Net investment income                       0.55           0.68           0.78           0.62           0.54
Portfolio turnover                            55             89             88             71             84
Net assets at end of period
(000 Omitted)                         $  722,738     $  631,827     $  481,914     $  378,720     $  502,723


----------

(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

7.  MID CAP GROWTH SERIES--INITIAL CLASS


                                                                 YEARS ENDED 12/31
                                      ----------------------------------------------------------------------
                                         2005           2004           2003           2002           2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $     7.08     $     6.18     $     4.51     $     7.94     $     9.74
                                      ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment loss(d)                $    (0.03)    $    (0.04)    $    (0.02)    $    (0.02)    $    (0.02)
Net realized and unrealized
gain (loss) on investments and
foreign currency                            0.25           0.94           1.69          (3.41)         (1.68)
                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations      $     0.22     $     0.90     $     1.67     $    (3.43)    $    (1.70)
                                      ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income            $       --     $       --     $       --     $       --     $    (0.00)(w)
From net realized gain on
investments and foreign currency
transactions                                  --             --             --             --          (0.10)
                                      ----------     ----------     ----------     ----------     ----------
Total distributions declared to
shareholders                          $       --     $       --     $       --     $       --     $    (0.10)
                                      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period        $     7.30     $     7.08     $     6.18     $     4.51     $     7.94
                                      ----------     ----------     ----------     ----------     ----------
Total return (%) (s)(k)(r)                  3.11          14.56          37.03         (43.20)        (17.55)

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               0.92           0.87           0.91           0.91           0.96
Expenses after expense
reductions(f)                               0.92           0.87           0.89           0.90           0.91
Net investment loss                        (0.40)         (0.56)         (0.45)         (0.34)         (0.20)
Portfolio turnover                            86             83             86            144            105
Net assets at end of period
(000 Omitted)                         $  216,765     $  221,192     $  165,102     $   56,909     $   48,453


----------

(r) Certain expenses have been reduced without which performance would have been lower.
(w)  Per share amount was less than $0.01.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

8.  MONEY MARKET SERIES--INITIAL CLASS


                                                                 YEARS ENDED 12/31
                                      ----------------------------------------------------------------------
                                         2005           2004           2003           2002           2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                      ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income(d)              $     0.03     $     0.01     $     0.01     $     0.01     $     0.04
Net realized gain (loss) on
investments                                (0.00)(w)         --             --             --             --
                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations      $     0.03     $     0.01     $     0.01     $     0.01     $     0.04
                                      ----------     ----------     ----------     ----------     ----------
Less distributions declared to
shareholders from net investment
income                                $    (0.03)    $    (0.01)    $    (0.01)    $    (0.01)    $    (0.04)
                                      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                      ----------     ----------     ----------     ----------     ----------
Total return (%) (k)(r)                     2.73           0.78           0.61           1.31           3.72

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               2.83           1.68           0.99           0.79           0.85
Expenses after expense
reductions(f)                               0.60           0.60           0.60           0.60           0.61
Net investment income                       2.64           0.72           0.64           1.30           3.50
Net assets at end of period
(000 Omitted)                         $    2,224     $    2,804     $    5,256     $   17,006     $   20,706


----------

(w)  Per share amount was less than $0.01.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

9.  NEW DISCOVERY SERIES--INITIAL CLASS


                                                                 YEARS ENDED 12/31
                                      ----------------------------------------------------------------------
                                         2005           2004           2003           2002           2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $    14.87     $    13.96     $    10.44     $    15.27     $    16.61
                                      ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment loss(d)                $    (0.09)    $    (0.09)    $    (0.08)    $    (0.07)    $    (0.09)
Net realized and unrealized
gain (loss) on investments and
foreign currency                            0.87           1.00           3.60          (4.76)         (0.74)
                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations      $     0.78     $     0.91     $     3.52     $    (4.83)    $    (0.83)
                                      ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net realized gain on
investments and foreign currency
transactions                          $       --     $       --     $       --     $       --     $    (0.51)
                                      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period        $    15.65     $    14.87     $    13.96     $    10.44     $    15.27
                                      ----------     ----------     ----------     ----------     ----------
Total return (%) (k)(s)(r)                  5.25           6.52          33.72         (31.63)         (5.03)

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               1.06           1.01           1.04           1.05           1.09
Expenses after expense
reductions(f)                               1.06           1.01           1.04           1.05           1.06
Net investment loss                        (0.61)         (0.67)         (0.62)         (0.56)         (0.61)
Portfolio turnover                           132            134             88             90             63
Net assets at end of period
(000 Omitted)                         $  406,190     $  380,100     $  290,364     $  157,863     $  194,098


----------

(d)  Per share data are based on average shares outstanding.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.

10.  RESEARCH SERIES--INITIAL CLASS


                                                                 YEARS ENDED 12/31
                                      ----------------------------------------------------------------------
                                         2005           2004           2003           2002           2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $    15.30     $    13.35     $    10.78     $    14.32     $    20.80
                                      ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income(d)              $     0.07     $     0.06     $     0.10     $     0.06     $     0.03
Net realized and unrealized gain
(loss) on investments and foreign
currency                                    1.11           2.04           2.55          (3.57)         (4.15)
                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations      $     1.18     $     2.10     $     2.65     $    (3.51)    $    (4.12)
                                      ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income            $    (0.07)    $    (0.15)    $    (0.08)    $    (0.03)    $    (0.00)(w)
From net realized gain on
investments and foreign
currency transactions                         --             --             --             --          (2.36)
                                      ----------     ----------     ----------     ----------     ----------
Total distributions declared to
shareholders                          $    (0.07)    $    (0.15)    $    (0.08)    $    (0.03)    $    (2.36)
                                      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period        $    16.41     $    15.30     $    13.35     $    10.78     $    14.32
                                      ----------     ----------     ----------     ----------     ----------
Total return (%) (k)(s)(r)                  7.80          15.85(b)       24.71(j)      (24.54)        (21.25)

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               0.93           0.88           0.88           0.87           0.89
Expenses after expense
reductions(f)                               0.93           0.88           0.88           0.87           0.89
Net investment income                       0.47           0.47           0.83           0.52           0.20
Portfolio turnover                            93            118            124             98             99
Net assets at end of period
(000 Omitted)                         $  289,472     $  339,259     $  352,464     $  488,917     $  808,889


----------

(r) Certain expenses have been reduced without which performance would have been lower.
(w)  Per share amount was less than $0.01.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(j) The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Initial Class and Service Class shares total returns for the year ended December 31, 2003 would have each been lower by approximately 0.22%.
(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

11.  RESEARCH BOND SERIES--INITIAL CLASS



                                                                 YEARS ENDED 12/31
                                      ----------------------------------------------------------------------
                                         2005           2004           2003           2002           2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $    12.16     $    12.19     $    11.82     $    11.52     $    11.32
                                      ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income(d)              $     0.51     $     0.59     $     0.62     $     0.67     $     0.72
Net realized and unrealized
gain (loss) on investments and
foreign currency                           (0.34)          0.11           0.45           0.30           0.22
                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations      $     0.17     $     0.70     $     1.07     $     0.97     $     0.94
                                      ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income            $    (0.62)    $    (0.73)    $    (0.70)    $    (0.67)    $    (0.74)
From net realized gain on
investments and foreign
currency transactions                      (0.10)            --             --             --             --
                                      ----------     ----------     ----------     ----------     ----------
Total distributions declared to
shareholders                          $    (0.72)    $    (0.73)    $    (0.70)    $    (0.67)    $    (0.74)
                                      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period        $    11.61     $    12.16     $    12.19     $    11.82     $    11.52
                                      ----------     ----------     ----------     ----------     ----------
Total return (%) (k)(s)(r)                  1.51           6.06           9.34           8.92           8.71

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               1.12           0.99           0.94           0.92           0.99
Expenses after expense
reductions(f)                               0.73           0.75           0.75           0.75           0.75
Net investment income                       4.40           4.88           5.04           5.92           6.34
Portfolio turnover                            88             55            116            132            281
Net assets at end of period
(000 Omitted)                         $   36,738     $   28,881     $   31,981     $   33,755     $   31,087


----------

(r) Certain expenses have been reduced without which performance would have been lower.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

12.  RESEARCH INTERNATIONAL SERIES--INITIAL CLASS



                                                                YEAR ENDED 12/31
                                                                    2005(c)
                                                                ----------------
Net asset value, beginning of period                            $          10.00
                                                                ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS

Net investment income(d)                                        $           0.05
Net realized and unrealized gain (loss) on investments
and foreign currency                                                        2.03
                                                                ----------------
Total from investment operations                                $           2.08
                                                                ----------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                      $          (0.07)
From net realized gain on investments and foreign
currency transactions                                                      (0.17)
                                                                ----------------
Total distributions declared to shareholders                    $          (0.24)
                                                                ----------------
Net asset value, end of period                                  $          11.84
                                                                ----------------
Total return (%) (k)(s)(r)                                                 20.85(n)

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:

Expenses before expense reductions(f)                                       4.03(a)
Expenses after expense reductions(f)                                        1.10(a)
Net investment income                                                       0.66(a)
Portfolio turnover                                                            95
Net assets at end of period (000 Omitted)                       $          5,878


----------

(c) For the period from the commencement of the series' investment operations, April 29, 2005, through December 31, 2005.
(a)  Annualized.
(n)  Not annualized.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

13.  STRATEGIC INCOME SERIES--INITIAL CLASS



                                                                 YEARS ENDED 12/31
                                      ----------------------------------------------------------------------
                                         2005           2004           2003           2002           2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $    11.25     $    11.02     $    10.53     $    10.09     $    10.01
                                      ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income(d)              $     0.56     $     0.59     $     0.55     $     0.50     $     0.50
Net realized and unrealized
gain (loss) on investments and
foreign currency                           (0.37)          0.22           0.51           0.32          (0.04)
                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations      $     0.19     $     0.81     $     1.06     $     0.82     $     0.46
                                      ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income            $    (0.76)    $    (0.58)    $    (0.57)    $    (0.38)    $    (0.38)
From net realized gain on
investments and foreign
currency transactions                      (0.04)            --             --             --             --
                                      ----------     ----------     ----------     ----------     ----------
Total distributions declared to
shareholders                          $    (0.80)    $    (0.58)    $    (0.57)    $    (0.38)    $    (0.38)
                                      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period        $    10.64     $    11.25     $    11.02     $    10.53     $    10.09
                                      ----------     ----------     ----------     ----------     ----------
Total return (%) (k)(r)(s)                  1.89           7.73          10.38           8.40           4.75

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               1.25           1.08           1.11           1.10           1.12
Expenses after expense
reductions(f)                               0.90           0.90           0.90           0.90           0.92
Net investment income                       5.24           5.41           5.16           4.85           4.99
Portfolio turnover                            64             69            146            249            171
Net assets at end of period
(000 Omitted)                         $   32,323     $   33,700     $   35,888     $   37,505     $   47,484


----------

(r) Certain expenses have been reduced without which performance would have been lower.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

14.  TOTAL RETURN SERIES--INITIAL CLASS



                                                                 YEARS ENDED 12/31
                                      ----------------------------------------------------------------------
                                         2005           2004           2003           2002          2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $     21.43    $     19.58    $     17.14    $     18.60    $    19.59
                                      -----------    -----------    -----------    -----------    ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income(d)              $      0.48    $      0.46    $      0.38    $      0.45    $     0.51
Net realized and unrealized
gain (loss) on investments and
foreign currency                             0.06           1.72           2.37          (1.37)        (0.46)
                                      -----------    -----------    -----------    -----------    ----------
Total from investment operations      $      0.54    $      2.18    $      2.75    $     (0.92)   $     0.05
                                      -----------    -----------    -----------    -----------    ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income            $     (0.43)   $     (0.33)   $     (0.31)   $     (0.30)   $    (0.42)
From net realized gain on
investments and foreign
currency transactions                       (0.85)            --             --          (0.24)        (0.62)
                                      -----------    -----------    -----------    -----------    ----------
Total distributions declared to
shareholders                          $     (1.28)   $     (0.33)   $     (0.31)   $     (0.54)   $    (1.04)
                                      -----------    -----------    -----------    -----------    ----------
Net asset value, end of period        $     20.69    $     21.43    $     19.58    $     17.14    $    18.60
                                      -----------    -----------    -----------    -----------    ----------
Total return (%) (k)(r)(s)                   2.82          11.32          16.32          (5.17)         0.25

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                                0.84           0.83           0.84           0.86          0.89
Expenses after expense
reductions(f)                                0.84           0.83           0.84           0.86          0.89
Net investment income                        2.32           2.28           2.14           2.58          2.75
Portfolio turnover                             46             57             53             73            98
Net assets at end of period
(000 Omitted)                         $ 2,572,096    $ 2,406,156    $ 1,790,999    $ 1,036,038    $  684,964


----------

(d)  Per share data are based on average shares outstanding.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.

15.  UTILITIES SERIES--INITIAL CLASS



                                                                 YEARS ENDED 12/31
                                      ----------------------------------------------------------------------
                                         2005           2004           2003           2002           2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $    20.45     $    15.95     $    12.03     $    15.94     $    23.57
                                      ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income(d)              $     0.40     $     0.36     $     0.29     $     0.31     $     0.39
Net realized and unrealized
gain (loss) on investments and
foreign currency                            3.02           4.39           3.95          (3.88)         (5.53)
                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations      $     3.42     $     4.75     $     4.24     $    (3.57)    $    (5.14)
                                      ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income            $    (0.13)    $    (0.25)    $    (0.32)    $    (0.34)    $    (0.69)
From net realized gain on
investments and foreign
currency transactions                         --             --             --             --          (1.80)
                                      ----------     ----------     ----------     ----------     ----------
Total distributions
declared to shareholders              $    (0.13)    $    (0.25)    $    (0.32)    $    (0.34)    $    (2.49)
                                      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period        $    23.74     $    20.45     $    15.95     $    12.03     $    15.94
                                      ----------     ----------     ----------     ----------     ----------
Total return (%) (k)(s)(r)                 16.84          30.20(b)       35.89         (22.76)        (24.20)

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense
reductions(f)                               0.90           0.89           0.92           0.94           0.93
Expenses after expense
reductions(f)                               0.90           0.89           0.92           0.94           0.93
Net investment income                       1.80           2.11           2.11           2.38           2.03
Portfolio turnover                            88            105            134            102            102
Net assets at end of period
(000 Omitted)                         $  506,315     $  357,652     $  243,275     $  170,032     $  260,749


----------

(d)  Per share data are based on average shares outstanding.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

16.  VALUE SERIES--INITIAL CLASS




                                                       YEARS ENDED 12/31
                                       -------------------------------------------------
                                          2005         2004         2003        2002(c)
----------------------------------------------------------------------------------------
Net asset value, beginning of period   $    12.13   $    10.76   $     8.63   $    10.00
                                       ----------   ----------   ----------   ----------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net investment income(d)               $     0.18   $     0.16   $     0.14   $     0.16
Net realized and unrealized gain
(loss) on investments and foreign
currency                                     0.60         1.44         2.01        (1.53)
                                       ----------   ----------   ----------   ----------
Total from investment operations       $     0.78   $     1.60   $     2.15   $    (1.37)
                                       ----------   ----------   ----------   ----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income             $    (0.10)  $    (0.06)  $    (0.02)  $       --
From net realized gain on
investments and foreign
currency transactions                       (0.29)       (0.17)          --           --
                                       ----------   ----------   ----------   ----------
Total distributions declared to
shareholders                           $    (0.39)  $    (0.23)  $    (0.02)  $       --
                                       ----------   ----------   ----------   ----------
Net asset value, end of period         $    12.52   $    12.13   $    10.76   $     8.63
                                       ----------   ----------   ----------   ----------
Total return (%) (k)(s)(r)                   6.66        15.18        24.96       (13.70)(n)

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions(f)        0.91         0.93         1.18         2.94(a)
Expenses after expense reductions(f)         0.90         0.90         0.90         0.90(a)
Net investment income                        1.50         1.44         1.45         1.89(a)
Portfolio turnover                             20           34           48          102
Net assets at end of period
(000 Omitted)                          $  132,371   $   83,704   $   36,981   $    5,497


----------

(c) For the period from the commencement of the series' investment operations, January 2, 2002 through December 31, 2002.
(r) Certain expenses have been reduced without which performance would have been lower.
(a)  Annualized.
(n)  Not annualized.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

APPENDIX A                                          CAPITAL OPPORTUNITIES SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Capital Opportunities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                    --
         Corporate Asset-Backed Securities                          --
         Mortgage Pass-Through Securities                           --
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                          --
       Lower Rated Bonds                                           /X/
       Municipal Bonds                                              --
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                              /X/
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                 /X/
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                   --
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                         --
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                                --
       "Yield Curve" Options                                        --
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                       --
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                                EMERGING GROWTH SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Emerging Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                    --
         Corporate Asset-Backed Securities                          --
         Mortgage Pass-Through Securities                           --
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                          --
       Lower Rated Bonds                                           /X/
       Municipal Bonds                                              --
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                               --
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                  --
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                   --
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                         --
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                                --
       "Yield Curve" Options                                        --
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                       --
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                                  GLOBAL EQUITY SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Global Equity Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                    --
         Corporate Asset-Backed Securities                          --
         Mortgage Pass-Through Securities                           --
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                         --
       Loans and Other Direct Indebtedness                          --
       Lower Rated Bonds                                            --
       Municipal Bonds                                              --
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                       --
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                               --
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                  --
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                   --
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                         --
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                                --
       "Yield Curve" Options                                        --
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                       --
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                                    HIGH INCOME SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the High Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                   /X/
         Corporate Asset-Backed Securities                         /X/
         Mortgage Pass-Through Securities                          /X/
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                         /X/
       Lower Rated Bonds                                           /X/
       Municipal Bonds                                              --
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                              /X/
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                 /X/
       Depositary Receipts                                          --
       Dollar-Denominated Foreign Debt Securities                  /X/
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                        /X/
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                                --
       Options on Futures Contracts                                 --
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                                --
       "Yield Curve" Options                                        --
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                      /X/
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                         INVESTORS GROWTH STOCK SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Investors Growth Stock Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                    --
         Corporate Asset-Backed Securities                          --
         Mortgage Pass-Through Securities                           --
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                         --
       Loans and Other Direct Indebtedness                          --
       Lower Rated Bonds                                            --
       Municipal Bonds                                              --
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                               --
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                  --
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                   --
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                         --
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                                --
       "Yield Curve" Options                                        --
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                       --
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                                INVESTORS TRUST SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Investors Trust Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                    --
         Corporate Asset-Backed Securities                          --
         Mortgage Pass-Through Securities                           --
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                          --
       Lower Rated Bonds                                            --
       Municipal Bonds                                              --
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                              /X/
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                  --
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                   --
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                         --
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                                --
       Options on Futures Contracts                                 --
       Options on Securities                                        --
       Options on Stock Indices                                     --
       Reset Options                                                --
       "Yield Curve" Options                                        --
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                       --
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                                 MID CAP GROWTH SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Mid Cap Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                    --
         Corporate Asset-Backed Securities                          --
         Mortgage Pass-Through Securities                           --
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                          --
       Lower Rated Bonds                                           /X/
       Municipal Bonds                                              --
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                              /X/
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                  --
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                   --
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                         --
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                          --
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                                --
       "Yield Curve" Options                                        --
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                       --
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                                   MONEY MARKET SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Money Market Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective and the rules governing money market funds. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                    --
         Corporate Asset-Backed Securities                         /X/
         Mortgage Pass-Through Securities                           --
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                          --
       Lower Rated Bonds                                            --
       Municipal Bonds                                             /X/
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                              /X/
     Equity Securities                                              --
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                  --
       Depositary Receipts                                          --
       Dollar-Denominated Foreign Debt Securities                  /X/
       Emerging Markets                                             --
       Foreign Securities                                           --
     Forward Contracts                                              --
     Futures Contracts                                              --
     Indexed Securities/Structured Products                         --
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                                --
       Options on Futures Contracts                                 --
       Options on Securities                                        --
       Options on Stock Indices                                     --
       Reset Options                                                --
       "Yield Curve" Options                                        --
     Repurchase Agreements                                         /X/
     Short Sales                                                    --
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                       --
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                       --

APPENDIX A                                                  NEW DISCOVERY SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the New Discovery Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                    --
         Corporate Asset-Backed Securities                          --
         Mortgage Pass-Through Securities                           --
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                        /X/
         Loans and Other Direct Indebtedness                        --
         Lower Rated Bonds                                         /X/
         Municipal Bonds                                            --
         U.S. Government Securities                                /X/
         Variable and Floating Rate Obligations                    /X/
         Zero Coupon Bonds, Deferred Interest Bonds
          and PIK Bonds                                            /X/
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                  --
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                  /X/
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                        /X/
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                               /X/
       "Yield Curve" Options                                       /X/
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                      /X/
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                                       RESEARCH SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Research Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                    --
         Corporate Asset-Backed Securities                          --
         Mortgage Pass-Through Securities                           --
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                          --
       Lower Rated Bonds                                           /X/
       Municipal Bonds                                              --
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                               --
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                  --
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                  /X/
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                        /X/
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                                --
       "Yield Curve" Options                                        --
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                       --
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                                  RESEARCH BOND SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Research Bond Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                   /X/
         Corporate Asset-Backed Securities                         /X/
         Mortgage Pass-Through Securities                          /X/
         Stripped Mortgage-Backed Securities                       /X/
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                         /X/
       Lower Rated Bonds                                           /X/
       Municipal Bonds                                             /X/
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                              /X/
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                 /X/
       Depositary Receipts                                          --
       Dollar-Denominated Foreign Debt Securities                  /X/
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                        /X/
     Inverse Floating Rate Obligations                             /X/
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                               /X/
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                               /X/
       "Yield Curve" Options                                       /X/
     Repurchase Agreements                                         /X/
     Short Sales                                                    --
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                      /X/
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                         RESEARCH INTERNATIONAL SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Research International Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                    --
         Corporate Asset-Backed Securities                          --
         Mortgage Pass-Through Securities                          /X/
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                          --
       Lower Rated Bonds                                            --
       Municipal Bonds                                              --
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                       --
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                               --
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                  --
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                  /X/
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                        /X/
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                          --
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                               /X/
       "Yield Curve" Options                                       /X/
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                      /X/
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                               STRATEGIC INCOME SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Strategic Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                   /X/
         Corporate Asset-Backed Securities                         /X/
         Mortgage Pass-Through Securities                          /X/
         Stripped Mortgage-Backed Securities                       /X/
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                         /X/
       Lower Rated Bonds                                           /X/
       Municipal Bonds                                             /X/
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                              /X/
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                 /X/
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                  /X/
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                        /X/
     Inverse Floating Rate Obligations                             /X/
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                               /X/
       "Yield Curve" Options                                       /X/
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                      /X/
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                                   TOTAL RETURN SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Total Return Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                   /X/
         Corporate Asset-Backed Securities                         /X/
         Mortgage Pass-Through Securities                          /X/
         Stripped Mortgage-Backed Securities                       /X/
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                         /X/
       Lower Rated Bonds                                           /X/
       Municipal Bonds                                             /X/
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                              /X/
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                 /X/
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                  /X/
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                        /X/
     Inverse Floating Rate Obligations                             /X/
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                               /X/
       "Yield Curve" Options                                       /X/
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                      /X/
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                                      UTILITIES SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Utilities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES                                     /X/
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                   /X/
         Corporate Asset-Backed Securities                         /X/
         Mortgage Pass-Through Securities                          /X/
         Stripped Mortgage-Backed Securities                        --
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                         /X/
       Lower Rated Bonds                                           /X/
       Municipal Bonds                                             /X/
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                              /X/
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                 /X/
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                  /X/
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                        /X/
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                                --
       "Yield Curve" Options                                        --
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                       --
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

APPENDIX A                                                          VALUE SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Value Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
       ASSET-BACKED SECURITIES                                     /X/
         Collateralized Mortgage Obligations
          and Multiclass Pass-Through Securities                   /X/
         Corporate Asset-Backed Securities                         /X/
         Mortgage Pass-Through Securities                          /X/
         Stripped Mortgage-Backed Securities                       /X/
       Corporate Securities                                        /X/
       Loans and Other Direct Indebtedness                         /X/
       Lower Rated Bonds                                           /X/
       Municipal Bonds                                             /X/
       U.S. Government Securities                                  /X/
       Variable and Floating Rate Obligations                      /X/
       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                              /X/
     Equity Securities                                             /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                                 /X/
       Depositary Receipts                                         /X/
       Dollar-Denominated Foreign Debt Securities                  /X/
       Emerging Markets                                            /X/
       Foreign Securities                                          /X/
     Forward Contracts                                             /X/
     Futures Contracts                                             /X/
     Indexed Securities/Structured Products                        /X/
     Inverse Floating Rate Obligations                              --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                                              /X/
       Closed-End Funds                                            /X/
     Lending of Portfolio Securities                               /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                                              --
       Mortgage "Dollar-Roll" Transactions                         /X/
       Reverse Repurchase Agreements                                --
     OPTIONS
       Options on Foreign Currencies                               /X/
       Options on Futures Contracts                                /X/
       Options on Securities                                       /X/
       Options on Stock Indices                                    /X/
       Reset Options                                               /X/
       "Yield Curve" Options                                       /X/
     Repurchase Agreements                                         /X/
     Short Sales                                                   /X/
     Short Term Instruments                                        /X/
     Swaps and Related Derivative Instruments                      /X/
     Temporary Borrowings                                          /X/
     Temporary Defensive Positions                                 /X/
     "When-Issued" Securities                                      /X/

MFS(R) VARIABLE INSURANCE TRUST(SM)

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board, Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Variable Insurance Trust--[name of series], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the series. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.


TO GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE SERIES, AND TO MAKE INQUIRIES ABOUT THE SERIES, PLEASE CONTACT THE INSURANCE OR ANNUITY COMPANY THROUGH WHICH YOU HAVE PURCHASED YOUR CONTRACT OR:


     MFS Service Center, Inc.
     500 Boylston Street
     Boston, MA 02116

     Telephone: 1-800-637-8730

     Internet: mfs.com

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2006, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.


Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

     The trust's Investment Company Act file number is 811-8326


                                                                    MVI-PRO-5/06

[MFS(SM) INVESTMENT MANAGEMENT(R) LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS
                                                                   SERVICE CLASS


MAY 1, 2006


This Prospectus describes the 15 series of the MFS Variable Insurance Trust (referred to as the trust), each of which offers Service Class shares.

 1. MFS CAPITAL OPPORTUNITIES SERIES seeks capital appreciation (referred to as the Capital Opportunities Series).

 2. MFS EMERGING GROWTH SERIES seeks to provide long-term growth of capital (referred to as the Emerging Growth Series).

 3. MFS GLOBAL EQUITY SERIES seeks capital appreciation (referred to as the Global Equity Series).

 4. MFS HIGH INCOME SERIES seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features (referred to as the High Income Series).

 5. MFS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).

 6. MFS INVESTORS TRUST SERIES seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income (referred to as the Investors Trust Series).

 7. MFS MID CAP GROWTH SERIES seeks long-term growth of capital (referred to as the Mid Cap Growth Series).

 8. MFS NEW DISCOVERY SERIES seeks capital appreciation (referred to as the New Discovery Series).

 9. MFS RESEARCH SERIES seeks to provide long-term growth of capital and future income (referred to as the Research Series).


10. MFS RESEARCH BOND SERIES seeks total return (high current income and long-term growth of capital) (referred to as the Research Bond Series).


11. MFS RESEARCH INTERNATIONAL SERIES seeks capital appreciation (referred to as the Research International Series).


12. MFS STRATEGIC INCOME SERIES seeks high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. (referred to as the Strategic Income Series).


13. MFS TOTAL RETURN SERIES seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income (referred to as the Total Return Series).

14. MFS UTILITIES SERIES seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).

15. MFS VALUE SERIES seeks capital appreciation and reasonable income (referred to as Value Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS


                                                              PAGE
I     Expense Summary                                           1

II    Risk Return Summary                                       3

       1.   Capital Opportunities Series                        3

       2.   Emerging Growth Series                              6

       3.   Global Equity Series                               10

       4.   High Income Series                                 13

       5.   Investors Growth Stock Series                      16

       6.   Investors Trust Series                             19

       7.   Mid Cap Growth Series                              22

       8.   New Discovery Series                               25

       9.   Research Series                                    28

      10.   Research Bond Series                               31

      11.   Research International Series                      36

      12.   Strategic Income Series                            38

      13.   Total Return Series                                43

      14.   Utilities Series                                   48

      15.   Value Series                                       53

III   Certain Investment Strategies and Risks                  56

IV    Management of the Series                                 56

V     Description of Shares                                    58

VI    Other Information                                        58

VII   Financial Highlights                                     60

      Appendix A -- Investment Techniques and Practices       A-1

     The trust offers Service Class shares for 15 of its series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts, to qualified pension and retirement plans and to other eligible investors. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser) and are described below.


I    EXPENSE SUMMARY

-    EXPENSE TABLE


     The "Expense Table" describes the fees and expenses that you may pay when you hold service class shares of each series. These expenses do not take into account the fees and expenses imposed by the investment vehicle through which an investment in a series is made. If these fees and expenses were included, expenses shown would be higher.


     ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):


                          CAPITAL          EMERGING          GLOBAL           HIGH            INVESTORS            INVESTORS
                       OPPORTUNITIES        GROWTH           EQUITY          INCOME         GROWTH STOCK             TRUST
                          SERIES            SERIES           SERIES           SERIES           SERIES                SERIES
                       -------------     ------------     ------------     ------------     -------------        -------------
     Management Fees            0.75%            0.75%            1.00%            0.75%             0.75%                0.75%
     Distribution
      (12b-1) Fees(1)           0.25%            0.25%            0.25%            0.25%             0.25%                0.25%
     Other Expenses(2)          0.23%            0.13%            0.48%            0.15%             0.15%                0.13%
     Total Annual
      Series Operating
      Expenses(2)               1.23%            1.13%            1.73%            1.15%             1.15%                1.13%
     Fee Reductions            (0.08)%(3)         N/A            (0.33)%(3)       (0.00)%(3)          N/A                  N/A
     Net Expenses(2)            1.15%            1.13%            1.40%            1.15%             1.15%                1.13%

                          MID CAP            NEW                             RESEARCH            RESEARCH          STRATEGIC
                          GROWTH          DISCOVERY         RESEARCH           BOND            INTERNATIONAL        INCOME
                          SERIES            SERIES           SERIES           SERIES               SERIES           SERIES
                       -------------     ------------     ------------     ------------        -------------     -------------
     Management Fees            0.75%            0.90%            0.75%            0.60%                0.90%             0.75%
     Distribution
      (12b-1) Fees(1)           0.25%            0.25%            0.25%            0.25%                0.25%             0.25%
     Other Expenses(2)          0.17%            0.16%            0.18%            0.52%                3.13%             0.50%
     Total Annual
      Series Operating
      Expenses(2)               1.17%            1.31%            1.18%            1.37%                4.28%             1.50%
     Fee Reductions              N/A              N/A              N/A            (0.42)%(3)(4)        (2.93)%(3)        (0.35)%(3)
     Net Expenses(2)            1.17%            1.31%            1.18%            0.95%                1.35%             1.15%

                          TOTAL
                          RETURN          UTILITIES          VALUE
                          SERIES            SERIES           SERIES
                       -------------     ------------     ------------
     Management Fees            0.75%            0.75%            0.75%
     Distribution
      (12b-1) Fees(1)           0.25%            0.25%            0.25%
     Other Expenses(2)          0.09%            0.15%            0.16%
     Total Annual
      Series Operating
      Expenses(2)               1.09%            1.15%            1.16%
     Fee Reductions              N/A              N/A            (0.01)%(3)
     Net Expenses(2)            1.09%            1.15%            1.15%


----------
     (1) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).

     (2) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.
     (3) MFS has agreed in writing to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense offset arrangements described above), do not exceed 0.15% annually (0.20% annually for the Research Bond Series and Research International Series). This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This written fee arrangement will continue until at least April 30, 2007.

     (4) MFS has agreed in writing to waive its right to receive 0.10% of the management fee annually. This written agreement will remain in effect until modified by the series' Board of Trustees and MFS.

-    EXAMPLE OF EXPENSES--SERVICE CLASS


     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY THE INVESTMENT VEHICLE THROUGH WHICH YOUR INVESTMENT IN A SERIES IS MADE. IF THESE FEES AND EXPENSES WERE INCLUDED, EXPENSES SHOWN WOULD BE HIGHER.


          The examples assume that:

          - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

          - Your investment has a 5% return each year and dividends and other distributions are reinvested; and


          - The series' operating expenses remain the same, except that total operating expenses are assumed to be the series' "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary Expense Table" above).


          Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                         PERIOD
                                        ------------------------------------------
                                        1 YEAR     3 YEARS    5 YEARS     10 YEARS
     -----------------------------------------------------------------------------
     Capital Opportunities Series        $  117    $   382     $   668    $  1,482
     Emerging Growth Series                 115        359         622       1,375
     Global Equity Series                   143        513         908       2,014
     High Income Series                     117        365         633       1,398
     Investors Growth Stock Series          117        365         633       1,398
     Investors Trust Series                 115        359         622       1,375
     Mid Cap Growth Series                  119        372         644       1,420
     New Discovery Series                   133        415         718       1,579
     Research Series                        120        375         649       1,432
     Research Bond Series                    97        371         666       1,506
     Research International Series          137      1,031       1,936       4,262
     Strategic Income Series                117        440         785       1,761
     Total Return Series                    111        347         601       1,329
     Utilities Series                       117        365         633       1,398
     Value Series                           117        367         637       1,408

II   RISK RETURN SUMMARY

     Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

     1:  CAPITAL OPPORTUNITIES SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

            - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.


     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


          The series commenced investment operations with the offering of Initial Class shares on August 14, 1996 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

     2000     (3.76%)
     2001    (23.68%)
     2002    (29.83%)
     2003     27.11%
     2004     12.09%
     2005      1.46%

          During the period shown in the bar chart, the highest quarterly return was 18.37% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (26.59)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                         1 YEAR   5 YEAR    LIFE*
     Capital Opportunities Series--Service Class Shares     1.46%  (4.99)    7.18%
     Standard & Poor's 500 Stock Index+**                   4.91%   0.54%    9.07%


----------

     * Series performance figures are for the period from the commencement of the series' investment operations on August 14, 1996, through December 31, 2005. Index returns are from August 1, 1996.
     +    Source: Standard and Poor's Micropal, Inc.
     ** The Standard & Poor's 500 Stock Index (the S&P 500) measures the broad U.S. stock market.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGERS

     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGERS           PRIMARY ROLE        SINCE          TITLE AND FIVE YEAR HISTORY
     ------------------           ------------        -----          ---------------------------
     Jeffrey C. Constantino   Portfolio Manager        2005      Vice President of MFS; employed in the
                                                                 investment management area of MFS since
                                                                 2000.

     Gregory W. Locraft, Jr.  Portfolio Manager        2005      Vice President of MFS; employed in the
                                                                 investment management area of MFS since
                                                                 1998.

     2:  EMERGING GROWTH SERIES

-    INVESTMENT OBJECTIVE


     The series' investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

     - early in their life cycle but which have the potential to become major enterprises, or

     - major enterprises which MFS believes have above-average growth prospects or whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

     Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - EMERGING GROWTH RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

            -     have limited product lines, markets and financial resources

            -     are dependent on management by one or a few key individuals

            - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

            - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


          The series commenced investment operations with the offering of Initial Class shares on July 24, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

      2000    (19.11%)
      2001    (33.62%)
      2002    (33.85%)
      2003     29.93%^
      2004     12.72%
      2005      8.92%

----------
     ^ The series' 2003 total return includes proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 29.18% (see Financial Highlights for more information).

          During the period shown in the bar chart, the highest quarterly return was 21.89% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (29.04)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                          1 YEAR   5 YEAR^   10 YEAR^
     Emerging Growth Series--Service Class Shares          8.92%    (6.87)%     6.65%
     Russell 3000 Growth Index*+                           5.17%    (3.15)%     6.48%


----------
     ^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

     *    Source: Standard & Poor's Micropal, Inc.
     +    The Russell 3000 Growth Index measures U.S. growth stocks.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGERS


     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER            PRIMARY ROLE        SINCE          TITLE AND FIVE YEAR HISTORY
     -----------------            ------------        -----          ---------------------------
     Eric B. Fischman          Lead Portfolio          2002      Vice President of MFS; employed in the
                                 Manager                         investment management area of MFS since
                                                                 2000. Prior to 2000 Mr. Fischman was
                                                                 employed as an Equity Research Analyst
                                                                 for State Street Research & Management Co.

     David E. Sette-Ducati     Portfolio Manager       2000      Senior Vice President of MFS; employed
                                                                 in the investment management area of MFS
                                                                 since 1995.

     3:  GLOBAL EQUITY SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of U.S. and foreign (including emerging market) issuers. The series spreads its investments across these markets and focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The series' investments may include securities traded in the over-the-counter
     (OTC) markets. Under normal market conditions, the series invests in at least three different countries, one of which is the United States.


     A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% or more of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.


     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

            - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


          The series commenced investment operations with the offering of Initial Class shares on May 3, 1999 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

     2000     (7.23%)
     2001     (9.76%)
     2002    (11.65%)
     2003     28.24%
     2004     18.29%
     2005      6.30%

          During the period shown in the bar chart, the highest quarterly return was 15.39% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (14.47)% (for the calendar quarter ended September 30, 2002).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                                   1 YEAR   5 YEAR   LIFE*
     Global Equity Series--Service Class Shares                      6.30%    5.15%   6.01%
     Morgan Stanley Capital International (MSCI) World Index#+      10.02%    2.64%   2.17%


----------

     * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2005. Index returns are from May 1, 1999.

     + The Morgan Stanley Capital International (MSCI) World Index measures stock markets in the developed world.
     #    Source: Standard & Poor's Micropal, Inc.


     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

     PORTFOLIO MANAGERS

     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER            PRIMARY ROLE        SINCE           TITLE AND FIVE YEAR HISTORY
     -----------------            ------------        -----           ----------------------------
     David Mannheim            Portfolio Manager       1999      Senior Vice President of MFS; employed
                                                                 in the investment management area of MFS
                                                                 since 1988.

     Simon Todd                Portfolio Manager       2005      Vice President of MFS and a Chartered
                                                                 Financial Analyst; employed in the
                                                                 investment management area of MFS since 2000.

     4:  HIGH INCOME SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

     While the series focuses its investments on bonds issued by corporations or similar entities, it may invest in all types of debt securities. The series may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

     In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather primarily performs its own independent credit analysis.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - ALLOCATION RISK: The series will allocate its investments among fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

     -    JUNK BOND RISK:

            - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

            - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

            - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


          The series commenced investment operations with the offering of Initial Class shares on July 26, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

      2000    (6.48%)
      2001     1.62%
      2002     2.33%
      2003    17.70%
      2004     8.82%
      2005     2.05%

          During the period shown in the bar chart, the highest quarterly return was 5.77% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (6.18)% (for the calendar quarter ended December 31, 2000).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                              1 YEAR  5 YEAR  10 YEAR
     High Income Series--Service Class Shares                  2.05%   6.33%    5.55%
     Lehman Brothers U.S. High-Yield Corporate Bond Index#+    2.74%   8.85%    6.54%
     Lipper High Current Yield Bond Index##++*                 2.03%   6.56%    5.20%


----------

     #    Source: Standard & Poor's Micropal, Inc.
     ##   Source: Lipper Inc.
     + The Lehman Brothers U.S. High-Yield Corporate Bond Index measures the performance of the high yield bond market.
     ++ The Lipper High Current Yield Bond Index measures the 30 largest retail mutual funds in the Lipper High Yield category.
     * Effective April 8, 2005 we no longer use the Lipper High Current Yield Bond Index as a benchmark because we believe the Lehman Brothers U.S. High-Yield Corporate Bond Index better reflects the series' investment policies and objectives.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGERS

     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.


     PORTFOLIO MANAGER     PRIMARY ROLE    SINCE        TITLE AND FIVE YEAR HISTORY
     -----------------    --------------   -----       -------------------------------
     John Addeo         Portfolio Manager  2004   Vice President of MFS; employed in the
                                                  investment management area of MFS since
                                                  1998.

     Scott B. Richards  Portfolio Manager  2004   Vice President of MFS; employed in the
                                                  investment management area of MFS since
                                                  2004. Prior to 2004 Mr. Richards was
                                                  Head of the High Yield Group at Columbia
                                                  Management Group from 1999 to 2003.

     5:  INVESTORS GROWTH STOCK SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is to provide long-term growth of capital and future income rather than current income. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign securities through which it may have exposure to foreign currencies.

     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - GROWTH COMPANIES RISK: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (E.G., as represented by the Standard and Poor's 500 Composite Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

            - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


          The series commenced investment operations with the offering of Initial Class shares on May 3, 1999 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

     2000     (6.31%)
     2001    (24.83%)
     2002    (27.71%)
     2003     22.60%
     2004      8.98%
     2005      4.23%

          During the period shown in the bar chart, the highest quarterly return was 14.85% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (21.53)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                            1 YEAR    5 YEAR     LIFE*
     Investors Growth Stock Series--Service Class Shares     4.23%    (5.42)    (0.11)
     Russell 1000 Growth Index**+                            5.26%    (3.58)%   (3.14)%


----------

     * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2005. Index return is from May 1, 1999.

     **   Source: Standard & Poor's Micropal, Inc.

     +    The Russell 1000 Growth Index measures large-cap U.S. growth stocks.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGERS

     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER         PRIMARY ROLE    SINCE        TITLE AND FIVE YEAR HISTORY
     -----------------         ------------    -----        ---------------------------
     Stephen Pesek          Portfolio Manager  1999   Senior Vice President of MFS; employed
                                                      in the investment management area of MFS
                                                      since 1994.

     S. Irfan Ali           Portfolio Manager  2003   Senior Vice President of MFS; employed
                                                      in the investment management area of MFS
                                                      since 1993.


     Maureen H. Pettirossi  Portfolio Manager  2005   Vice President of MFS; employed in the
                                                      investment management area of MFS since
                                                      2002; Senior Securities Analyst of
                                                      Wilke/Thompson Capital Management prior
                                                      to 2002.

     6:  INVESTORS TRUST SERIES

-    INVESTMENT OBJECTIVES

     The series' investment objectives are mainly to provide long-term growth of capital and secondarily to provide reasonable current income. These objectives may be changed without shareholder approval. Prior to May 1, 2001 the series' investment objective was to provide reasonable current income and long-term growth of capital and income.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The adviser considers the portfolio's overall prospects for appreciation as well as income in managing the series.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign equity securities through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

            - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


          The series commenced investment operations with the offering of Initial Class shares on October 9, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

     2000     (0.29%)
     2001    (16.10%)
     2002    (21.15%)
     2003     21.84%
     2004     11.12%
     2005      7.02%

          During the period shown in the bar chart, the highest quarterly return was 13.45% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (15.48)% (for the calendar quarter ended September 30, 2002).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                    1 YEAR   5 YEAR    10 YEAR
     Investors Trust Series--Service Class Shares     7.02%   (0.84)%     7.26%
     Standard & Poor's 500 Stock Index+*              4.91%    0.54%      9.07%


----------

     +    Source: Standard & Poor's Micropal, Inc.
     * The Standard & Poor's 500 Stock Index (the S&P 500) measures the broad U.S. stock market.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-    PORTFOLIO MANAGERS


     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER    PRIMARY ROLE     SINCE        TITLE AND FIVE YEAR HISTORY
     -----------------    ------------     -----        ---------------------------
     T. Kevin Beatty    Portfolio Manager  2004   Vice President of MFS; employed in the
                                                  investment management area of MFS since
                                                  2002. Prior to 2002 Mr. Beatty was an
                                                  equity analyst for State Street Research
                                                  Management Co. and an investment
                                                  research analyst at Fleet Investment
                                                  Advisors.

     Nicole M. Zatlyn   Portfolio Manager  2005   Vice President of MFS; employed in the
                                                  investment management area of MFS since
                                                  2001. Prior to 2001, Ms. Zatlyn was an
                                                  Investment Analyst at Bowman Capital
                                                  Management from 1999 to 2001.

     7:  MID CAP GROWTH SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is long-term growth of capital. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which the series' investment adviser believes have above-average growth potential.


     Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of January 31, 2006, the top of the Russell Midcap Growth Index range was about $22.7 billion. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.


     The series may establish "short" positions in specific securities or indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:


     - MID CAP GROWTH COMPANY RISK: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent or rise less than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Composite Stock Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.


     - OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.


     - SHORT SALES RISK: The series will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.


     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

            - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

     2001   (17.63%)
     2002   (43.43%)
     2003    36.61%
     2004    14.38%
     2005     2.86%

          During the period shown in the bar chart, the highest quarterly return was 28.78% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (33.73)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                   1 YEAR    5 YEARS     LIFE*
     Mid Cap Growth Series--Service Class Shares     2.86%     (5.62)%   (5.44)%
     Russell Midcap Growth Index+**                 12.10%      1.38%    (2.54)%


----------

     * Series performance figures are for the period from the commencement of the series' Service Class shares investment operations on May 1, 2000, through December 31, 2005. Index returns are from May 1, 2000.
     +    Source: Standard & Poor's Micropal, Inc.
     **   The Russell Midcap Growth Index measures U.S. mid-cap growth stocks.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-    PORTFOLIO MANAGER


     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER       PRIMARY ROLE     SINCE     TITLE AND FIVE YEAR HISTORY
     ------------------   -----------------   ------    ---------------------------
     David Sette-Ducati     Lead Portfolio     2000    Senior Vice President of MFS;
                               Manager                 employed in the investment
                                                       management area of MFS since
                                                       1995.

     David M. Earnest     Portfolio Manager    2005    Vice President of MFS;
                                                       employed in the investment
                                                       management area of MFS since
                                                       2003; Portfolio Manager and
                                                       Analyst of Manning & Napier
                                                       prior to 2003.

     8:  NEW DISCOVERY SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

     - early in their life cycle but which have the potential to become major enterprises, or

     - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


     While emerging growth companies may be of any size, the series will generally focus on smaller capitalization emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Growth Index at the time of investment. As of January 31, 2006, the range of companies in the Russell 2000 Growth Index was between $25 million and $4.8 billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.


     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.


     The series may engage in short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.


     The series may invest in foreign securities through which it may have exposure to foreign currencies.

     -    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

          -    have limited product lines, markets and financial resources

          -    are dependent on management by one or a few key individuals

          - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

     - SMALL CAPITALIZATION COMPANIES RISK: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small capitalization companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.


     - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale subject to prevailing market rates, the potential loss is unlimited.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


          The series commenced investment operations with the offering of Initial Class shares on May 1, 1998 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

     2000    (2.10%)
     2001    (5.25%)
     2002   (31.80%)
     2003    33.43%
     2004     6.21%
     2005     5.03%

          During the period shown in the bar chart, the highest quarterly return was 25.99% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (23.50)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                      1 YEAR   5 YEAR   LIFE*
     New Discovery Series--Service Class Shares         5.03%  (0.78)%   6.91%
     Russell 2000 Growth Index+**                       4.15%   2.28%    1.46%


----------

     * Series performance figures are for the period from the commencement of the series' investment operations on May 1, 1998, through December 31, 2005. Index returns are from May 1, 1998.
     +    Source: Standard & Poor's Micropal, Inc.
     **   The Russell 2000 Growth Index measures U.S. small-cap growth stocks.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-    PORTFOLIO MANAGER


     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio manager is primarily responsible for the day-to-day management of the series.


     PORTFOLIO MANAGER       PRIMARY ROLE      SINCE   TITLE AND FIVE YEAR HISTORY
     -------------------   -----------------   -----   ----------------------------
     Thomas H. Wetherald   Portfolio Manager   2004    Vice President of MFS;
                                                       employed in the investment
                                                       management area of MFS since
                                                       2002. Prior to 2002 Mr.
                                                       Wetherald was a portfolio
                                                       manager and research analyst
                                                       at Manning & Napier Advisors.

     9:  RESEARCH SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is long-term growth of capital and future income. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter (OTC) markets.


     A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The committee allocates the series' assets among various sectors. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned sector responsibility.


     The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


          The series commenced investment operations with the offering of Initial Class shares on July 26, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

     2000    (4.98%)
     2001   (21.39%)
     2002   (24.72%)
     2003    24.37%^
     2004    15.57%
     2005     7.57%

----------
     ^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual return would have been 24.15%

          During the period shown in the bar chart, the highest quarterly return was 14.57% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (19.44)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                      1 YEAR   5 YEAR^   10 YEAR^
     Research Series--Service Class Shares              7.57%   (1.76)%      6.95%
     Standard & Poor's 500 Stock Index*+                4.91%    0.54%       9.07%


----------
     ^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

     *    Source: Standard & Poor's Micropal, Inc.
     + The Standard & Poor's 500 Stock Index (the S&P 500) measures the broad U.S. stock market.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-    PORTFOLIO MANAGER


     Information regarding the portfolio manager of the series is set forth below. Further information regarding the series' portfolio manager, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio manager is primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER      PRIMARY ROLE      SINCE    TITLE AND FIVE YEAR HISTORY
     -----------------   ------------------   -----   ----------------------------
     Katrina Mead        Portfolio Manager,   2004    Vice President of MFS;
                         General Oversight            employed in the investment
                          over a Team of              management area of MFS since
                             Analysts                 1997.

     10:  RESEARCH BOND SERIES


-    INVESTMENT OBJECTIVES

     The series' investment objective is total return (high current income and long-term growth of capital). This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in fixed income securities. These securities include:

     - U.S. INVESTMENT GRADE CORPORATE FIXED INCOME SECURITIES, which are bonds or other debt obligations issued by U.S. corporations or similar entities which are assigned one of the top four credit ratings by credit rating agencies (e.g., rated AAA, AA, A or BBB) or which are unrated and considered by MFS to be investment grade.


     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


     - U.S. HIGH YIELD FIXED INCOME SECURITIES, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

     - FOREIGN FIXED INCOME SECURITIES, which are bonds or other debt obligations issued by foreign governments, including emerging market governments, and other foreign or emerging market issuers.

     - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.

     A committee of fixed income research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS International Ltd. (UK), a wholly owned subsidiary of MFS. Each analyst is assigned to follow a distinct category of the fixed income securities markets. The committee allocates the series' assets among the various categories described above, and then individual analysts select what they view as the securities best suited to achieve the series' investment objective within their assigned category. The series' assets may be allocated among some or all of the various categories of fixed income securities.

     The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

     -    futures and forward contracts,

     - options on futures contracts, foreign currencies, securities and bond indices,

     -    structured notes and indexed securities, and

     -    swaps, caps, floors and collars.

     Consistent with the series' principal investment policies the series may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities.

     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

     -    JUNK BOND RISK:

               - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

               - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     -    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

               -    MATURITY RISK:

                    - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                              - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                              - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

                    - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

                    - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


               - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. THE U.S. GOVERNMENT OR ITS AGENCIES MAY GUARANTEE THE PAYMENT OF PRINCIPAL AND INTEREST ON SOME MORTGAGE-BACKED SECURITIES. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


     -    DERIVATIVES RISK:

          - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

          - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.


          - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. DERIVATIVES CAN BE USED TO TAKE BOTH LONG AND SHORT POSITIONS (I.E., THE VALUE OF A DERIVATIVE CAN BE POSITIVELY OR NEGATIVELY RELATED TO THE VALUE OF THE UNDERLYING INDICATOR(S) ON WHICH THE DERIVATIVE IS BASED). Gains or losses from derivative investments may be substantially greater than the derivative's original cost.


          - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

          - CREDIT RISK: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


          The series commenced investment operations with the offering of Initial Class shares on October 24, 1995 and subsequently offered Service Class shares on May 1, 2000. The series changed its name, investment objective, strategies and management team on May 1, 2005. The performance results shown would not necessarily have been achieved had the series current objective, strategies and management team been in effect and is not indicative of future performance. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART


     The bar chart shows changes in the annual total returns of the series' Service Class shares (both prior to the change in name, investment objective, strategies and management team on May 1, 2005, and since), assuming the reinvestment of distributions.


[CHART]

     2000   8.92%
     2001   8.68%
     2002   8.81%
     2003   9.14%
     2004   5.80%
     2005   1.22%

          During the period shown in the bar chart, the highest quarterly return was 5.04% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (2.67)% (for the calendar quarter ended June 30, 2004).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares (both prior to the change in name, investment objective, strategies and management team on May 1, 2005, and since) compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                      1 YEAR   5 YEAR   10 YEAR
     Research Bond Series--Service Class Shares         1.22%    6.69%     5.93%
     Lehman Brothers U.S. Aggregate Bond Index*+        2.43%    5.87%     6.16%


----------

     *    Source: Standard & Poor's Micropal, Inc.
     + The Lehman Brothers U.S. Aggregate Bond Index measures the U.S. bond market.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGER


     Information regarding the portfolio manager of the series is set forth below. Further information regarding the series' portfolio manager, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio manager is primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER       PRIMARY ROLE      SINCE    TITLE AND FIVE YEAR HISTORY
     -----------------    ------------------   -----   -----------------------------
     Michael Roberge      Portfolio Manager,   2005    Executive Vice President of
                          General Oversight            MFS; employed in the
                           over a Team of              investment management area of
                             Analysts                  MFS since 1996.

     11:  RESEARCH INTERNATIONAL SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of foreign companies. The series focuses on foreign companies (including emerging market issuers) which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series does not generally emphasize any particular country and, under normal market conditions, will be invested in at least five countries. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

     The series' assets are allocated among various sectors. A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed by MFS and its affiliates.

     The series may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Companies may be less likely to pay dividends in difficult economic environments.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     - GEOGRAPHIC CONCENTRATION RISK: The series may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.


     - ACTIVE AND FREQUENT TRADING RISK: The series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table are not included because the series has not had a full calendar year of investment operations.

-    PORTFOLIO MANAGER


     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER       PRIMARY ROLE      SINCE    TITLE AND FIVE YEAR HISTORY
     -----------------    ------------------   -----   -----------------------------
     Jose Luis Garcia     Portfolio Manager,   2005    Vice President of MFS;
                          General Oversight            employed in the investment
                            over a Team of             management area of MFS since
                              Analysts                 2002. Prior to 2002, Mr.
                                                       Garcia was Chief Executive
                                                       Officer for Telefonica BZB in
                                                       Mexico City.

     Thomas Melendez      Portfolio Manager,   2005    Vice President of MFS;
                          General Oversight            employed in the investment
                            over a Team of             management area of MFS since
                              Analysts                 2002. Prior to 2002, Mr.
                                                       Melendez was most recently an
                                                       Emerging Market Specialist at
                                                       Schroders North America.

     12:  STRATEGIC INCOME SERIES

-    INVESTMENT OBJECTIVES

     The series' investment objective is to provide high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. The series' objectives may be changed without shareholder approval. Prior to May 1, 2002, the series' investment objective was to provide income and capital appreciation.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in fixed income securities. These securities include:


     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities, or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


     - FOREIGN GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by foreign governments; these foreign government securities are either:

               - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

               - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities,

     - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables,

     - CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign corporations or similar entities; the series may invest in:

               - investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by the adviser to be comparable to higher rated bonds,

               - lower rated bonds, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds; the series may invest up to 100% of its net assets in junk bonds, and

               - crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit-rating (thereby crossing over into investment grade bonds), and

     - EMERGING MARKET SECURITIES, which include the types of securities described above, issued by emerging market governments and corporations. These securities also include Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.


     The series allocates its investments across these categories of fixed income securities with a view toward broad diversification across these categories and also within these categories. In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

     -    futures and forward contracts,

     - options on futures contracts, foreign currencies, securities and bond indices,

     -    structured notes and indexed securities, and

     -    swaps, caps, floors and collars.


     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

     -    JUNK BOND RISK:

               - HIGHER CREDIT RISK: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

               - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     -    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK:

               -    Maturity Risk:

                    - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                         - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                         - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.


                    - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

                    - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


               - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


     -    DERIVATIVES RISK:

               - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

               - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.


               - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Gains or losses from derivative investments may be substantially greater than the derivative's original cost.


               - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

               - CREDIT RISK: When the series uses certain types of derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

     - FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

     - As with any mutual fund, you could lose money on your investment in the series.


     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


          The series commenced investment operations with the offering of Initial Class shares on June 14, 1994 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

     2000    4.48%
     2001    4.56%
     2002    8.19%
     2003   10.10%
     2004    7.54%
     2005    1.62%

          During the period shown in the bar chart, the highest quarterly return was 4.57% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (1.70)% (for the calendar quarter ended June 30, 2004).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                                   1 YEAR   5 YEAR   10 YEAR
     Strategic Income Series--Service Class Shares                   1.62%    6.36%     4.40%
     Lehman Brothers U.S. Aggregate Bond Index#@@                    2.43%    5.87%     6.16%
     Citigroup World Government Bond Non-Dollar Hedged Index#@       5.69%    5.13%     7.21%
     Lehman Brothers U.S. High Yield Corporate Bond Index#+          2.74%    8.85%     6.54%
     JP Morgan Emerging Markets Bond Index Global#@@@               10.73%   12.25%    12.99%


----------
     #    Source: Standard & Poor's Micropal, Inc.

     + The Lehman Brothers U.S. High Yield Corporate Bond Index measures the high-yield bond market.

     @ The Citigroup World Government Non-Dollar Hedged Index measures the government bond markets around the world, ex-U.S.

     @@ The Lehman Brothers U.S. Aggregate Bond Index measures the U.S. bond market.

     @@@ The J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global) tracks debt instruments in the emerging markets (includes a broader array of countries than the EMBI Plus).


     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-    PORTFOLIO MANAGER


     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER       PRIMARY ROLE        SINCE     TITLE AND FIVE YEAR HISTORY
     -----------------   --------------------   -------   -----------------------------
     James J. Calmas        Lead Portfolio       2005     Senior Vice President of MFS;
                               Manager                    employed in the investment
                                                          management area of MFS since
                                                          1988.

     Robert D. Persons     Investment Grade      2005     Vice President of MFS;
                            Corporate Debt                employed in the investment
                         Securities Portfolio             management area of MFS since
                              Manager                     2000.

     Scott B. Richards   High Yield Corporate    2005     Vice President of MFS;
                           Debt Securities                employed in the investment
                          Portfolio Manager               management area of MFS since
                                                          2004; head of the High Yield
                                                          Group at Columbia Management
                                                          from 1999 to 2003.

     Matthew W. Ryan       Emerging Market       2005     Senior Vice President of MFS;
                           Debt Securities                employed in the investment
                          Portfolio Manager               management area of MFS since
                                                          1997.

     Erik S. Weisman        International        2005     Vice President of MFS;
                             Government                   employed in the investment
                         Securities Portfolio             management area of MFS since
                               Manager                    2002; Assistant to the U.S.
                                                          Executive Director for the
                                                          International Monetary Fund
                                                          from 2000 to 2002.

     13:  TOTAL RETURN SERIES

-    INVESTMENT OBJECTIVES

     The series' main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. These objectives may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

     - at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities, and

     - at least 25% of its net assets in non-convertible fixed income securities.

     The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

     Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

     EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

     - they are viewed by MFS as being temporarily out of favor in the market due to

               -    a decline in the market,

               -    poor economic conditions,

               - developments that have affected or may affect the issuer of the securities or the issuer's industry, or

     -    the market has overlooked them.

     Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

     As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

     -    a fixed income stream, and

     - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:


     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government, one of its agencies or instrumentalities, or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

     - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series, and

     - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

     In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - ALLOCATION RISK: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

     -    JUNK BOND RISK:

               - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

               - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

     -    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES:

               -    MATURITY RISK:

                    - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                              - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                              - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

                    - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

                    - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


               - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     -    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.


          The series commenced investment operations with the offering of Initial Class shares on January 3, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

     2000     15.84%
     2001      0.02%
     2002     (5.35%)
     2003     16.00%
     2004     11.03%
     2005      2.60%

          During the period shown in the bar chart, the highest quarterly return was 10.27% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.97)% (for the calendar quarter ended September 30, 2002).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                           1 YEAR     5 YEAR    10 YEAR
                                                           ------     ------    -------
     Total Return Series--Service Class Shares               2.60%      4.58%      8.82%
     Standard & Poor's 500 Stock Index*+                     4.91%      0.54%      9.07%
     Lehman Brothers U.S. Aggregate Bond Index*@             2.43%      5.87%      6.16%


----------

     *    Source: Standard & Poor's Micropal, Inc.
     + The Standard & Poor's 500 Stock Index (the S&P 500) measures the broad U.S. stock market.
     @ The Lehman Brothers U.S. Aggregate Bond Index measures the U.S. bond market.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-    PORTFOLIO MANAGERS


     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER               PRIMARY ROLE         SINCE         TITLE AND FIVE YEAR HISTORY
     -----------------               ------------         -----         ---------------------------
     Alan Langsner                  Multi-Cap Value        2004    Vice President of MFS; employed in the
                                   Equities Portfolio              investment management area of MFS
                                        Manager                    since 1999.

     Brooks Taylor                   Lead/Large Cap        2004    Senior Vice President of MFS; employed
                                     Value Equities                in the investment management area of
                                   Portfolio Manager               MFS since 1996.

     Kenneth Enright                Multi-Cap Value        1999    Senior Vice President of MFS; employed
                                   Equities Portfolio              in the investment management area of
                                        Manager                    MFS since 1986.

     Michael Roberge                Debt Securities        2002    Executive Vice President of MFS;
                                   Portfolio Manager               employed in the investment management
                                                                   area of MFS since 1996.

     Steven Gorham                  Large-Cap Value        2002    Senior Vice President of MFS; employed
                                   Equities Portfolio              in the investment management area of
                                        Manager                    MFS since 1992.

     Richard O. Hawkins             Debt Securities        2005    Senior Vice President of MFS; employed
                                   Portfolio Manager               in the investment management area of
                                                                   MFS since 1988.

     William Douglas                Mortgage Backed        2004    Vice President of MFS; employed in the
                                    Debt Securities                investment management area of MFS
                                   Portfolio Manager               since 2004. Prior to 2004, Mr. Douglas
                                                                   was a Vice President and Senior
                                                                   Mortgage Analyst at Wellington
                                                                   Management Company LLP.

     Nevin P. Chitkara              Large-Cap Value      May 2006  Vice President of MFS; employed in the
                                   Equities Portfolio              investment management area of MFS
                                        Manager                    since 1997.

     14:  UTILITIES SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

     - companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

     - companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).


     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


     EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

     -    the current regulatory environment;

     -    the strength of the company's management team; and

     - the company's growth prospects and valuation relative to its long-term potential.

     Equity securities purchased by the series consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

     As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

     -    a fixed income stream, and

     - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate. These securities include:

     - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds;

     - MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series;


     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government, one of its agencies or instrumentalities, or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal

          National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


     - JUNK BONDS, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

     In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     FOREIGN SECURITIES. The series invests in foreign securities (including emerging markets securities) such as:

     -    equity securities of foreign companies in the utilities industry,

     - fixed income securities of foreign companies in the utilities industry, and

     -    fixed income securities issued by foreign governments.

     These investments may expose the series to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - CONCENTRATION RISK: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

               -    risks of increases in fuel and other operating costs;

               - restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

               -    coping with the general effects of energy conservation;

               - technological innovations which may render existing plants, equipment or products obsolete;

               -    the potential impact of natural or man-made disasters;

               - difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

               - the high cost of obtaining financing during periods of inflation;

               - difficulties of the capital markets in absorbing utility debt and equity securities; and

               -    increased competition.

     For example, electric utilities in California have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions.

     Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a series with a more broadly diversified portfolio.

     - REGULATION AND DEREGULATION: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and great volatility in those companies' securities prices.

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

     - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

     -    JUNK BOND RISK

               - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

               - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     -    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

               -    MATURITY RISK:

                    - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                              - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                              - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

                    - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

                    - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


               - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


     - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


     - ACTIVE AND FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.


     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

          The series commenced investment operations with the offering of Initial Class shares on January 3, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

     2000      7.07%
     2001    (24.44%)
     2002    (22.90%)
     2003     35.57%
     2004     29.84%
     2005     16.57%

          During the period shown in the bar chart, the highest quarterly return was 20.16% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (16.41)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                           1 YEAR     5 YEAR    10 YEAR
                                                           ------     ------    -------
     Utilities Series--Service Class Shares                 16.57%      3.63%     11.92%
     Standard & Poor's 500 Utilities Index+*                16.84%     (2.24)%     6.79%


----------

     +    Source: Standard & Poor's Micropal, Inc.
     * The Standard & Poor's 500 Utilities Index measures the utilities sector.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGERS

     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER               PRIMARY ROLE         SINCE         TITLE AND FIVE YEAR HISTORY
     -----------------               ------------         -----         ---------------------------
     Maura Shaughnessy            Equities Portfolio       1995    Senior Vice President of MFS; employed
                                       Manager                     in the investment management area of
                                                                   MFS since 1991.

     Robert Persons                 Debt Securities        2005    Vice President of MFS; employed in the
                                   Portfolio Manager               investment management area of MFS
                                                                   since 2000. Prior to 2000 Mr. Persons
                                                                   was a Bond Analyst/Portfolio Manager
                                                                   at Scudder Kemper Investments.

     15:  VALUE SERIES

-    INVESTMENT OBJECTIVE

     The series' investment objective is to seek capital appreciation and reasonable income. This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

     -    they are temporarily out of favor in the market due to

          -    a decline in the market

          -    poor economic conditions

          - developments that have affected or may affect the issuer of the securities or the issuer's industry

     -    the market has overlooked them.

     Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Composite Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may invest in foreign securities through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - UNDERVALUED SECURITIES RISK: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

     - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potential lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

     - INTEREST RATE RISK: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

     - FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

     - As with any mutual fund, you could lose money on your investment in the series.

     AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and expenses imposed by the investment vehicle through which an investment in the series is made. If these fees and expenses were included, they would reduce these returns.

     BAR CHART

     The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

     2003     24.71%
     2004     14.82%
     2005      6.38%

          During the period shown in the bar chart, the highest quarterly return was 14.96% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (6.38)% (for the calendar quarter ended March 31, 2003).

     PERFORMANCE TABLE


     This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                         1 YEAR   LIFE*
     Value Series--Service Class Shares                    6.38%   7.05%
     Russell 1000 Value Index**+                           7.05%   8.19%


----------

     * Series performance figures are for the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2005. Index returns are from January 1, 2002.

     **   Source: Standard & Poor's Micropal, Inc.

     +    The Russell 1000 Value Index measures Large-Cap U.S. Value Stocks.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


     -    PORTFOLIO MANAGERS


     Information regarding the portfolio managers of the series is set forth below. Further information regarding the series' portfolio managers, including other accounts managed, compensation, ownership of series shares and possible conflicts of interest, is available in the series' Statement of Additional Information. The portfolio manager is primarily responsible for the day-to-day management of the series.



     PORTFOLIO MANAGER               PRIMARY ROLE         SINCE         TITLE AND FIVE YEAR HISTORY
     -----------------               ------------         -----         ---------------------------
     Steven Gorham                 Portfolio Manager      2002     Senior Vice President of MFS; employed
                                                                   in the investment management area of
                                                                   MFS since 1992.

     Nevin P. Chitkara             Portfolio Manager     May 2006  Vice President of MFS; employed in the
                                                                   investment management area of MFS
                                                                   since 1997.

III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


     Each series may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the series' transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).


-    TEMPORARY DEFENSIVE POLICIES

     Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.


-    ACTIVE AND FREQUENT TRADING

     Each series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains, as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.


IV MANAGEMENT OF THE SERIES

     INVESTMENT ADVISER


     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee, based on the series' average daily net assets.

     For the fiscal year ended December 31, 2005, each series paid MFS an effective management fee rate as set forth under "Expense Summary--Expense Table" above, except for the following series, which paid MFS an effective management fee for this period as follows:



                                                       EFFECTIVE
                                                       MANAGEMENT
                                                        FEE--FYE
     SERIES                                              2005
     ------------------------------------------------------------
     MFS Research Bond Series                                0.53%



     The management fee set forth in each series' Investment Advisory Agreement, as a percentage of such series' average daily net assets, equals its effective fee as set forth under "Expense Summary--Expense Table" above.

     Effective May 1, 2005, MFS agreed in writing to reduce its management fee from 0.60% to 0.50% annually of the series' average daily net assets for MFS Research Bond Series.

     Effective August 1, 2005, MFS agreed in writing to reduce its management fee as a percentage annually of each series' average daily net assets for each series shown as follows:



     SERIES                                              MANAGEMENT FEE
     ------                                              --------------
     MFS Capital Opportunities Series                    From 0.75% to 0.65% on average daily net assets over $1 billion
     MFS Emerging Growth Series
     MFS High Income Series
     MFS Investors Growth Stock Series
     MFS Investors Trust Series
     MFS Research Series
     MFS Strategic Income Series
     MFS Value Series

     MFS New Discovery Series                            From 0.90% to 0.80% on average daily net assets over $1 billion

     MFS Total Return Series                             From 0.75% to 0.65% on average daily net assets over $3 billion

     MFS Mid Cap Growth Series                           From 0.75% to 0.70% on average daily net assets over $1 billion
     MFS Utilities Series

     MFS Global Equity Series                            From 1.00% to 0.90% on average daily net assets over $1 billion



     These written agreements will remain in effect until modified by the series' Board of Trustees and MFS.

     A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement between the series and MFS is available in each series' Annual Report to shareholders for the fiscal year ended December 31, 2005.

     MFS Fund Distributors, Inc. or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to insurance companies, plan sponsors and other eligible investors to whom shares of the series are offered (collectively, together with their affiliates, "Record Owners") as incentives to market the series or to cooperate with MFD's promotional efforts or in recognition of their marketing and/or administrative support. This compensation, which is paid by MFD, is not reflected in the fees and expenses listed in the fee table section of the series' prospectus. In the case of any one Record Owner, marketing and administrative support payments generally will not exceed 0.25% of the total assets of the series attributable to the Record Owner, on an annual basis. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to Record Owners.


     These payments may provide an additional incentive to Record Owners to actively promote the series or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a Record Owner may have a financial incentive to recommend a particular series or a share class. You can find further details in the SAI about the payments made by MFD and the services provided by Record Owners. In addition, you can ask your Record Owner for information about any payments it receives from MFD and any services provided, as well as about any fees and/or commissions it charges in addition to those disclosed in this prospectus. Record Owners that market the series may also act as, or be affiliated with, a broker or dealer in connection with a series' purchase or sale of portfolio securities. However, the series and MFS do not consider a Record Owner's purchases of shares of a series as a factor when choosing brokers or dealers to effect portfolio transactions for the series.


     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of series portfolio holdings. A description of this policy is provided in the Statement of Additional Information. In addition, by clicking on a series name under "Select a fund" on the MFS website, MFS.COM, the following information is generally available to you:



     INFORMATION                                                      APPROXIMATE DATE OF POSTING TO WEBSITE
     -------------------------------------------------------------------------------------------------------
     Series' top 10 securities holdings as of each month's end        14 days after month end
     Series' full securities holdings as of each month's end          29 days after month end



          Note that the series or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

-    ADMINISTRATOR

     MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-    DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each series.

-    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

V    DESCRIPTION OF SHARES


     The trust offers Initial and Service Class shares of each fund (except the Money Market Series which only offers Initial Class shares and therefore is not available through this service class prospectus). Service Class shares are offered through this prospectus. If you would like to receive a copy of the prospectus for Initial Class shares, please call the MFS Service Center. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts, plans and other eligible investors, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.


VI   OTHER INFORMATION

-    PRICING OF SERIES' SHARES


     The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

     To determine net asset value, each series' investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

     The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

     Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

     Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

     All purchases, redemptions, and exchanges of shares are made through insurance company separate accounts, Plans, and other eligible investors, which are the record owner of the shares. Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or exchange interests in the series' shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the series is made.

     Insurance companies, plan sponsors and other eligible investors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 10:00 a.m. Eastern time on the next day on which the New York Stock Exchange is open for trading.

-    DISTRIBUTIONS

     Each series intends to pay substantially all of its net income (including any capital gains) to shareholders at least annually.


-    TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

     Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-    RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS


     RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to the oversight by the Board of Trustees, pursuant to procedures adopted by MFS.


-    EXCESSIVE TRADING PRACTICES

     PURCHASE AND EXCHANGE LIMITATION POLICIES. As a matter of policy adopted by the Trustees, the series reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading (e.g., trading, which in the reasonable judgement of the series or its agents, may disrupt portfolio investment strategies or otherwise adversely affect the series). This policy applies to transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


     LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a series or its agents. Therefore, the ability of the series or its agents to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series or its agents. The insurance company, plan or other eligible investor through which your investment in the series is made may impose transfer limitations and other limitations designed to curtail excessive trading. In addition, the terms of a particular insurance company contract, plan, or other investment vehicle may also limit the ability of the insurance company, plan or other eligible investor to address excessive trading. Please refer to your insurance company contract, plan, or other material for the investment vehicle through which your investment in the series is made for details. Given the limitations of the series or its agents to detect and curtail excessive trading activity and their reliance on an insurance company, plan or other eligible investor to effectively address potential excessive trading activity, there is a risk that the series' policies may not be applied uniformly and may be ineffective to detect or prevent excessive trading practices. As a result, the series can give no assurances that excessive trading practices will not occur in the series, and shareholders may be subject to the risks associated with excessive trading practices as described below.


     EXCESSIVE TRADING RISKS. To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a high level of cash balances would likewise result in lower series investment performance during periods of rising markets.

     For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value (referred to as valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the series' valuation time. To the extent that a series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of shares of that series held by other shareholders.


     For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of series shares held by other shareholders.


-    UNIQUE NATURE OF SERIES

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-    POTENTIAL CONFLICTS

     Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the Board of Trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

VII  FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). The per share data in the financial highlights tables, including total returns, do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce total return. This information has been audited by the trust's independent registered public accounting firm, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The trust's independent registered public accounting firm is Deloitte & Touche LLP.

1.  CAPITAL OPPORTUNITIES SERIES--SERVICE CLASS


                                                                                   YEARS ENDED 12/31
                                                               ----------------------------------------------------------
                                                                 2005       2004          2003       2002          2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  13.48   $  12.05      $   9.48   $  13.51      $  19.24
                                                               --------   --------      --------   --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)(d)                                $   0.02   $   0.07      $   0.02   $   0.00(w)   $  (0.02)
Net realized and unrealized gain (loss) on investments
and foreign currency                                               0.17       1.38          2.55      (4.03)        (4.31)
                                                               --------   --------      --------   --------      --------
Total from investment operations                               $   0.19   $   1.45      $   2.57   $  (4.03)     $  (4.33)
                                                               --------   --------      --------   --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                     $  (0.07)  $  (0.02)     $     --   $     --      $     --
From net realized gain on investments and foreign
currency transactions                                                --         --            --         --         (1.40)
                                                               --------   --------      --------   --------      --------
Total distributions declared to shareholders                   $  (0.07)  $  (0.02)     $     --   $     --      $  (1.40)
                                                               --------   --------      --------   --------      --------
Net asset value, end of period                                 $  13.60   $  13.48      $  12.05   $   9.48      $  13.51
                                                               --------   --------      --------   --------      --------
Total return (%) (k)(s)(r)                                         1.46      12.09(b)      27.11     (29.83)       (23.68)
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions(f)                              1.23       1.13          1.19       1.16          1.16
Expenses after expense reductions(f)                               1.15       1.15(e)       1.15       1.13          1.11
Net investment income (loss)                                       0.17       0.54          0.20      (0.01)        (0.14)
Portfolio turnover                                                   93         76            65        105           102
Net assets at end of period (000 Omitted)                      $ 15,823   $ 18,372      $ 12,214   $  7,992      $ 11,197


----------

(r) Certain expenses have been reduced without which performance would have been lower.
(w)  Per share amount was less than $0.01.
(d)  Per share data are based on average shares outstanding.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

2.  EMERGING GROWTH SERIES--SERVICE CLASS


                                                                                  YEARS ENDED 12/31
                                                         --------------------------------------------------------------------
                                                            2005         2004            2003            2002         2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    17.37   $    15.41      $    11.86      $    17.93   $    28.83
                                                         ----------   ----------      ----------      ----------   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss(d)                                   $    (0.09)  $    (0.07)     $    (0.06)     $    (0.07)  $    (0.08)
Net realized and unrealized gain (loss) on investments
and foreign currency                                           1.64         2.03            3.61           (6.00)       (9.42)
                                                         ----------   ----------      ----------      ----------   ----------
Total from investment operations                         $     1.55   $     1.96      $     3.55      $    (6.07)  $    (9.50)
                                                         ----------   ----------      ----------      ----------   ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               $       --   $       --      $       --      $       --   $    (1.04)
From net realized gain on investments and foreign
currency transactions                                            --           --              --              --        (0.36)
                                                         ----------   ----------      ----------      ----------   ----------
Total distributions declared to shareholders             $       --   $       --      $       --      $       --   $    (1.40)
                                                         ----------   ----------      ----------      ----------   ----------
Net asset value, end of period                           $    18.92   $    17.37      $    15.41      $    11.86   $    17.93
                                                         ----------   ----------      ----------      ----------   ----------
Total return (%) (k)(s)(r)                                     8.92        12.72(b)        29.93(j)       (33.85)      (33.62)
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL
DATA:
Expenses before expense reductions(f)                          1.13         1.12            1.12            1.09         1.07
Expenses after expense reductions(f)                           1.13         1.12            1.12            1.09         1.07
Net investment loss                                           (0.53)       (0.41)          (0.47)          (0.46)       (0.40)
Portfolio turnover                                               95           99             103             111          231
Net assets at end of period (000 Omitted)                $   32,332   $   30,996      $   27,771      $   16,977   $   23,303


----------

(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(j) The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.09 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Initial Class and Service Class shares total returns for the year ended December 31, 2003 would have each been lower by approximately 0.75%.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

3.  GLOBAL EQUITY SERIES--SERVICE CLASS


                                                                                    YEARS ENDED 12/31
                                                         ----------------------------------------------------------------------
                                                            2005          2004            2003            2002          2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    13.00    $    10.99      $     8.57      $     9.72    $    10.79
                                                         ----------    ----------      ----------      ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)                                 $     0.03    $     0.11      $     0.13      $     0.01    $     0.06
Net realized and unrealized gain (loss) on investments
and foreign currency                                           0.76          1.90            2.29           (1.14)        (1.11)
                                                         ----------    ----------      ----------      ----------    ----------
Total from investment operations                         $     0.79    $     2.01      $     2.42      $    (1.13)   $    (1.05)
                                                         ----------    ----------      ----------      ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               $    (0.04)   $       --      $       --      $    (0.02)   $    (0.01)
From net realized gain on investments and foreign
currency transactions                                         (0.22)           --              --              --         (0.01)
                                                         ----------    ----------      ----------      ----------    ----------
Total distributions declared to shareholders             $    (0.26)   $       --      $       --      $    (0.02)   $    (0.02)
                                                         ----------    ----------      ----------      ----------    ----------
Net asset value, end of period                           $    13.53    $    13.00      $    10.99      $     8.57    $     9.72
                                                         ----------    ----------      ----------      ----------    ----------
Total return (%) (r)(k)(s)                                     6.30         18.29           28.24          (11.65)        (9.76)
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL
DATA:
Expenses before expense reductions(f)                          1.73          0.60(y)         1.44(y)         2.35          2.42
Expenses after expense reductions(f)                           1.40          0.19(y)         0.65(y)         1.40          1.36
Net investment income                                          0.22          0.81            1.41            0.15          0.59
Portfolio turnover                                               52            40              48             148            71
Net assets at end of period (000 Omitted)                $       56    $       27      $       22      $      148    $      168


----------

(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(w)  Per share amount was less than $0.01.
(y) Expense ratio is not in correlation with the contractual fee arrangement due to the small size of Service Class assets.

4.  HIGH INCOME SERIES--SERVICE CLASS


                                                                                    YEARS ENDED 12/31
                                                         -----------------------------------------------------------------------
                                                            2005          2004            2003            2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    10.29    $     9.91      $     8.77      $     9.20     $     9.86
                                                         ----------    ----------      ----------      ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)                                 $     0.68    $     0.65      $     0.65      $     0.70     $     0.71
Net realized and unrealized gain (loss) on investments
and foreign currency                                          (0.50)         0.19            0.88           (0.49)         (0.54)
                                                         ----------    ----------      ----------      ----------     ----------
Total from investment operations                         $     0.18    $     0.84      $     1.53      $     0.21     $     0.17
                                                         ----------    ----------      ----------      ----------     ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               $    (0.67)   $    (0.46)     $    (0.39)     $    (0.64)    $    (0.83)
                                                         ----------    ----------      ----------      ----------     ----------
Net asset value, end of period                           $     9.80    $    10.29      $     9.91      $     8.77     $     9.20
                                                         ----------    ----------      ----------      ----------     ----------
Total return (%) (k)(s)(r)                                     2.05          8.82           17.70            2.33           1.62
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL
DATA:
Expenses before expense reductions(f)                          1.15          1.11            1.14            1.13           1.21
Expenses after expense reductions(f)                           1.15          1.14(e)         1.15(e)         1.15(e)        1.11
Net investment income                                          6.38          6.62            6.99            8.16           8.97
Portfolio turnover                                               56            63              82              68             64
Net assets at end of period (000 Omitted)                $   10,056    $   55,562      $   40,955      $   17,190     $    3,182


----------

(r) Certain expenses have been reduced without which performance would have been lower.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

5.  INVESTORS GROWTH STOCK SERIES--SERVICE CLASS


                                                                                    YEARS ENDED 12/31
                                                         -----------------------------------------------------------------------
                                                            2005          2004            2003            2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     9.34    $     8.57      $     6.99      $     9.66     $    12.98
                                                         ----------    ----------      ----------      ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)(d)                          $    (0.01)   $     0.01      $    (0.02)     $    (0.02)    $    (0.01)
Net realized and unrealized gain (loss) on investments
and foreign currency                                           0.40          0.76            1.60           (2.65)         (3.21)
                                                         ----------    ----------      ----------      ----------     ----------
Total from investment operations                         $     0.39    $     0.77      $     1.58      $    (2.67)    $    (3.22)
                                                         ----------    ----------      ----------      ----------     ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               $    (0.01)   $       --      $       --      $       --     $    (0.01)
From net realized gain on investments and foreign
currency transactions                                            --            --              --              --          (0.09)
                                                         ----------    ----------      ----------      ----------     ----------
Total distributions declared to shareholders             $    (0.01)   $       --      $       --      $       --     $    (0.10)
                                                         ----------    ----------      ----------      ----------     ----------
Net asset value, end of period                           $     9.72    $     9.34      $     8.57      $     6.99     $     9.66
                                                         ----------    ----------      ----------      ----------     ----------
Total return (%) (k)(s)(r)                                     4.23          8.98(b)        22.60          (27.71)        (24.83)
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL
DATA:
Expenses before expense reductions(f)                          1.15          1.11            1.13            1.11           1.12
Expenses after expense reductions(f)                           1.15          1.11            1.13            1.11           1.13(e)
Net investment income (loss)                                  (0.15)         0.15           (0.21)          (0.25)         (0.15)
Portfolio turnover                                              146           144             253             214            265
Net assets at end of period (000 Omitted)                $  301,252    $  260,794      $  206,458      $  123,043     $  122,857


----------

(d)  Per share data are based on average shares outstanding.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(w)  Per share amount was less than $0.01.
(r) Certain expenses have been reduced without which performance would have been lower.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

6.  INVESTORS TRUST SERIES--SERVICE CLASS


                                                                                     YEARS ENDED 12/31
                                                         -----------------------------------------------------------------------
                                                            2005          2004            2003            2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    17.99    $    16.26      $    13.41      $    17.07     $    20.97
                                                         ----------    ----------      ----------      ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)                                 $     0.06    $     0.07      $     0.08      $     0.06     $     0.05
Net realized and unrealized gain (loss) on investments
and foreign currency                                           1.20          1.73            2.84           (3.65)         (3.37)
                                                         ----------    ----------      ----------      ----------     ----------
Total from investment operations                         $     1.26    $     1.80      $     2.92      $    (3.59)    $    (3.32)
                                                         ----------    ----------      ----------      ----------     ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               $    (0.06)   $    (0.07)     $    (0.07)     $    (0.07)    $    (0.09)
From net realized gain on investments and foreign
currency transactions                                            --            --              --              --          (0.49)
                                                         ----------    ----------      ----------      ----------     ----------
Total distributions declared to shareholders             $    (0.06)   $    (0.07)     $    (0.07)     $    (0.07)    $    (0.58)
                                                         ----------    ----------      ----------      ----------     ----------
Net asset value, end of period                           $    19.19    $    17.99      $    16.26      $    13.41     $    17.07
                                                         ----------    ----------      ----------      ----------     ----------
Total return (%) (r)(s)(k)                                     7.02         11.12(b)        21.84          (21.15)        (16.10)
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL
DATA:
Expenses before expense reductions(f)                          1.13          1.11            1.12            1.11           1.10
Expenses after expense reductions(f)                           1.13          1.11            1.12            1.11           1.10
Net investment income                                          0.31          0.42            0.53            0.41           0.30
Portfolio turnover                                               55            89              88              71             84
Net assets at end of period (000 Omitted)                $   79,688    $   76,169      $   74,010      $   53,623     $   44,096


----------

(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

7.  MID CAP GROWTH SERIES--SERVICE CLASS


                                                                                     YEARS ENDED 12/31
                                                         -----------------------------------------------------------------------
                                                            2005          2004            2003            2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     7.00    $     6.12      $     4.48      $     7.92     $     9.72
                                                         ----------    ----------      ----------      ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss(d)                                   $    (0.04)   $    (0.05)     $    (0.04)     $    (0.03)    $    (0.03)
Net realized and unrealized gain (loss) on investments
and foreign currency                                           0.24          0.93            1.68           (3.41)         (1.67)
                                                         ----------    ----------      ----------      ----------     ----------
Total from investment operations                         $     0.20    $     0.88      $     1.64      $    (3.44)    $    (1.70)
                                                         ----------    ----------      ----------      ----------     ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gain on investments and foreign
currency transactions                                    $       --    $       --      $       --      $       --     $    (0.10)
                                                         ----------    ----------      ----------      ----------     ----------
Net asset value, end of period                           $     7.20    $     7.00      $     6.12      $     4.48     $     7.92
                                                         ----------    ----------      ----------      ----------     ----------
Total return (%) (s)(k)(r)                                     2.86         14.38           36.61          (43.43)        (17.63)
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL
DATA:
Expenses before expense reductions(f)                          1.17          1.12            1.16            1.14           1.16
Expenses after expense reductions(f)                           1.17          1.12            1.14            1.13           1.11
Net investment loss                                           (0.66)        (0.81)          (0.70)          (0.58)         (0.32)
Portfolio turnover                                               86            83              86             144            105
Net assets at end of period (000 Omitted)                $   40,116    $   49,849      $   46,588      $   14,380     $   13,929


----------

(r) Certain expenses have been reduced without which performance would have been lower.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

8.  NEW DISCOVERY SERIES--SERVICE CLASS


                                                                                    YEARS ENDED 12/31
                                                         -----------------------------------------------------------------------
                                                            2005          2004            2003            2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    14.71    $    13.85      $    10.38      $    15.22     $    16.59
                                                         ----------    ----------      ----------      ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss(d)                                   $    (0.12)   $    (0.13)     $    (0.11)     $    (0.09)    $    (0.12)
Net realized and unrealized gain (loss) on investments
and foreign currency                                           0.86          0.99            3.58           (4.75)         (0.75)
                                                         ----------    ----------      ----------      ----------     ----------
Total from investment operations                         $     0.74    $     0.86      $     3.47      $    (4.84)    $    (0.87)
                                                         ----------    ----------      ----------      ----------     ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gain on investments and foreign
currency transactions                                    $       --    $       --      $       --      $       --     $    (0.50)
                                                         ----------    ----------      ----------      ----------     ----------
Net asset value, end of period                           $    15.45    $    14.71      $    13.85      $    10.38     $    15.22
                                                         ----------    ----------      ----------      ----------     ----------
Total return (%) (k)(s)(r)                                     5.03          6.21           33.43          (31.80)         (5.25)
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL
DATA:
Expenses before expense reductions(f)                          1.30          1.26            1.29            1.28           1.29
Expenses after expense reductions(f)                           1.30          1.26            1.29            1.28           1.26
Net investment loss                                           (0.86)        (0.92)          (0.88)          (0.78)         (0.82)
Portfolio turnover                                              132           134              88              90             63
Net assets at end of period (000 Omitted)                $  296,399    $  386,049      $  349,012      $  176,319     $  124,272


----------

(d)  Per share data are based on average shares outstanding.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.

9.  RESEARCH SERIES--SERVICE CLASS


                                                                                     YEARS ENDED 12/31
                                                            --------------------------------------------------------------------
                                                               2005          2004            2003           2002          2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    15.23    $   13.30       $   10.74       $   14.27    $   20.78
                                                            ----------    ---------       ---------       ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)                                    $     0.04    $    0.03       $    0.07       $    0.04    $    0.00(w)
Net realized and unrealized gain
(loss) on investments and foreign currency                        1.11         2.02            2.54           (3.56)       (4.15)
                                                            ----------    ---------       ---------       ---------    ---------
Total from investment operations                            $     1.15    $    2.05       $    2.61       $   (3.52)   $   (4.15)
                                                            ----------    ---------       ---------       ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  $    (0.05)   $   (0.12)      $   (0.05)      $   (0.01)    $     --
From net realized gain on investments and
foreign currency transactions                                       --           --              --              --        (2.36)
                                                            ----------    ---------       ---------       ---------    ---------
Total distributions declared to shareholders                $    (0.05)   $   (0.12)      $   (0.05)      $   (0.01)   $   (2.36)
                                                            ----------    ---------       ---------       ---------    ---------
Net asset value, end of period                              $    16.33    $   15.23       $   13.30       $   10.74    $   14.27
                                                            ----------    ---------       ---------       ---------    ---------
Total return (%) (k)(s)(r)                                        7.57        15.57(b)        24.37(j)       (24.72)      (21.39)

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions(f)                             1.19         1.13            1.13            1.10         1.09
Expenses after expense reductions(f)                              1.19         1.13            1.13            1.10         1.09
Net investment income                                             0.23         0.21            0.58            0.32         0.00
Portfolio turnover                                                  93          118             124              98           99
Net assets at end of period (000 Omitted)                   $   13,533    $   9,424       $   6,693       $   6,211    $   7,601


----------

(r) Certain expenses have been reduced without which performance would have been lower.
(w)  Per share amount was less than $0.01.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(j) The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Initial Class and Service Class shares total returns for the year ended December 31, 2003 would have each been lower by approximately 0.22%.
(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

10.  RESEARCH BOND SERIES--SERVICE CLASS



                                                                                     YEARS ENDED 12/31
                                                            --------------------------------------------------------------------
                                                               2005          2004            2003           2002          2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    12.11    $   12.16       $   11.81       $   11.50    $   11.29
                                                            ----------    ---------       ---------       ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)                                    $     0.48    $    0.55       $    0.54       $    0.53    $    0.73
Net realized and unrealized gain (loss) on investments
and foreign currency                                             (0.35)        0.12            0.51            0.43(g)      0.21
                                                            ----------    ---------       ---------       ---------    ---------
Total from investment operations                            $     0.13    $    0.67       $    1.05       $    0.96    $    0.94
                                                            ----------    ---------       ---------       ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  $    (0.60)   $   (0.72)      $   (0.70)      $   (0.65)   $   (0.73)
From net realized gain on
investments and foreign currency transactions                    (0.10)          --              --              --           --
                                                            ----------    ---------       ---------       ---------    ---------
Total distributions declared to shareholders                $    (0.70)   $   (0.72)      $   (0.70)      $   (0.65)   $   (0.73)
                                                            ----------    ---------       ---------       ---------    ---------
Net asset value, end of period                              $    11.54    $   12.11       $   12.16       $   11.81    $   11.50
                                                            ----------    ---------       ---------       ---------    ---------
Total return (%) (k)(s)(r)                                        1.22         5.80            9.14            8.81         8.68
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions(f)                             1.37         1.24            1.19            1.17         1.19
Expenses after expense reductions(f)                              0.98         1.00            1.01            1.00         0.95
Net investment income                                             4.16         4.66            4.53            5.17         6.23
Portfolio turnover                                                  88           55             116             132          281
Net assets at end of period (000 Omitted)                   $   12,860    $   6,558       $   2,419       $     419    $       0(l)


----------

(r) Certain expenses have been reduced without which performance would have been lower.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(l)  Net assets were less than $500.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

11.  RESEARCH INTERNATIONAL SERIES--SERVICE CLASS



                                                                     YEAR ENDED 12/31,
                                                                          2005(c)
                                                                    ------------------
Net asset value, beginning of period                                $            10.00
                                                                    ------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)                                            $             0.02
Net realized and unrealized gain (loss) on investments
and foreign currency                                                              2.04
                                                                    ------------------
Total from investment operations                                    $             2.06
                                                                    ------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                          $            (0.06)
From net realized gain on investments and foreign
currency transactions                                                            (0.17)
                                                                    ------------------
Total distributions declared to shareholders                        $            (0.23)
                                                                    ------------------
Net asset value, end of period                                      $            11.83
                                                                    ------------------
Total return (%) (k)(s)(r)                                                       20.68(n)

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions(f)                                             4.28(a)
Expenses after expense reductions(f)                                              1.35(a)
Net investment income                                                             0.28(a)
Portfolio turnover                                                                  95
Net assets at end of period (000 Omitted)                           $              241


----------

(c) For the period from the commencement of the series' investment operations, April 29, 2005, through December 31, 2005.
(a)  Annualized.
(n)  Not annualized.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

12.  STRATEGIC INCOME SERIES--SERVICE CLASS



                                                                                     YEARS ENDED 12/31
                                                            --------------------------------------------------------------------
                                                               2005          2004            2003           2002          2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    11.13    $   10.91       $   10.45       $   10.03    $    9.97
                                                            ----------    ---------       ---------       ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)                                    $     0.53    $    0.57       $    0.52       $    0.44    $    0.45
Net realized and unrealized gain (loss) on investments
and foreign currency                                             (0.37)        0.21            0.50            0.36        (0.01)
                                                            ----------    ---------       ---------       ---------    ---------
Total from investment operations                            $     0.16    $    0.78       $    1.02       $    0.80    $    0.44
                                                            ----------    ---------       ---------       ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  $    (0.73)  $    (0.56)      $   (0.56)      $   (0.38)   $   (0.38)
From net realized gain on investments and foreign
currency transactions                                            (0.04)          --              --              --           --
                                                            ----------    ---------       ---------       ---------    ---------
Total distributions declared to shareholders                $    (0.77)   $   (0.56)      $   (0.56)      $   (0.38)   $   (0.38)
                                                            ----------    ---------       ---------       ---------    ---------
Net asset value, end of period                              $    10.52    $   11.13       $   10.91       $   10.45    $   10.03
                                                            ----------    ---------       ---------       ---------    ---------
Total return (%) (k)(r)(s)                                        1.62         7.54           10.10            8.19         4.56

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions(f)                             1.50         1.32            1.36            1.35         1.32
Expenses after expense reductions(f)                              1.15         1.14            1.15            1.15         1.12
Net investment income                                             4.99         5.01            4.86            4.50         4.64
Portfolio turnover                                                  64           69             146             249          171
Net assets at end of period (000 Omitted)                   $    6,191    $   4,500       $   9,106       $   3,390    $     339


----------

(r) Certain expenses have been reduced without which performance would have been lower.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

13.  TOTAL RETURN SERIES--SERVICE CLASS



                                                                                     YEARS ENDED 12/31
                                                            --------------------------------------------------------------------
                                                               2005          2004            2003           2002          2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    21.25    $   19.44       $   17.05       $   18.54    $   19.56
                                                            ----------    ---------       ---------       ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)                                    $     0.42    $    0.41       $    0.33       $    0.40    $    0.45
Net realized and unrealized gain (loss) on investments
and foreign currency                                              0.07         1.70            2.36           (1.36)       (0.44)
                                                            ----------    ---------       ---------       ---------    ---------
Total from investment operations                            $     0.49    $    2.11       $    2.69       $   (0.96)   $    0.01
                                                            ----------    ---------       ---------       ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  $    (0.39)   $   (0.30)      $   (0.30)      $   (0.29)   $   (0.41)
From net realized gain on investments and foreign
currency transactions                                            (0.85)          --              --           (0.24)       (0.62)
                                                            ----------    ---------       ---------       ---------    ---------
Total distributions declared to shareholders                $    (1.24)   $   (0.30)      $   (0.30)      $   (0.53)   $   (1.03)
                                                            ----------    ---------       ---------       ---------    ---------
Net asset value, end of period                              $    20.50    $   21.25       $   19.44       $   17.05    $   18.54
                                                            ----------    ---------       ---------       ---------    ---------
Total return (%) (k)(r)(s)                                        2.60        11.03           16.00           (5.35)        0.02

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions(f)                             1.09         1.08            1.09            1.10         1.09
Expenses after expense reductions(f)                              1.09         1.08            1.09            1.10         1.09
Net investment income                                             2.08         2.04            1.87            2.37         2.44
Portfolio turnover                                                  46           57              53              73           98
Net assets at end of period (000 Omitted)                   $  865,499    $ 637,055       $ 394,080       $ 175,535    $  40,191


----------

(d)  Per share data are based on average shares outstanding.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.

14.  UTILITIES SERIES--SERVICE CLASS



                                                                                     YEARS ENDED 12/31
                                                            --------------------------------------------------------------------
                                                               2005          2004            2003           2002          2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    20.32    $   15.87       $   11.98       $   15.90    $   23.57
                                                            ----------    ---------       ---------       ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)(d)                             $     0.34    $    0.32       $    0.24       $    0.28    $    0.30
Net realized and unrealized gain (loss) on investments
and foreign currency                                              3.01         4.36            3.95           (3.87)       (5.49)
                                                            ----------    ---------       ---------       ---------    ---------
Total from investment operations                            $     3.35    $    4.68       $    4.19       $   (3.59)   $   (5.19)
                                                            ----------    ---------       ---------       ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  $    (0.11)   $   (0.23)      $   (0.30)      $   (0.33)   $   (0.68)
From net realized gain on investments and foreign
currency transactions                                               --           --              --              --        (1.80)
                                                            ----------    ---------       ---------       ---------    ---------
Total distributions declared to shareholders                $    (0.11)   $   (0.23)      $   (0.30)      $   (0.33)   $   (2.48)
                                                            ----------    ---------       ---------       ---------    ---------
Net asset value, end of period                              $    23.56    $   20.32       $   15.87       $   11.98    $   15.90
                                                            ----------    ---------       ---------       ---------    ---------
Total return (%) (k)(s)(r)                                       16.57        29.84(b)        35.57          (22.90)      (24.44)

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions(f)                             1.15         1.15            1.17            1.19         1.13
Expenses after expense reductions(f)                              1.15         1.15            1.17            1.19         1.13
Net investment income                                             1.56         1.87            1.79            2.20         1.73
Portfolio turnover                                                  88          105             134             102          102
Net assets at end of period (000 Omitted)                   $  564,978    $ 223,952       $  98,100       $  43,101    $  32,211


----------

(d)  Per share data are based on average shares outstanding.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

15.  VALUE SERIES--SERVICE CLASS



                                                                            YEARS ENDED 12/31
                                                            ---------------------------------------------------
                                                                2005         2004          2003        2002(c)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    12.07    $    10.73    $     8.62    $   10.00
                                                            ----------    ----------    ----------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)                                    $     0.15    $     0.13    $     0.11    $    0.12
Net realized and unrealized gain (loss) on investments
and foreign currency                                              0.59          1.43          2.02        (1.50)
                                                            ----------    ----------    ----------    ---------
Total from investment operations                            $     0.74    $     1.56    $     2.13    $   (1.38)
                                                            ----------    ----------    ----------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  $    (0.08)   $    (0.05)   $    (0.02)   $      --
From net realized gain on investments and foreign
currency transactions                                            (0.29)        (0.17)           --           --
                                                            ----------    ----------    ----------    ---------
Total distributions declared to shareholders                $    (0.37)   $    (0.22)   $    (0.02)   $      --
                                                            ----------    ----------    ----------    ---------
Net asset value, end of period                              $    12.44    $    12.07    $    10.73    $    8.62
                                                            ----------    ----------    ----------    ---------
Total return (%) (k)(s)(r)                                        6.38         14.82         24.71       (13.80)(n)

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions(f)                             1.16          1.18          1.43         3.19(a)
Expenses after expense reductions(f)                              1.15          1.15          1.15         1.15(a)
Net investment income                                             1.25          1.19          1.22         1.44(a)
Portfolio turnover                                                  20            34            48          102
Net assets at end of period (000 Omitted)                   $   60,247    $   35,500    $   18,137    $   3,735


----------

(c) For the period from the commencement of the series' investment operations, January 2, 2002 through December 31, 2002.
(r) Certain expenses have been reduced without which performance would have been lower.
(a)  Annualized.
(n)  Not annualized.
(d)  Per share data are based on average shares outstanding.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

APPENDIX A                                          CAPITAL OPPORTUNITIES SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Capital Opportunities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                             --
       Corporate Asset-Backed Securities                                    --
       Mortgage Pass-Through Securities                                     --
       Stripped Mortgage-Backed Securities                                  --
      Corporate Securities                                                 /X/
      Loans and Other Direct Indebtedness                                   --
      Lower Rated Bonds                                                    /X/
      Municipal Bonds                                                       --
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                              /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds             /X/
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                          /X/
      Depositary Receipts                                                  /X/
      Dollar-Denominated Foreign Debt Securities                            --
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                 --
     Inverse Floating Rate Obligations                                      --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End Funds                                                       /X/
      Closed-End Funds                                                     /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                  /X/
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                        /X/
      Options on Futures Contracts                                         /X/
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                         --
      "Yield Curve" Options                                                 --
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                               --
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                                EMERGING GROWTH SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Emerging Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                             --
       Corporate Asset-Backed Securities                                    --
       Mortgage Pass-Through Securities                                     --
       Stripped Mortgage-Backed Securities                                  --
      Corporate Securities                                                 /X/
      Loans and Other Direct Indebtedness                                   --
      Lower Rated Bonds                                                    /X/
      Municipal Bonds                                                       --
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                              /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds             /X/
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                           --
      Depositary Receipts                                                  /X/
      Dollar-Denominated Foreign Debt Securities                            --
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                 --
     Inverse Floating Rate Obligations                                      --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End Funds                                                       /X/
      Closed-End Funds                                                     /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                  /X/
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                        /X/
      Options on Futures Contracts                                         /X/
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                         --
      "Yield Curve" Options                                                 --
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                               --
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                                  GLOBAL EQUITY SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Global Equity Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/ ) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                             --
       Corporate Asset-Backed Securities                                    --
       Mortgage Pass-Through Securities                                     --
       Stripped Mortgage-Backed Securities                                  --
      Corporate Securities                                                  --
      Loans and Other Direct Indebtedness                                   --
      Lower Rated Bonds                                                     --
      Municipal Bonds                                                       --
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                               --
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds              --
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                           --
      Depositary Receipts                                                  /X/
      Dollar-Denominated Foreign Debt Securities                            --
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                 --
     Inverse Floating Rate Obligations                                      --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End Funds                                                       /X/
      Closed-End Funds                                                     /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                  /X/
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                        /X/
      Options on Futures Contracts                                         /X/
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                         --
      "Yield Curve" Options                                                 --
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                               --
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                                    HIGH INCOME SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the High Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                            /X/
       Corporate Asset-Backed Securities                                   /X/
       Mortgage Pass-Through Securities                                    /X/
       Stripped Mortgage-Backed Securities                                  --
      Corporate Securities                                                 /X/
      Loans and Other Direct Indebtedness                                  /X/
      Lower Rated Bonds                                                    /X/
      Municipal Bonds                                                       --
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                              /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds             /X/
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                          /X/
      Depositary Receipts                                                   --
      Dollar-Denominated Foreign Debt Securities                           /X/
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                /X/
     Inverse Floating Rate Obligations                                      --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End Funds                                                       /X/
      Closed-End Funds                                                     /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                  /X/
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                         --
      Options on Futures Contracts                                          --
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                         --
      "Yield Curve" Options                                                 --
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                              /X/
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                         INVESTORS GROWTH STOCK SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Investors Growth Stock Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                             --
       Corporate Asset-Backed Securities                                    --
       Mortgage Pass-Through Securities                                     --
       Stripped Mortgage-Backed Securities                                  --
      Corporate Securities                                                  --
      Loans and Other Direct Indebtedness                                   --
      Lower Rated Bonds                                                     --
      Municipal Bonds                                                       --
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                              /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds              --
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                           --
      Depositary Receipts                                                  /X/
      Dollar-Denominated Foreign Debt Securities                            --
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                 --
     Inverse Floating Rate Obligations                                      --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End Funds                                                       /X/
      Closed-End Funds                                                     /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                  /X/
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                        /X/
      Options on Futures Contracts                                         /X/
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                         --
      "Yield Curve" Options                                                 --
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                               --
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                                INVESTORS TRUST SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Investors Trust Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                             --
       Corporate Asset-Backed Securities                                    --
       Mortgage Pass-Through Securities                                     --
       Stripped Mortgage-Backed Securities                                  --
      Corporate Securities                                                 /X/
      Loans and Other Direct Indebtedness                                   --
      Lower Rated Bonds                                                     --
      Municipal Bonds                                                       --
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                              /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds             /X/
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                           --
      Depositary Receipts                                                  /X/
      Dollar-Denominated Foreign Debt Securities                            --
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                 --
     Inverse Floating Rate Obligations                                      --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End                                                             /X/
      Closed-End                                                           /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                  /X/
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                         --
      Options on Futures Contracts                                          --
      Options on Securities                                                 --
      Options on Stock Indices                                              --
      Reset Options                                                         --
      "Yield Curve" Options                                                 --
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                               --
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                                 MID CAP GROWTH SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Mid Cap Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                             --
       Corporate Asset-Backed Securities                                    --
       Mortgage Pass-Through Securities                                     --
       Stripped Mortgage-Backed Securities                                  --
      Corporate Securities                                                 /X/
      Loans and Other Direct Indebtedness                                   --
      Lower Rated Bonds                                                    /X/
      Municipal Bonds                                                       --
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                              /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds             /X/
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                           --
      Depositary Receipts                                                  /X/
      Dollar-Denominated Foreign Debt Securities                            --
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                 --
     Inverse Floating Rate Obligations                                      --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End                                                             /X/
      Closed-End                                                           /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                   --
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                        /X/
      Options on Futures Contracts                                         /X/
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                         --
      "Yield Curve" Options                                                 --
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                               --
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                                  NEW DISCOVERY SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the New Discovery Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                             --
       Corporate Asset-Backed Securities                                    --
       Mortgage Pass-Through Securities                                     --
       Stripped Mortgage-Backed Securities                                  --
      Corporate Securities                                                 /X/
      Loans and Other Direct Indebtedness                                   --
      Lower Rated Bonds                                                    /X/
      Municipal Bonds                                                       --
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                              /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds             /X/
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                           --
      Depositary Receipts                                                  /X/
      Dollar-Denominated Foreign Debt Securities                           /X/
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                /X/
     Inverse Floating Rate Obligations                                      --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End                                                             /X/
      Closed-End                                                           /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                  /X/
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                        /X/
      Options on Futures Contracts                                         /X/
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                        /X/
      "Yield Curve" Options                                                /X/
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                              /X/
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                                       RESEARCH SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Research Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                             --
       Corporate Asset-Backed Securities                                    --
       Mortgage Pass-Through Securities                                     --
       Stripped Mortgage-Backed Securities                                  --
      Corporate Securities                                                 /X/
      Loans and Other Direct Indebtedness                                   --
      Lower Rated Bonds                                                    /X/
      Municipal Bonds                                                       --
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                              /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds              --
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                           --
      Depositary Receipts                                                  /X/
      Dollar-Denominated Foreign Debt Securities                           /X/
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                /X/
     Inverse Floating Rate Obligations                                      --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End Funds                                                       /X/
      Closed-End Funds                                                     /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                  /X/
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                        /X/
      Options on Futures Contracts                                         /X/
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                         --
      "Yield Curve" Options                                                 --
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                               --
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                                  RESEARCH BOND SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Research Bond Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                            /X/
       Corporate Asset-Backed Securities                                   /X/
       Mortgage Pass-Through Securities                                    /X/
       Stripped Mortgage-Backed Securities                                 /X/
      Corporate Securities                                                 /X/
      Loans and Other Direct Indebtedness                                  /X/
      Lower Rated Bonds                                                    /X/
      Municipal Bonds                                                      /X/
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                              /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds             /X/
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                          /X/
      Depositary Receipts                                                   --
      Dollar-Denominated Foreign Debt Securities                           /X/
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                /X/
     Inverse Floating Rate Obligations                                     /X/
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End                                                             /X/
      Closed-End                                                           /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                  /X/
      Reverse Repurchase Agreements                                        /X/
     OPTIONS
      Options on Foreign Currencies                                        /X/
      Options on Futures Contracts                                         /X/
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                        /X/
      "Yield Curve" Options                                                /X/
     Repurchase Agreements                                                 /X/
     Short Sales                                                            --
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                              /X/
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                        RESEARCH INTERNATIONAL SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Research International Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                             --
       Corporate Asset-Backed Securities                                    --
       Mortgage Pass-Through Securities                                    /X/
       Stripped Mortgage-Backed Securities                                  --
      Corporate Securities                                                 /X/
      Loans and Other Direct Indebtedness                                   --
      Lower Rated Bonds                                                     --
      Municipal Bonds                                                       --
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                               --
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds              --
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                           --
      Depositary Receipts                                                  /X/
      Dollar-Denominated Foreign Debt Securities                           /X/
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                /X/
     Inverse Floating Rate Obligations                                      --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End                                                             /X/
      Closed-End                                                           /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                   --
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                        /X/
      Options on Futures Contracts                                         /X/
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                        /X/
      "Yield Curve" Options                                                /X/
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                              /X/
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                               STRATEGIC INCOME SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Strategic Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                                 /X/
       Corporate Asset-Backed Securities                                        /X/
       Mortgage Pass-Through Securities                                         /X/
       Stripped Mortgage-Backed Securities                                      /X/
      Corporate Securities                                                      /X/
      Loans and Other Direct Indebtedness                                       /X/
      Lower Rated Bonds                                                         /X/
      Municipal Bonds                                                           /X/
      U.S. Government Securities                                                /X/
      Variable and Floating Rate  Obligations                                   /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                  /X/
     Equity Securities                                                          /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                               /X/
      Depositary Receipts                                                       /X/
      Dollar-Denominated Foreign Debt Securities                                /X/
      Emerging Markets                                                          /X/
      Foreign Securities                                                        /X/
     Forward Contracts                                                          /X/
     Futures Contracts                                                          /X/
     Indexed Securities/Structured Products                                     /X/
     Inverse Floating Rate Obligations                                          /X/
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End Funds                                                            /X/
      Closed-End Funds                                                          /X/
     Lending of Portfolio Securities                                            /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                            --
      Mortgage "Dollar-Roll" Transactions                                       /X/
      Reverse Repurchase Agreements                                              --
     OPTIONS
      Options on Foreign Currencies                                             /X/
      Options on Futures Contracts                                              /X/
      Options on Securities                                                     /X/
      Options on Stock Indices                                                  /X/
      Reset Options                                                             /X/
      "Yield Curve" Options                                                     /X/
     Repurchase Agreements                                                      /X/
     Short Sales                                                                /X/
     Short Term Instruments                                                     /X/
     Swaps and Related Derivative Instruments                                   /X/
     Temporary Borrowings                                                       /X/
     Temporary Defensive Positions                                              /X/
     "When-Issued" Securities                                                   /X/

APPENDIX A                                                  TOTAL RETURN SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Total Return Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                            /X/
       Corporate Asset-Backed Securities                                   /X/
       Mortgage Pass-Through Securities                                    /X/
       Stripped Mortgage-Backed Securities                                 /X/
      Corporate Securities                                                 /X/
      Loans and Other Direct Indebtedness                                  /X/
      Lower Rated Bonds                                                    /X/
      Municipal Bonds                                                      /X/
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                              /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds             /X/
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                          /X/
      Depositary Receipts                                                  /X/
      Dollar-Denominated Foreign Debt Securities                           /X/
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                /X/
     Inverse Floating Rate Obligations                                     /X/
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End Funds                                                       /X/
      Closed-End Funds                                                     /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                  /X/
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                        /X/
      Options on Futures Contracts                                         /X/
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                        /X/
      "Yield Curve" Options                                                /X/
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                              /X/
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                                     UTILITIES SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Utilities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                            /X/
       Corporate Asset-Backed Securities                                   /X/
       Mortgage Pass-Through Securities                                    /X/
       Stripped Mortgage-Backed Securities                                 /X/
      Corporate Securities                                                  --
      Loans and Other Direct Indebtedness                                  /X/
      Lower Rated Bonds                                                    /X/
      Municipal Bonds                                                      /X/
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                              /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds             /X/
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                          /X/
      Depositary Receipts                                                  /X/
      Dollar-Denominated Foreign Debt Securities                           /X/
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                /X/
     Inverse Floating Rate Obligations                                      --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End                                                             /X/
      Closed-End                                                           /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                  /X/
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                        /X/
      Options on Futures Contracts                                         /X/
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                         --
      "Yield Curve" Options                                                 --
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                               --
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

APPENDIX A                                                          VALUE SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective and investment policies, the Value Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
                     ANTICIPATES USING                CURRENTLY ANTICIPATE USING

     DEBT SECURITIES
      ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                                            /X/
       Corporate Asset-Backed Securities                                   /X/
       Mortgage Pass-Through Securities                                    /X/
       Stripped Mortgage-Backed Securities                                 /X/
      Corporate Securities                                                 /X/
      Loans and Other Direct Indebtedness                                  /X/
      Lower Rated Bonds                                                    /X/
      Municipal Bonds                                                      /X/
      U.S. Government Securities                                           /X/
      Variable and Floating Rate  Obligations                              /X/
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds             /X/
     Equity Securities                                                     /X/
     FOREIGN SECURITIES EXPOSURE
      Brady Bonds                                                          /X/
      Depositary Receipts                                                  /X/
      Dollar-Denominated Foreign Debt Securities                           /X/
      Emerging Markets                                                     /X/
      Foreign Securities                                                   /X/
     Forward Contracts                                                     /X/
     Futures Contracts                                                     /X/
     Indexed Securities/Structured Products                                /X/
     Inverse Floating Rate Obligations                                      --
     INVESTMENT IN OTHER INVESTMENT COMPANIES
      Open-End                                                             /X/
      Closed-End                                                           /X/
     Lending of Portfolio Securities                                       /X/
     LEVERAGING TRANSACTIONS
      Bank Borrowings                                                       --
      Mortgage "Dollar-Roll" Transactions                                  /X/
      Reverse Repurchase Agreements                                         --
     OPTIONS
      Options on Foreign Currencies                                        /X/
      Options on Futures Contracts                                         /X/
      Options on Securities                                                /X/
      Options on Stock Indices                                             /X/
      Reset Options                                                        /X/
      "Yield Curve" Options                                                /X/
     Repurchase Agreements                                                 /X/
     Short Sales                                                           /X/
     Short Term Instruments                                                /X/
     Swaps and Related Derivative Instruments                              /X/
     Temporary Borrowings                                                  /X/
     Temporary Defensive Positions                                         /X/
     "When-Issued" Securities                                              /X/

MFS(R) VARIABLE INSURANCE TRUST(SM)

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Variable Insurance Trust--[name of series], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the series. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.


TO GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE SERIES, AND TO MAKE INQUIRIES ABOUT THE SERIES, PLEASE CONTACT THE INSURANCE OR ANNUITY COMPANY THROUGH WHICH YOU HAVE PURCHASED YOUR CONTRACT OR:


     MFS Service Center, Inc.
     500 Boylston Street
     Boston, MA 02116

     Telephone: 1-800-637-8730

     Internet: MFS.COM

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2006, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.


Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

     The trust's Investment Company Act file number is 811-8326


                                                                   MVIS-PRO-5/06

MFS(R) VARIABLE INSURANCE TRUST(SM)


MAY 1, 2006


[MFS(SM) INVESTMENT MANAGEMENT(R) LOGO]

STATEMENT OF ADDITIONAL INFORMATION

MFS(R) VARIABLE INSURANCE TRUST(SM)
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectuses, each dated May 1, 2006, as supplemented from time to time. This SAI should be read in conjunction with the Prospectuses, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


This SAI relates to the 16 Series of the Trust identified on page three hereof. Shares of these Series are offered to separate accounts of certain insurance companies ("Participating Insurance Companies") that fund variable annuity and variable life insurance contracts ("Contracts") and to qualified retirement and pension plans ("Plans"). Participating Insurance Companies and sponsors of Plans ("Plan Sponsors") may choose to offer as investment options to their Contract holders less than all of the Trust's Series, in which case the Trust's Prospectuses for those Participating Insurance Companies and Plans will be revised to describe only those Series offered. Therefore, while certain versions of the Trust's Prospectuses will describe only certain of the Trust's Series, this SAI includes information on other Series which are not offered pursuant to such Prospectuses, in which case information concerning these other Series contained herein should be disregarded.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRE-CEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


MVI-SAI-5/06

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                                                              PAGE
I     General Information and Definitions                                                                       3

II    Distribution Plan Payments                                                                                3

III   Investment Techniques, Practices, Risks and Restrictions                                                  3

IV    Investment Restrictions                                                                                   4

V     Management of the Trust                                                                                   5

      Trustees/Officers -- Board Oversight                                                                      5

      Trustees and Officers -- Identification and Background                                                    5

      Share Ownership                                                                                           5

      Trustee Compensation and Committees                                                                      10

      Investment Adviser                                                                                       11

      Portfolio Managers                                                                                       11

      Investment Advisory Agreement                                                                            11

      Administrator                                                                                            13

      Custodian                                                                                                13

      Shareholder Servicing Agent                                                                              13

      Distributor                                                                                              14

      Codes of Ethics                                                                                          14

VI    Distribution                                                                                             14

      Marketing and Administrative Support Payments                                                            14

      Other Payments                                                                                           15

VII   Portfolio Transactions and Brokerage Commissions                                                         16

VIII  Disclosure of Portfolio Holdings                                                                         18

IX    Tax Status                                                                                               20

X     Net Income and Distributions                                                                             21

XI    Determination of Net Asset Value                                                                         21

XII   Description of Shares, Voting Rights and Liabilities                                                     22

XIII  Independent Registered Public Accounting Firm and Financial Statements                                   23

      Appendix A--Trustees and Officers -- Identification and Background                                      A-1

      Appendix B--Committees                                                                                  B-1

      Appendix C--Trustees' Ownership of Series Shares                                                        C-1

      Appendix D--Investment Techniques, Practices and Risks                                                  D-1

      Appendix E--Description of Bond Ratings                                                                 E-1

      Appendix F--Distribution Plan Payments                                                                  F-1

      Appendix G--Proxy Voting Policies and Procedures                                                        G-1

      Appendix H--Recipients of Non-Public Disclosure Regarding Portfolio Holdings on an Ongoing Basis        H-1

      Appendix I--Portfolio Managers                                                                          I-1

I    GENERAL INFORMATION AND DEFINITIONS

     MFS Variable Insurance Trust (the "Trust") organized in 1994 is a professionally managed open-end management investment company (a "mutual fund") consisting of 16 separate series (individually or collectively hereinafter referred to as a "Series" or the "Series"):


     MFS Capital Opportunities Series (the "Capital Opportunities Series")

     MFS Emerging Growth Series (the "Emerging Growth Series")

     MFS Global Equity Series (the "Global Equity Series")

     MFS High Income Series (the "High Income Series")

     MFS Investors Growth Stock Series (the "Investors Growth Stock Series")

     MFS Investors Trust Series (the "Investors Trust Series")

     MFS Mid Cap Growth Series (the "Mid Cap Growth Series")

     MFS Money Market Series (the "Money Market Series")

     MFS New Discovery Series (the "New Discovery Series")

     MFS Research Series (the "Research Series")

     MFS Research Bond Series (the "Research Bond Series")

     MFS Research International Series (the "Research International Series")

     MFS Strategic Income Series (the "Strategic Income Series")

     MFS Total Return Series (the "Total Return Series")

     MFS Utilities Series (the "Utilities Series")

     MFS Value Series (the "Value Series")

     All Series are diversified Series of the Trust. This means that, with respect to 75% of its total assets, the Series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if, as a result, more than 5% of the Series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.


     The Emerging Growth Series was previously known as the "OTC Series" until its name was changed on June 1, 1995. The Capital Opportunities Series was previously known as the "Value Series" until its name was changed on May 1, 1999. That Series was previously known as the "Growth Series" until its name was changed on April 25, 1996. The Investors Trust Series was previously known as the Growth With Income Series until its name was changed on May 1, 2001. The Investors Growth Stock Series was previously known as the Growth Series until its name was changed on May 1, 2001. The Strategic Income Series was previously known as the Global Governments Series until it changed its name on April 30, 2002. The Global Governments Series was previously known as the "World Governments Series" until its name was changed on May 1, 1999. The Research Bond Series was previously known as the "Bond Series" until it changed its name on May 1, 2005.

     Each Series' investment adviser and distributor is, respectively, Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), each a Delaware corporation.

II   DISTRIBUTION PLAN PAYMENTS

     Payments made by the Series under the Service Class Distribution Plan for the most recent fiscal year end are set forth in APPENDIX F to this SAI.

III  INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

     Set forth in APPENDIX D of this SAI is a description of investment techniques and practices which the Series may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Series" in APPENDIX D does not mean that each Series in the Trust may engage in the investment technique or practice described. Please review APPENDIX A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Series.

               INVESTMENT                         PERCENTAGE LIMITATION
               LIMITATION                   (BASED ON SUCH SERIES' NET ASSETS)
-------------------------------------------------------------------------------
1.   CAPITAL OPPORTUNITIES SERIES:
     Foreign Securities:                   35%
     Lower Rated Bonds:                    up to (but not including) 10%
     Short Sales:                          5%

2.   EMERGING GROWTH SERIES:
     Foreign Securities (including
     Emerging Market Securities):          up to (but not including) 20%
     Lower Rated Bonds:                    up to (but not including) 10%
     Short Sales:                          5%

3.   GLOBAL EQUITY SERIES:
     Foreign Securities:                   100%
     Short Sales:                          5%

4.   HIGH INCOME SERIES:
     Foreign Securities:                   25%
     Emerging Markets:                     5%
     Lower Rated Bonds:                    100%
     Short Sales:                          5%

5.   INVESTORS GROWTH STOCK SERIES:
     Foreign Securities:                   35%
     Short Sales:                          5%

6.   INVESTORS TRUST SERIES:
     Foreign Securities:                   up to (but not including) 20%
     Short Sales:                          5%

7.   MID CAP GROWTH SERIES:
     Foreign Securities:                   up to (but not including) 20%
     Lower Rated Bonds:                    up to (but not including) 10%
     Short Sales:                          15%

8.   MONEY MARKET SERIES:
     U.S. dollar-denominated securities
     of foreign issuers                    up to 35%
     Bank obligations where the
     issuing bank has capital,
     surplus and undivided profits less
     than or equal to $100 million:        10%
     Short Sales:                          5%

               INVESTMENT                         PERCENTAGE LIMITATION
               LIMITATION                   (BASED ON SUCH SERIES' NET ASSETS)
-------------------------------------------------------------------------------
9.   NEW DISCOVERY SERIES:
     Foreign Securities:                   up to (but not including) 20%
     Lower Rated Bonds:                    up to (but not including) 10%
     Short Sales:                          15%

10.  RESEARCH SERIES:
     Foreign Securities:                   up to (but not including) 20%
     Lower Rated Bonds:                    up to (but not including) 10%
     Short Sales:                          5%

11.  RESEARCH BOND SERIES:
     Dollar and Non-Dollar Denominated
     Foreign Securities:                   up to 35%
     Non-Dollar Denominated
     Non-Canadian Foreign Securities       10%
     Lower Rated Bonds:                    up to (but not including) 20%
     Short Sales:                          5%

12.  RESEARCH INTERNATIONAL SERIES:
     Emerging Market Securities:           may not exceed 25%
     Short Sales:                          5%

13.  STRATEGIC INCOME SERIES:
     Foreign Securities:                   may not exceed 50%
     Lower Rated Bonds:                    up to 100%
     Short Sales:                          5%

14.  TOTAL RETURN SERIES:
     Foreign Securities:                   up to (but not including) 20%
     Lower Rated Bonds:                    up to (but not including) 20%
     Short Sales:                          5%

15.  UTILITIES SERIES:
     Foreign Securities:                   35%
     Lower Rated Bonds:                    up to (but not including) 20%
     Short Sales:                          5%

16.  VALUE SERIES:
     Foreign Securities                    35%
     Lower Rated Bonds                     up to (but not including) 10%
     Short Sales:                          5%

IV   INVESTMENT RESTRICTIONS

     Each Series has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Series' shares which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding shares of the Trust or the Series, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or the Series, as applicable, are represented in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Series, as applicable.

     As fundamental policies, each Series may not:

     (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

     (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

     (3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

     (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities; and

     (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry (provided however, that (i) the High Income Series may invest up to 40% of the value of its assets in each of the electric utility and telephone industries and (ii) the Utilities Series will invest at least 25% of its gross assets in the utilities industry). For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

     In addition, each Series has adopted the following non-fundamental policy, which may be changed without shareholder approval. Each Series will not:

     (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Series' net assets (taken at market value) (10% of net assets in the case of the Money Market Series) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Series' limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% (10% in the case of the Money Market Series) limitation.

     Except for investment restriction no. 1 and the Series' non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Series' non-fundamental policy on illiquid investments, a Series will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

V    MANAGEMENT OF THE TRUST

     TRUSTEES/OFFICERS -- BOARD OVERSIGHT

     The Board of Trustees which oversees all of the Series in the Trust provides broad supervision over the affairs of each Series. The Adviser is responsible for the investment management of each Series assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees," each of whom have been nominated by the Trustees for election as Trustees by shareholders.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

     The identification and background of the Trustees and Officers of the Trust are set forth in APPENDIX A to this SAI.

     SHARE OWNERSHIP


     As of March 31, 2006, all Trustees and officers as a group owned less than 1% of each Series. Information concerning the value of each Trustee's share ownership in each Series overseen and, on an aggregate basis, in all MFS Funds overseen, is set forth in APPENDIX C to this SAI.

     The following table identifies those investors who own 25% or more of a Series' shares (both share classes taken together) as of March 31, 2006 and are therefore presumed to control that series. All holdings are of record unless indicated otherwise.


     25% OR GREATER OWNERSHIP


                                                                                APPROXIMATE
                                                                                   % OF
                                                 NAME AND ADDRESS               OUTSTANDING
                 SERIES                           OF SHAREHOLDER                SHARES OWNED
     ------------------------------  -----------------------------------------  ------------
     Capital                         Hartford Life & Annuity Insurance             41.73%
     Opportunities                   c/o Separate Account Seven
     Series                          Attn: David Ten Broeck
                                     200 Hopmeadow St.
                                     Simsbury, CT 06089

     Global Equity                   Hartford Life & Annuity Insurance             70.00%
     Series                          c/o Separate Account Seven
                                     Attn: David Ten Broeck
                                     200 Hopmeadow St.
                                     Simsbury, CT 06089

     High Income                     Hartford Life & Annuity Insurance             62.08%
     Series                          c/o Separate Account Seven
                                     Attn: David Ten Broeck
                                     200 Hopmeadow St.
                                     Simsbury, CT 06089

     Investors Growth                IDS Life Insurance Company                    39.05%
     Stock Series                    RAVA-1MG-American Express
                                     222 AXP Financial Center,
                                     Minneapolis, MN 55474-0001

                                     Hartford Life & Annuity Insurance             25.26%
                                     c/o Separate Account Seven
                                     Attn: David Ten Broeck
                                     200 Hopmeadow St.
                                     Simsbury, CT 06089

     Investors                       Hartford Life & Annuity Insurance             47.01%
     Trust Series                    c/o Separate Account Seven
                                     Attn: David Ten Broeck
                                     200 Hopmeadow St.
                                     Simsbury, CT 06089

     Mid Cap                         Hartford Life & Annuity Ins. Co.              63.90%
     Growth Series                   Separate Account Seven
                                     Attn: Dave Ten Broeck
                                     PO Box 2999
                                     Hartford, CT 06104-2999

     Money Market                    First Citicorp Life Insurance Company         73.82%
     Series                          c/o Travelers Life & Annuity Co.
                                     Attn: Shareholder Accounting
                                     1 Tower Sq. #6MS
                                     Hartford, CT 06183-0001

     New Discovery Series            Hartford Life & Annuity Insurance             31.91%
                                     c/o Separate Account Seven
                                     Attn: David Ten Broeck
                                     200 Hopmeadow St
                                     Simsbury, CT 06089-9793

     Research International          Hartford Life & Annuity                       71.79%
     Series                          Separate Account
                                     PO Box 2999
                                     Hartford, CT 06104-2999

     Strategic                       Ameritas Life Insurance Company               43.04%
     Income Series                   Separate Account
                                     Attn Giang Nguyen
                                     5900 O Street
                                     Lincoln, NE 68510-2252

     Total Return                    Hartford Life & Annuity Insurance             42.82%
     Series                          C/O Separate Account Seven
                                     Attn: David Ten Broeck
                                     200 Hopmeadow Street
                                     Simsbury, CT 06089-9793

     Utilities                       Lincoln Life Account M, LVUL-DB               29.74%
     Series                          Lincoln Life Mut Fd Admn
                                     Area 6H-02 1300 S Clinton St.
                                     Fort Wayne, IN 46802-3518

     Value Series                    Hartford Life & Annuity Insurance             44.79%
                                     Separate Account
                                     Attn: David Ten Broeck
                                     200 Hopmeadow Street
                                     Simsbury, CT 06089-9793


     5% OR GREATER OWNERSHIP


     The following table identifies those investors who own 5% or more of a Series' shares by class as of March 31, 2006. All holdings are of record unless indicated otherwise.



                                                                                APPROXIMATE
                                                                                   % OF
                                                 NAME AND ADDRESS               OUTSTANDING
                 SERIES                           OF SHAREHOLDER                SHARES OWNED
     ------------------------------  -----------------------------------------  ------------
     Capital Opportunities
     Series                          Hartford Life & Annuity Insurance             46.57%
                                     Separate Account Seven                      of Initial
                                     Attn: David Ten Broeck                         Class
                                     200 Hopmeadow St.
                                     Simsbury, CT 06089

                                     United of Omaha                               15.88%
                                     Life Insurance Company                      of Initial
                                     Mutual of Omaha Plaza                          Class
                                     Omaha, NE 68175-0001

                                     Hartford Life Insurance Company               11.51%
                                     c/o Separate Account Seven                  of Initial
                                     Attn David Ten Broeck                          Class
                                     200 Hopmeadow St.
                                     Simsbury, CT 06089

                                                                                  APPROXIMATE
                                                                                     % OF
                                                 NAME AND ADDRESS                 OUTSTANDING
                 SERIES                           OF SHAREHOLDER                 SHARES OWNED
     ------------------------------  -----------------------------------------  ---------------
                                     American Franklin                                 8.71%
                                     Life Insurance Company                      of Initial
                                     Equibuilder                                      Class
                                     c/o American General
                                     Life Insurance Company
                                     Attn: Debbie Kerai
                                     P.O. Box 1591
                                     Houston, TX 77251-1591

                                     Integrity Life Ins Co                            22.19%
                                     400 Broadway St.                            of Service
                                     Cincinnati, OH 45202-3312                        Class


                                     Lincoln Life Account M, LVUL-DB                  47.43%
                                     Lincoln Life Mut Fd Admn                    of Service
                                     Area 6H-02                                       Class
                                     1300 S Clinton Street
                                     Forte Wayne, IN 46802-3518

                                     Guardian Insurance &                              6.86%
                                     Annuity Co Inc                              of Service
                                     A/C Guardian Sep A/C F                           Class
                                     Attn Paul Iannelli 3-S
                                     3900 Burgess Pl
                                     Bethlehem, PA 18017-9097

                                     National Integrity Life Ins Co                   11.97%
                                     400 Broadway St.                            of Service
                                     Cincinnati, OH 45202-3312                        Class

                                     United of Omaha                                   5.48%
                                     Life Insurance Company                      of Service
                                     Attn Product Accounting & Reporting              Class
                                     11th Fl
                                     Mutual of Omaha Plaza
                                     Omaha, NE 68175-0001

     Emerging Growth                 Pruco Life of Arizona                            20.42%
     Series                          Flexible Premium Variable                   of Initial
                                     Annuity Account                                  Class
                                     213 Washington Street
                                     Floor 7
                                     Newark, NJ 07102-2917

                                     Merrill Lynch Pierce Fenner &                    19.03%
                                     Smith Inc                                   of Initial
                                     for the Sole Benefit of its Customers            Class
                                     4800 Deer Lake Drive East
                                     Jacksonville, FL 32246-6484

                                     Union Central Life Insurance Company              6.01%
                                     Group Annuity Mutual Funds-Station 3        of Initial
                                     1876 Waycross Road                               Class
                                     Cincinnati, OH 45240-2899

                                     Hartford Life & Annuity Insurance                 9.08%
                                     C/O Separate Account Seven                  of Initial
                                     Attn: David Ten Broeck                          Class
                                     200 Hopmeadow Street
                                     Simsbury, CT 06089-9793

                                     Keyport Life Insurance Co                        16.09%
                                     c/o Sun Life Financial                      of Service
                                     PO Box 9134                                      Class
                                     Wellesley Hills, MA 02481-9134

                                     Lincoln Life Account M,                          33.32%
                                     LVUL-DB Lincoln Life Mut FD                 of Service
                                     Admn Area 6H-02                                  Class
                                     1300 S Clinton St
                                     Fort Wayne, IN 46802-3518

                                     Integrity Life Ins Co                             7.95%
                                     515 W Market St                             of Service
                                     Louisville, KY 40202-3333                        Class

                                     Nationwide Insurance Co NWPP                     11.41%
                                     c/o IPO Portfolio Accounting                of Service
                                     Attn: Charles Maxwell                            Class
                                     PO Box 182029
                                     Columbus, OH 43218-2029

     Global Equity                   Hartford Life & Annuity Insurance                70.13%
     Series                          c/o Separate Account Seven                  of Initial
                                     Attn: David Ten Broeck                           Class
                                     200 Hopmeadow St.
                                     Simsbury, CT 06089

                                     Hartford Life Insurance Company                  22.28%
                                     Separate Account Seven                      of Initial
                                     Attn: David Ten Broeck                           Class
                                     200 Hopmeadow St.
                                     Weatogue, CT 06089

                                     Paragon Life Insur Co Multi Manager               6.34%
                                     190 Carondelet Plaza                        of Initial
                                     Saint Louis, MO 63106-3443                       Class

                                     MFS Fund Distributors Inc                        81.15%
                                     c/o Mass Financial Services                 of Service
                                     Attn: Thomas B Hastings                          Class
                                     500 Boylston St Fl 6
                                     Boston, MA 02116-3740

                                     Separate Account 65 of Equitable Life            18.46%
                                     Assurance Society of the US                 of Service
                                     1290 Avenue of the Americas                      Class
                                     New York, NY 10104-0101

     High                            Hartford Life & Annuity Insurance                64.01%
     Income Series                   c/o Separate Account Seven                  of Initial
                                     Attn: David Ten Broeck                           Class
                                     200 Hopmeadow St.
                                     Simsbury, CT 06089

                                     Hartford Life Insurance Company                  23.45%
                                     Separate Account Seven                      of Initial
                                     Attn: David Ten Broeck                           Class
                                     200 Hopmeadow St.
                                     Weatogue, CT 06089

                                     Lincoln Benefit Life                             87.72%
                                     Variable Life                               of Service
                                     Allstate Life Insurance Co                       Class
                                     Attn Accounting COE
                                     644 Lakeview Parkway
                                     Vernon Hills, IL 60061-1826

                                     Sage Life Assurance of America Inc                8.86%
                                     Attn: Fin Reporting-3rd Floor               of Service
                                     175 King St                                      Class
                                     Armonk, NY 10604-1608

     Investors Growth                Hartford Life & Annuity Insurance                71.53%
     Stock Series                    c/o Separate Account Seven                  of Initial
                                     Attn: David Ten Broeck                           Class
                                     200 Hopmeadow St.
                                     Weatogue, CT 06089

                                     Hartford Life Insurance Company                  16.25%
                                     Separate Account Seven                      of Initial
                                     Attn: David Ten Broeck                           Class
                                     200 Hopmeadow St.
                                     Weatogue, CT 06089

                                     Protective Variable Annuity                       5.74%
                                     PO Box 2606                                 of Initial
                                     Birmingham, AL 35202-2606                        Class

                                                                                  APPROXIMATE
                                                                                     % OF
                                                 NAME AND ADDRESS                 OUTSTANDING
                 SERIES                           OF SHAREHOLDER                 SHARES OWNED
     ------------------------------  -----------------------------------------  ---------------
                                     IDS Life Insurance Company                       60.38%
                                     Rava-1MG-American Express                   of Service
                                     222 AXP Financial Center                         Class
                                     Minneapolis, MN 55474-0001

                                     GE Life Annuity                                   8.30%
                                     Assurance Company                           of Service
                                     Attn: Variable Accounting                        Class
                                     6610 W Broad St
                                     Richmond, VA 23230-1702

                                     Nationwide Insurance Co NWVAII                    8.33%
                                     c/o IPO Portfolio Accounting                of Service
                                     PO Box 182029                                    Class
                                     Columbus, OH 43218-2029

     Investors                       Hartford Life & Annuity Insurance                52.12%
     Trust Series                    c/o Separate Account Seven                  of Initial
                                     Attn David Ten Broeck                            Class
                                     200 Hopmeadow St
                                     Simsbury, CT 06089-9793

                                     Hartford Life Insurance Company                 15.67%
                                     Separate Account Seven                     of Initial
                                     Attn: David Ten Broeck                          Class
                                     200 Hopmeadow St.
                                     Weatogue, CT 06089-9793

                                     New York Life Insurance and Annuity               9.60%
                                     Corporation (NYLIAC)                        of Service
                                     Attn Ashesh Upadhvay                             Class
                                     169 Lackawanna Ave
                                     Parsippany NJ 07064-1007

                                     Metlife Investors                                15.65%
                                     Annuity Account One                         of Service
                                     Attn Terrence Santry                             Class
                                     501 Boylston St.
                                     Boston, MA 02116-3769

                                     GE Life Annuity Assurance                        28.23%
                                     Company                                     of Service
                                     Attn Variable Accounting                         Class
                                     6610 W Broad St
                                     Richmond, VA 23230-1702

                                     Keyport Life Insurance Co                        20.14%
                                     c/o Sun Life Financial                      of Service
                                     PO Box 9134                                      Class
                                     Wellesley Hills, MA 02481-9134

     Mid Cap                         Hartford Life & Annuity Ins. Co.                 75.47%
     Growth Series                   Separate Account Seven                      of Initial
                                     Attn: Dave Ten Broeck                            Class
                                     PO Box 2999
                                     Hartford, CT 06104-2999

                                     Hartford Life Insurance Company                  20.89%
                                     Separate Account Seven                      of Initial
                                     Attn: Dave Ten Broeck                            Class
                                     PO Box 2999
                                     Hartford, CT 06104-2999

                                     Integrity Life Ins Co                            13.32%
                                     400 Broadway St.                            of Service
                                     Cincinnati, OH 45202-3312                        Class

                                     AllAmerica Financial Life Insurance              22.48%
                                     and Annuity Company                         of Service
                                     Attn: Separate Accts S-310                       Class
                                     440 Lincoln Street
                                     Worcester, MA 01653-0002

                                     Nationwide Insurance Co. NWVA7                   18.74%
                                     c/o IPO Portfolio Accounting                of Service
                                     P.O. Box 182029                                  Class
                                     Columbus, Ohio 43218-2029

                                     Nationwide Insurance Co. NWVA9                    9.24%
                                     c/o IPO Portfolio Accounting                of Service
                                     P.O. Box 182029                                  Class
                                     Columbus, Ohio 43218-2029

                                     National Integrity Life Ins Co                    9.81%
                                     400 Broadway St.                            of Service
                                     Cincinnati, OH 45202-3312                        Class

                                     Ohio National Life Insurance Co.                 17.39%
                                     1 Financial Way                             of Service
                                     Cincinnati, Ohio 45242-5851                      Class

                                     Minnesota Life                                    5.94%
                                     400 Robert St. N A0-5215                    of Service
                                     Saint Paul, MN 55101-2015                        Class

     Money Market                    First Citicorp Life Ins Co                      73.82%
     Series                          c/o Travelers Life & Annuity Co
                                     Attn Shareholder Accounting
                                     1 Tower Sq # GMS
                                     Hartford, CT 06183-0001

                                     Citicorp Life Insurance Company                  22.67%
                                     c/o Travelers Life & Annuity Co
                                     Attn Shareholder Accounting
                                     1 Tower Sq # GMS
                                     Hartford, CT 06183-0001

                                     New Discovery                                    54.11%
                                     Series  Hartford Life & Annuity Insurance   of Initial
                                     c/o Separate Account Seven                       Class
                                     Attn: David Ten Broeck
                                     200 Hopmeadow St.
                                     Simsbury, CT 06089

                                     Hartford Life Insurance Company                  17.92%
                                     Separate Account Seven                      of Initial
                                     Attn: David Ten Broeck                           Class
                                     200 Hopmeadow Street
                                     Weatogue, CT 06089-9793

                                     IDS Life Insurance Company                       45.87%
                                     Rava-1MD-American Express                   of Service
                                     222 AXP Financial Center                         Class
                                     Minneapolis, MN 55474-0001

                                     Minnesota Life                                    6.93%
                                     400 Robert St N # A6-5216                   of Service
                                     Saint Paul, MN 55101-2015                        Class

                                     GE Life Annuity Assurance                         13.15%
                                     Company Attn Variable Accounting             of Service
                                     6610 W Broad St                                   Class
                                     Richmond, VA 23230-1702

                                     AUSA Life Insurance Co                           9.02%
                                     Transamerica Landmark VAR Annuity          of Service
                                     4333 Edgewood Road NE                           Class
                                     Attn: FMG Accounting MS 4410
                                     Cedar Rapids, IA 52499-0001

     Research                        Pruco Life of Arizona                            13.89%
     Series                          Flexible Premium Variable                   of Initial
                                     Annuity Account                                  Class
                                     213 Washington Street
                                     Floor 7
                                     Newark, NJ 07102-2917

                                                                                  APPROXIMATE
                                                                                     % OF
                                                 NAME AND ADDRESS                 OUTSTANDING
                 SERIES                           OF SHAREHOLDER                 SHARES OWNED
     ------------------------------  -----------------------------------------  ---------------
                                     New York Life Insurance and Annuity              14.47%
                                     Corporation (NYLIAC)                        of Initial
                                     169 Lackawanna Ave                               Class
                                     Parsippany, NJ 07054-1100

                                     Protective Variable Annuity                       9.08%
                                     P.O. Box 2606                               of Initial
                                     Birmingham, AL 35202-2606                        Class

                                     Keyport Life Insurance Co                         6.09%
                                     c/o Sun Life Financial                      of Initial
                                     P.O. Box 8134                                    Class
                                     Wellesley Hls, MA 02481-9134

                                     Jefferson Pilot Financial Ins Co                  6.18%
                                     JPF Separate Acct A                         of Initial
                                     Attn T McCarthey 15 03                           Class
                                     1 Granite Pl
                                     Concord, NH 03301-3258

                                     New York Life Insurance and Annuity              68.53%
                                     Corporation (NYLIAC)                        of Service
                                     Attn Ashesh Upadhyay                             Class
                                     169 Lackawanna Ave
                                     Parsippany, NJ 07054-1007

                                     Transamerica Life Insurance Co                   13.35%
                                     Attn: FMG Accounting MD 4410                of Service
                                     4333 Edgewood Rd NE                              Class
                                     Cedar Rapids, IA 52499-0001

     Research Bond Series            First Citicorp Life Insurance Company             9.49%
                                     c/o Travelers Life & Annuity Co.            of Initial
                                     Attn: Shareholder Accounting                     Class
                                     1 Tower Sq. #6MS
                                     Hartford, CT 06183-0001

                                     Kansas City Life Insurance Company               14.37%
                                     Variable Annuity                            of Initial
                                     P.O. Box 219139                                  Class
                                     Kansas City, MO 64141-6139

                                     Keyport Life Insurance Company                    5.84%
                                     c/o Sun Life Financial                      of Initial
                                     PO Box 9134                                      Class
                                     Wellesley Hills, MA 02481-9134

                                     Allstate Financial Advisors                       7.24%
                                     544 Lakeview Pkwy                           of Initial
                                     Accounting - Attn: Financial Control             Class
                                     Vernon Hills, IL 60061-1826

                                     Hartford Life & Annuity                          29.43%
                                     Separate Account                            of Initial
                                     PO Box 2999                                      Class
                                     Hartford, CT 06104-2999

                                     Hartford Life Ins Co Separate Account             9.70%
                                     PO Box 2999                                 of Initial
                                     Hartford, CT 06104-2999                          Class

                                     Transamerica Life Insurance Co.                  45.42%
                                     Attn: FMG Accounting MS 4410                of Service
                                     4333 Edgewood Rd. NE                             Class
                                     Cedar Rapids, IA 52499-0001

                                     Guardian Insurance & Annuity Co.                 53.88%
                                     Equity Accounting 3-S                       of Service
                                     3900 Burgess Place                               Class
                                     Bethlehem, PA 18071-9097

     Research International Series   Hartford Life & Annuity Separate Account         79.20%
                                     PO Box 2999                                 of Initial
                                     Hartford, CT 06104-2999                          Class

                                     Hartford Life Ins Co Separate Account            15.14%
                                     PO Box 2999                                 of Initial
                                     Hartford, CT 06104-2999                          Class

                                     The Union Central Life Insurance Co               5.17%
                                     1876 Waycross Rd                            of Initial
                                     Cincinnati, OH 45240-2899                        Class

                                     Security Benefit Life Insurance Co               48.66%
                                     FBO SBL Variflex Q Navisys                  of Service
                                     One Security Benefit Place                       Class
                                     Topeka, KS 66636-0001

                                     Security Benefit Life Insurance Co               15.35%
                                     FBO SBL Variflex Signature Navisys          of Service
                                     c/o Variable Annuity Dept                        Class
                                     One Security Benefit Place
                                     Topeka, KS 66636-0001

                                     Security Benefit Life Insurance Co                9.09%
                                     FBO Unbundled                               of Service
                                     c/o Variable Annuity Dept                        Class
                                     One Security Benefit Place
                                     Topeka, KS 66636-0001

                                     Security Benefit Life Insurance Co                8.34%
                                     FBO Variable Flex NQ Navisys                of Service
                                     One Security Benefit Place                       Class
                                     Topeka, KS 66636-0001

                                     Security Benefit Life Insurance Co                7.21%
                                     FBO Variflex LS Navisys                     of Service
                                     c/o Variable Annuity Dept                        Class
                                     One Security Benefit Place
                                     Topeka, KS 66636-0001

     Strategic                       Ameritas Life Insurance Company                  43.22%
     Income Series                   Separate Account VA-2 (Annuity)             of Initial
                                     Attn: Giang Nguyen                               Class
                                     5900 O Street
                                     Lincoln, NE 68510-2252

                                     United of Omaha                                  15.17%
                                     Life Insurance Company                      of Initial
                                     Attn: Product Accounting                         Class
                                     Reporting 11 Fl
                                     Mutual of Omaha Plaza
                                     Omaha, NE 68175-0001

                                     ING Life Insurance & Annuity Co                  8.34%
                                     Central Valuation TN41                     of Initial
                                     151 Farmington Ave RTAN                         Class
                                     Hartford, CT 06156-001

                                     Ameritas Life Insurance Company                   7.83%
                                     Separate Account V (Life)                   of Initial
                                     Attn: Giang Nguyen                               Class
                                     5900 O Street
                                     Lincoln, NE 68510-2252

                                     CUNA Mutual Life Insurance Co                     9.50%
                                     Variable Annuity Account                    of Initial
                                     Attn Fund Accounting                             Class
                                     2000 Heritage Way
                                     Waverly IA 50677-9208

                                     Guardian Insurance & Annuity Co. Inc.            27.53%
                                     A/C Guardian Sep A/C F                      of Service
                                     Attn: Paul Iannelli 3-S                          Class
                                     3900 Burgess Pl
                                     Bethlehem, PA 18017-9097

                                                                                      58.86%
                                     Guardian Insurance & Annuity Co             of Service
                                     Attn: Paul Iannelli                              Class
                                     Equity Accounting 3-S
                                     3900 Burgess Place
                                     Bethlehem, PA 18017-9907

                                                                                  APPROXIMATE
                                                                                     % OF
                                                 NAME AND ADDRESS                 OUTSTANDING
                 SERIES                           OF SHAREHOLDER                 SHARES OWNED
     ------------------------------  -----------------------------------------  ---------------
                                     GE Capital Life Assurance Co of NY               10.28%
                                     5610 W Broad St                             of Service
                                     Richmond, VA 23230-1702                          Class

     Total                           Hartford Life & Annuity Insurance                57.66%
     Return Series                   C/O Separate Account Seven                  of Initial
                                     Attn: David Ten Broeck                           Class
                                     200 Hopmeadow Street
                                     Simsbury, CT 06089-9793

                                     ING Life Insurance & Annuity Co                     --%
                                     Central Valuation TN41                      of Initial
                                     151 Farmington Ave RTAN                          Class
                                     Hartford, CT 06156-001

                                     Hartford Life Insurance Company                  15.02%
                                     Separate Account Seven                         Initial
                                     Attn: David Ten Broek                            Class
                                     200 Hopmeadow Street
                                     Weatogue, CT 06089-9793

                                     Lincoln Life Account M-LVUL DB                   28.97%
                                     Lincoln Life Mut FD                         of Service
                                     ADMN Area 6H-02 1300 S Clinton St.               Class
                                     Fort Wayne, IN 46802-3518

                                     Ohio National                                    10.24%
                                     Life Insurance Co                           of Service
                                     FBO Separate Accounts                            Class
                                     1 Financial Way
                                     Cincinnati, OH 45242-5851

                                     Protective Variable Annuity                       5.24%
                                     2801 Highway 280 S.                         of Service
                                     Birmingham, AL 35202-2606                        Class

                                     IDS Life Insurance Company                       10.07%
                                     222 AXP Financial Ctr                       of Service
                                     Minneapolis, MN 55474-0002                       Class

                                     American Enterprise Life Insur Corp               9.13%
                                     125 AXP Financial Center                    of Service
                                     Minneapolis, MN 55474-0001                       Class

                                     Transamerica Life Insurance Co                    8.61%
                                     4333 Edgewood Rd NE                         of Service
                                     Attn: FMG Accounting                             Class
                                     MS 4410
                                     Cedar Rapids, IA 52499-0001

     Utilities Series                Lincoln Life Account M, LVUL-DB                  51.05%
                                     Mutual FD Admin Area 6-H02                  of Initial
                                     1300 S Clinton St.                               Class
                                     Fort Wayne, IN 46802-3506

                                     Ameritas Life Insurance Company                  10.20%
                                     Separate Account VA-2 (Annuity)             of Initial
                                     5900 O Street                                    Class
                                     Lincoln, NE 68510-2252

                                     Jefferson Pilot Financial Ins. Co                 6.35%
                                     Separate Account A                          of Initial
                                     Attn: T. McCarthy                                Class
                                     1 Granite Pl
                                     Concord, NH 03301-3258

                                     Kansas City Life Insurance Company                5.12%
                                     Variable Annuity                            of Initial
                                     P.O. Box 219139                                  Class
                                     Kansas City, MO 64121-9139

                                     IDS Life Insurance Company                       28.20%
                                     Rava Select 4UT                             of Service
                                     222 AXP Financial Center                         Class
                                     Minneapolis MN 55474-0002

                                     New York Life Insurance and                      41.66%
                                     Annuity Corporation (NYLIAC)                of Service
                                     Attn Ashesh Upadhyay                             Class
                                     169 Lackawanna Ave
                                     Parsippany NJ 07054-1007

                                     Lincoln Life Account M, LVUL-DB                  13.48%
                                     Lincoln Life Mut Fd Admin Area BH-02        of Service
                                     1300 S Clinton St                                Class
                                     Fort Wayne IN 46802-3518

                                     GE Life Annuity Assurance Company                 7.75%
                                     Attn Variable Accounting                    of Service
                                     5610 W Broad St                                  Class
                                     Richmond VA 23230-1702

     Value Series                    Hartford Life & Annuity                          66.40%
                                     Separate Account                            of Initial
                                     Attn David Ten Broeck                            Class
                                     200 Hopmeadow St.
                                     Simsbury, CT 06089-9793

                                     Prudential Tol 1 Alabama Power                   10.41%
                                     290 W Mount Pleasant Ave                    of Initial
                                     Livingston, NJ 07039-2747                        Class

                                     Hartford Life Insurance Co                       16.87%
                                     Separate Account                            of Initial
                                     Attn David Ten Broeck                            Class
                                     200 Hopmeadow St.
                                     Simsbury, CT 06089-9793

                                     Lincoln Benefit Life                              8.11%
                                     Variable Life                               of Service
                                     Allstate Life Insurance Co                       Class
                                     Attn Accounting COE
                                     844 Lakeview Parkway
                                     Vernon Hills, IL 60061-1826

                                     Nationwide Insurance Co NWVA7                    12.52%
                                     C/O IPO Portfolio Accounting                of Service
                                     PO Box 182029                                    Class
                                     Columbus, OH 43218-2029

                                     Nationwide Insurance Co NWVA9                     5.99%
                                     C/O IPO Portfolio Accounting                of Service
                                     PO Box 182029                                    Class
                                     Columbus, OH 43218-2029

                                     Minnesota Life                                   23.88%
                                     400 Robert Street N# A6-5216                of Service
                                     Saint Paul, MN 55101-2015                        Class

                                     Nationwide Insurance Company NWVAII              46.93%
                                     c/o IPO Portfolio Accounting                of Service
                                     P.O. Box 182029                                  Class
                                     Columbus, OH 43218-2029

TRUSTEE COMPENSATION AND COMMITTEES


     The Trust pays the non-interested Trustees and the Trustees who are not officers of the Trust an annual fee plus a fee for each meeting attended. In addition, the Trustees are reimbursed for their out-of pocket expenses.


     The table below provides the total Trustee fees that the members of the Board received from the MFS Fund complex during that calendar year.

     TRUSTEE COMPENSATION TABLE


                                             TOTAL TRUSTEE
                                               FEES FROM
     NAME OF TRUSTEE                      THE FUND COMPLEX(1)
     ----------------                     -------------------
     INTERESTED TRUSTEES(2)
     Robert J. Manning                            N/A
     Robert C. Pozen                              N/A

     NON-INTERESTED TRUSTEES
     Robert E. Butler(3)                          N/A
     Lawrence H. Cohn, M.D.                   192,518
     David H. Gunning                         204,768
     William R. Gutow                         192,518
     Michael Hegarty                          188,304
     J. Atwood Ives                           275,518
     Amy B. Lane(4)                           215,518
     Lawrence T. Perera                       203,304
     J. Dale Sherratt                         221,143
     Elaine R. Smith(4)                        47,334
     Laurie J. Thomsen(5)                     187,787
     Robert W. Uek(3)                             N/A


----------

     (1) Information is provided for calendar year 2005. Each Trustee receiving compensation served as Trustee of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005 of approximately $94 billion).
     (2) Messrs. Manning and Pozen became Trustees of the Trust on March 23, 2005. Prior to March 23, 2005, Messrs. Manning and Pozen served as Trustees of the Trust from February 24, 2004 to December 15, 2004, and Advisory Trustees from December 16, 2004 to March 23, 2005 and did not receive any compensation from the Trust in either capacity.
     (3)  Messrs. Butler and Uek became Trustees of the Trust on January 1,
          2006.
     (4) Ms. Smith retired as a Trustee of the Trust on March 23, 2005 and Ms. Lane retired as a Trustee of the Trust on February 22, 2006.
     (5) Ms. Thomsen became a Trustee of the Trust on March 23, 2005. From December 16, 2004 until March 22, 2005, Ms. Thomsen was an Advisory Trustee of the Trust and as such received compensation from the Trust for that period. This compensation is included in the amount stated in the table for the period covered by the table, if applicable.

TRUSTEE FEES FROM EACH SERIES(1)



                                                                                   COHN
     Capital Opportunities Series                                               $    504
     Emerging Growth Series                                                        1,686
     Global Equity Series                                                            126
     High Income Series                                                            1,010
     Investors Growth Stock Series                                                 1,010
     Investors Trust Series                                                        1,682
     Mid Cap Growth Series                                                         1,006
     Money Market Series                                                             125
     New Discovery Series                                                          1,684
     Research Series                                                               1,008
     Research Bond Series                                                            126
     Research International Series(2)                                                  0
     Strategic Income Series                                                         126
     Total Return Series                                                           4,440
     Utilities Series                                                              1,680
     Value Series                                                                    503

                                                                  GUNNING         GUTOW
     Capital Opportunities Series                               $    528        $    504
     Emerging Growth Series                                        1,802           1,686
     Global Equity Series                                            130             126
     High Income Series                                            1,068           1,010
     Investors Growth Stock Series                                 1,075           1,010
     Investors Trust Series                                        1,778           1,682
     Mid Cap Growth Series                                         1,042           1,006
     Money Market Series                                             125             125
     New Discovery Series                                          1,787           1,684
     Research Series                                               1,054           1,008
     Research Bond Series                                            131             126
     Research International Series(2)                                  0               0
     Strategic Income Series                                         131             126
     Total Return Series                                           4,808           4,400
     Utilities Series                                              1,758           1,680
     Value Series                                                    519             503

                                                   HEGARTY         IVES            LANE
     Capital Opportunities Series                $    493       $    664        $    548
     Emerging Growth Series                         1,649          2,469           1,903
     Global Equity Series                             123            155             134
     High Income Series                               987          1,404           1,119
     Investors Growth Stock Series                    988          1,446           1,131
     Investors Trust Series                         1,645          2,325           1,861
     Mid Cap Growth Series                            984          1,252           1,074
     Money Market Series                              122            128             126
     New Discovery Series                           1,647          2,380           1,877
     Research Series                                  985          1,325           1,095
     Research Bond Series                             123            158             135
     Research International Series(2)                   0              0               0
     Strategic Income Series                          123            161             135
     Total Return Series                            4,303          7,162           5,165
     Utilities Series                               1,643          2,207           1,826
     Value Series                                     491            611             533

                                                                  MANNING       PERERA
     Capital Opportunities Series                                   N/A        $    522
     Emerging Growth Series                                         N/A           1,790
     Global Equity Series                                           N/A             128
     High Income Series                                             N/A           1,059
     Investors Growth Stock Series                                  N/A           1,067
     Investors Trust Series                                         N/A           1,762
     Mid Cap Growth Series                                          N/A           1,028
     Money Market Series                                            N/A             123
     New Discovery Series                                           N/A           1,773
     Research Series                                                N/A           1,043
     Research Bond Series                                           N/A             129
     Research International Series(2)                               N/A               0
     Strategic Income Series                                        N/A             129
     Total Return Series                                            N/A           4,802
     Utilities Series                                               N/A           1,738
     Value Series                                                   N/A             511

                                                                   POZEN        SHERRATT
     Capital Opportunities Series                                   N/A        $    559
     Emerging Growth Series                                         N/A           1,956
     Global Equity Series                                           N/A             136
     High Income Series                                             N/A           1,146
     Investors Growth Stock Series                                  N/A           1,161
     Investors Trust Series                                         N/A           1,904
     Mid Cap Growth Series                                          N/A           1,091
     Money Market Series                                            N/A             126
     New Discovery Series                                           N/A           1,924
     Research Series                                                N/A           1,117
     Research Bond Series                                           N/A             137
     Research International Series(2)                               N/A               0
     Strategic Income Series                                        N/A             138
     Total Return Series                                            N/A           5,352
     Utilities Series                                               N/A           1,862
     Value Series                                                   N/A             540

                                                                E. SMITH        THOMSEN
     Capital Opportunities Series                               $    120        $   486
     Emerging Growth Series                                          415          1,650
     Global Equity Series                                             29            120
     High Income Series                                              245            981
     Investors Growth Stock Series                                   247            986
     Investors Trust Series                                          407          1,633
     Mid Cap Growth Series                                           236            963
     Money Market Series                                              28            117
     New Discovery Series                                            410          1,640
     Research Series                                                 240            971
     Research Bond Series                                             30            121
     Research International Series(2)                                  0              0
     Strategic Income Series                                          30            121
     Total Return Series                                           1,120          4,377
     Utilities Series                                                401          1,619
     Value Series                                                    117            480


----------

     (1)  For the fiscal year ended December 31, 2005.
     (2)  The Research International Series was newly offered on May 1, 2005.


     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     INVESTMENT ADVISER

     The Trust has retained MFS as the investment adviser for each Series.

     MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect subsidiary of Sun Life Financial, Inc. (an insurance company).

     MFS votes proxies on behalf of the Series pursuant to the proxy voting policies described in Appendix G to this SAI. Information regarding how each Series voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting MFS.COM and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.


     PORTFOLIO MANAGERS


     Information regarding the Series' portfolio manager(s), including other accounts managed, compensation, ownership of Series shares and possible conflicts of interest, is set forth in Appendix I to this SAI.

     INVESTMENT ADVISORY AGREEMENT

     The Adviser manages each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Series in the Trust. Under the Advisory Agreement, the Adviser provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Series. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under Expense Summary.


     For the Trust's fiscal years ended December 31, 2005, 2004 and 2003, respectively, MFS received the following aggregate fees in whole or in part, for the same periods:

     For the fiscal year ended December 31, 2005:



                                                                             AMOUNT
                                                            MANAGEMENT FEE   WAIVED
     SERIES                                                  PAID TO MFS     BY MFS
     ------                                                 --------------   -------
     Capital Opportunities Series                            $  1,209,381    $    0
     Emerging Growth Series                                     5,926,336         0
     Global Equity Series                                         339,067         0
     High Income Series                                         2,859,172         0
     Investors Growth Stock Series                              3,469,085         0
     Investors Trust Series                                     5,560,439         0
     Mid Cap Growth Series                                      1,882,611         0
     Money Market Series                                           11,986         0
     New Discovery Series                                       6,114,461         0
     Research Series                                            2,365,060         0
     Research Bond Series(1)                                      211,159    27,877
     Research International Series(2)                              26,316         0
     Strategic Income Series                                      287,565         0
     Total Return Series                                       24,397,903         0
     Utilities Series                                           6,121,834         0
     Value Series                                               1,199,896         0

     For the fiscal year ended December 31, 2004:


                                                                              AMOUNT
                                                            MANAGEMENT FEE    WAIVED
     SERIES                                                  PAID TO MFS      BY MFS
     ------                                                 --------------    -------
     Capital Opportunities Series                            $  1,259,697     $   0
     Emerging Growth Series                                     6,345,060         0
     Global Equity Series                                         236,732         0
     High Income Series                                         2,927,310         0
     Investors Growth Stock Series                              3,263,250         0
     Investors Trust Series                                     4,552,772         0
     Mid Cap Growth Series                                      1,808,067         0
     Money Market Series                                           20,138         0
     New Discovery Series                                       6,126,101         0
     Research Series                                            2,566,648         0
     Research Bond Series(1)                                      202,982         0
     Research International Series(2)                                 N/A       N/A
     Strategic Income Series                                      296,958         0
     Total Return Series                                       19,187,557         0
     Utilities Series                                           3,068,863         0
     Value Series                                                 616,218         0


     For the fiscal year ended December 31, 2003:


                                                                              AMOUNT
                                                            MANAGEMENT FEE    WAIVED
     SERIES                                                  PAID TO MFS      BY MFS
     ------                                                 --------------   --------
     Capital Opportunities Series                           $     979,812     $   0
     Emerging Growth Series                                     6,036,658         0
     Global Equity Series                                         119,455         0
     High Income Series                                         1,864,317         0
     Investors Growth Stock Series                              2,341,777         0
     Investors Trust Series                                     3,544,089         0
     Mid Cap Growth Series                                        942,813         0
     Money Market Series                                           59,176         0
     New Discovery Series                                       4,136,738         0
     Research Series                                            3,433,883         0
     Research Bond Series(1)                                      217,223         0
     Research International Series(2)                                 N/A       N/A
     Strategic Income Series                                      334,845         0
     Total Return Series                                       12,333,557         0
     Utilities Series                                           1,993,229         0
     Value Series                                                 197,572         0


----------

     (1)  Research Bond Series was formerly Bond Series prior to May 1, 2005.
     (2)  The Research International Series was newly offered on May 1, 2005.


     The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Series' investments and effecting its portfolio transactions.

     The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of a Series (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Series; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Series' custodian for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Series; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Series is a party or otherwise may have an exposure, and the legal obligation which the Series may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Series and the preparation, printing and mailing of prospectuses for such purposes are borne by the Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

     The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the applicable Series' shares (as defined in "Investment Restrictions" in this SAI), and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Series' shares (as defined in "Investment Restrictions" in this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Series in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Series in the Trust.

     The Advisory Agreement grants to the Trust and each Series a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to a Series, the Series will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

     The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Series, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

     The Adviser is free to render investment and/or other services to others, but the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Whenever a Series and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause a Series to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Series' investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.

     ADMINISTRATOR

     MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Series. Under a Master Administrative Services Agreement between the Series and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Series. Each Series is allocated a portion of these administrative costs based on its size and relative average net assets.


     Effective April 1, 2006, each Series pays MFS an administrative fee of $17,500 annually (regardless of the size of the Series) plus up to the following annual percentage rates of the Series' average daily net assets:



     First $50 million                                       0.0000%
     Next $700 million                                       0.0190%
     Next $750 million                                       0.0175%
     Next $1 billion                                         0.0165%
     Next $1.5 billion                                       0.0120%
     In excess of $4 billion                                 0.0000%



     For the years ended December 31, 2005, 2004, and 2003, MFS received fees under the Administrative Services Agreement, from each Series, as follows:



                                                                   ADMINISTRATIVE FEE
                                                                       PAID TO MFS
                                                        -----------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
     SERIES                                                2005            2004            2003
     Capital Opportunities Series                       $   24,090      $   15,251      $  11,507
     Emerging Growth Series                                 97,600          78,857         75,677
     Global Equity Series                                    8,996           1,927            927
     High Income Series                                     50,265          34,550         19,613
     Investors Growth Stock Series                          59,180          38,963         26,597
     Investors Trust Series                                 91,352          53,282         43,274
     Mid Cap Growth Series                                  34,386          21,336          8,964
     Money Market Series                                     5,285             404          1,508
     New Discovery Series                                   84,536          61,697         36,983
     Research Series                                        42,263          31,893         46,080
     Research Bond Series                                    9,564           3,088          3,489
     Research International Series(1)                        5,285             N/A            N/A
     Strategic Income Series                                 9,518           3,793          4,395
     Total Return Series                                   350,050         210,317        139,687
     Utilities Series                                       97,081          34,083         23,222
     Value Series                                           23,386           6,521          1,541


----------

     (1)  The Research International Series was newly offered on May 1, 2005.


     CUSTODIAN

     State Street Bank and Trust Company, with a place of business at 225 Franklin Street, Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Series. The Custodian's responsibilities include safekeeping and controlling each Series' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on a Series' investments, maintaining books of original entry for portfolio and series accounting and other required books and accounts serving as the Series' foreign custody manager, providing reports on foreign securities depositaries and with respect to State Street Bank and Trust Company calculating the daily net asset value of shares of the Series. The Custodian does not determine the investment policies of the Series or decide which securities the Series will buy or sell. Each Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. State Street Bank and Trust Company serves as the dividend and distribution disbursing agent of the Series.

     SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. (the "Shareholder Servicing Agent" or "MFSC"), a wholly owned subsidiary of MFS and a registered transfer agent, is each Series' shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust on behalf of the Series, dated as of April 14, 1994 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of shares of the Series. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets at an effective annual rate of 0.035%. In addition, the Shareholder Servicing Agent will be reimbursed by a Series for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Series. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Series.


                                                               SHAREHOLDER SERVICING
                                                                    AGENT FEES(1)
                                                    ------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
     SERIES                                            2005            2004            2003
     Capital Opportunities Series                  $    56,447      $   58,783      $   45,722
     Emerging Growth Series                            276,562         296,103         281,711
     Global Equity Series                               11,920           8,466           4,175
     High Income Series                                133,428         136,879          87,134
     Investors Growth Stock Series                     160,997         152,285         109,283
     Investors Trust Series                            259,487         213,112         165,405
     Mid Cap Growth Series                              87,855          84,376          44,436
     Money Market Series                                   839           1,415           4,154
     New Discovery Series                              237,782         238,237         161,191
     Research Series                                   110,369         119,777         160,248
     Research Bond Series                               13,979          11,942          12,671
     Research International Series(2)                    1,024             N/A             N/A
     Strategic Income Series                            13,419          14,078          15,624
     Total Return Series                             1,146,197         896,145         575,566
     Utilities Series                                  285,686         143,214          93,017
     Value Series                                       56,195          28,695           9,167


----------
     (1) In addition to the fees disclosed, each Series paid certain out-of-pocket expenses incurred by MFSC.

     (2)  The Research International Series was newly offered on May 1, 2005.

     DISTRIBUTOR

     MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Trust pursuant to a Distribution Agreement dated as of April 14, 1994 (the "Distribution Agreement").

     As agent, MFD currently offers shares of each Series on a continuous basis. The Distribution Agreement provides that MFD accepts orders for shares at net asset value as no sales commission or load is charged. MFD has made no firm commitment to acquire shares of any Series.

     The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

     CODES OF ETHICS

     The Trust and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Series. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     Washington, D.C. 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

VI   DISTRIBUTION

     RULE 12b-1 PLAN

     The Trustees have adopted a Distribution Plan for the Service Class shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Trust and its shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Series with Service Class shares. Such an increase may reduce the expense ratio to the extent the Series' fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Series required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Series will increase or not be reduced, or that the other benefits referred to above will be realized.

     Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Service Class.

     The Distribution Plan provides that each Series may pay MFD a distribution fee based on the average daily net assets attributable to the Service Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its Distribution Agreement with the Trust. MFD pays commissions to financial intermediaries (including Participating Insurance Companies, Plan Sponsors and certain of their affiliates (collectively, "Record Owners")) as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its Distribution Agreement with the Trust, the Trust is not liable to MFD for any losses MFD may incur in performing services under the Distribution Agreement with the Trust.

     The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annual by vote of both the Trustees and a majority of the Trustees are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Trust shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Series' Service Class shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Series, Service Class shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

     MFD also may make additional payments to Record Owners out of its own assets under the categories described below. These categories are not mutually exclusive, and a single Record Owner may receive payments under both categories.

     MARKETING AND ADMINISTRATIVE SUPPORT PAYMENTS

     MFD may make payments out of its own assets to certain Record Owners of one or more of the Series for marketing support and for administrative services. MFD may make these payments in addition to any payments described above, including:

     - shareholder servicing payments; these are paid from the assets of the Series as reimbursement to the Shareholder Servicing Agent for expenses it incurs on behalf of the Series (see "Management of the Trust -- Shareholder Servicing Agent"), and

     - Rule 12b-1 payments by MFD to Record Owners under the Distribution Plan (see "Distribution -- Rule 12b-1 Plan")

     These payments may provide additional incentives to Record Owners to actively promote the Series or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a Record Owner or their representatives may have a financial incentive to recommend a particular series over other series or a particular share class over other share classes. Record Owners that market a Series may also act as a broker or dealer in connection with a Series' purchase or sale of portfolio securities. However, the Trust and MFS do not consider a Record Owner's purchases of shares of a Series as a factor when choosing brokers or dealers to effect portfolio transactions for the Series. Contract holders or Plan participants (collectively, "Beneficial Owners") should ask their Record Owner for information about any payments it receives from MFD and any services it provides. Record Owners may categorize or disclose these payments or services differently than MFD. References to Record Owners may include their affiliates.

     Payments to Record Owners for marketing support and/or administrative services may include one or more of the following opportunities: to participate in the Record Owner's distribution network; business planning assistance; educating Record Owner personnel about the Series; assisting with Beneficial Owners' financial planning; access to sales meetings, sales representatives and management representatives of the Record Owner; maintaining separate records reflecting the shares purchased and redeemed and share balances by Beneficial Owners; maintaining a single master account with the Trust's transfer agent on behalf of Beneficial Owners; disbursing or crediting all proceeds of redemptions of shares of a Series and all dividends and other distributions not reinvested in shares of a Series; preparing and transmitting to Beneficial Owners periodic account statements and the dividends and other distributions paid to Beneficial Owners during the statement period, as well as other statements required by law; transmitting to the Trust's transfer agent purchase, exchange and redemption orders on behalf of Beneficial Owners in accordance with specified procedures, and providing to the Trust, MFD or any of their designated agents such periodic reports as will be reasonably requested to enable any of the Series and MFD to comply with state registration requirements.

     MFD compensates Record Owners differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the Record Owner.


     As of March 30, 2006, the Record Owners expected to receive marketing and administrative support payments are:

     Aegon

     Allmerica Financial
     Allstate Financial
     American Enterprise Life Company
     American Franklin
     American General
     American National
     Ameritas Variable Life Insurance Company

     AXA Financial (includes MONY)
     Citicorp Insurance Group (Travelers)

     Connecticut General Life
     CUNA
     First Variable Life Insurance
     GE Capital
     Glenbrook Life and Annuity Company
     Guardian

     Hartford
     ING (Aetna)

     Jefferson Pilot Life Insurance Company

     John Hancock  (Manulife)

     Kansas City Life Insurance
     Liberty Life Assurance Company
     Lincoln Benefit Life
     Lincoln National Life Insurance

     MassMutual Life Insurance Company

     Merrill Lynch Insurance Group
     Metlife Investors Insurance Company
     Midland National Life
     Minnesota Life
     Nationwide
     New York Life
     Ohio National

     Principal Life

     Protective Life Insurance Company
     Prudential Life insurance Company
     Sage Assurance
     SunLife (includes Keyport)
     Touchstone Securities

     Transamerica Occidental Life

     Union Central Life Insurance Company
     United Investors Life
     United Life Insurance & Annuity Company
     United of Omaha Life Insurance Company (includes Security Benefit)


     Any additions, modifications or deletions to the Record Owners identified above that have occurred since March 30, 2006 are not reflected.


     In the case of any one Record Owner, marketing and administrative support payments generally will not exceed 0.25% of the total assets of these Series attributable to that Record Owner, on an annual basis. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Marketing and administrative support payments made under existing agreements with Hartford Life & Annuity Insurance Company ("Hartford") and Prudential Life Insurance Company of America ("Prudential") are not subject to the above restrictions, but will not exceed the following percentage of the average total net assets of the Series attributable to Contracts issued by such Record Owners, on an annual basis: 0.40% in the case of Hartford and 0.30% in the case of Prudential.

     OTHER PAYMENTS

     From time to time, MFD, at its expense, may make additional payments to Record Owners that sell or arrange for the sale of shares of the Series. Such payments by MFD may include payment or reimbursement to, or on behalf of, Record Owners for costs associated with the purchase of products or services used in connection with sales and marketing, printing and mailing of series documents, reports and marketing materials, as well as conferences or seminars, sales or training programs for invited employees and other personnel, client and investor events and other Record Owner-sponsored events, and travel expenses, including lodging incurred by employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal securities or state laws or any self-regulatory agency, such as the National Association of Securities Dealers. MFD makes payments for events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Series are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

     In connection with the selection of broker dealers and the placing of Series portfolio transactions, the Adviser seeks to achieve for the Series the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

     In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Series.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Series to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Series in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Series and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Series. The Adviser may use brokerage commissions from the Series' portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

     The advisory fee paid by the Series to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Series' portfolio transactions are used to obtain Research, the brokerage commissions paid by the Series might exceed those that might otherwise be paid.

     The Research received may be useful and of value to the Adviser in serving both the Series and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Series effects securities transactions may be used by the Adviser in connection with the Series. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

     From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Series has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non- binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

     If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.


     The Series have an expense offset arrangement that reduces the Series' custodian fees based upon the amount of cash maintained by the Series with their custodian and dividend disbursing agent, State Street Bank and Trust Company.


     In effecting portfolio transactions on behalf of the Series and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     In certain instances there may be securities which are suitable for the Series' portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Series and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Series is concerned. In other cases, however, the Adviser believes that the Series' ability to participate in volume transactions will produce better executions for the Series.

BROKERAGE COMMISSIONS


     The following brokerage commissions were paid by certain Series for the fiscal years ended December 31, 2005, 2004 and 2003:



                                                                   BROKERAGE COMMISSIONS
                                                                       PAID BY SERIES
                                                       --------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
     SERIES                                                2005            2004            2003
     Capital Opportunities Series                      $    335,542     $   394,193    $    300,453
     Emerging Growth Series                               1,771,436       2,591,296       2,709,379
     Global Equity Series                                    48,545          33,960          25,225
     High Income Series                                       6,893          12,384           1,539
     Investors Growth Stock Series                        1,213,823       1,477,315       2,364,059
     Investors Trust Series                                 711,693       1,292,982       1,179,539



                                                                   BROKERAGE COMMISSIONS
                                                                       PAID BY SERIES
                                                       --------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
     SERIES                                                2005             2004           2003
     Mid Cap Growth Series                             $    490,673    $    690,277    $    469,666
     Money Market Series                                        N/A             N/A             N/A
     New Discovery Series                                 4,429,775       3,883,283       2,340,531
     Research Series                                        605,819       1,213,030       1,804,864
     Research Bond Series                                         0             N/A             N/A
     Research International Series(1)                        15,316             N/A             N/A
     Strategic Income Series                                    118              69             N/A
     Total Return Series                                  2,395,431       3,300,663       1,995,686
     Utilities Series                                     2,200,691       1,438,618       1,333,734
     Value Series                                            87,405          92,007          61,817


----------

     (1)  The Research International Series was newly offered on May 1, 2005.


SECURITIES ISSUED BY REGULAR BROKER-DEALERS


     During the fiscal year December 31, 2005, certain Series purchased securities issued by the following regular broker-dealer of such Series, which had the following value as of December 31, 2005:



                                                                        VALUE OF SECURITIES
                                                                               AS OF
                            SERIES/BROKER-DEALER                         DECEMBER 31, 2005
     ----------------------------------------------------------------------------------------
     Capital Opportunities          J.P. Morgan Chase & Co.                $   3,249,420
       Series                       Morgan Stanley                             6,874,000
                                    Bank of America Corp.                      2,382,540

     Emerging Growth                Goldman Sachs Group, Inc.              $   7,953,779
       Series                       Lehman Brothers Holdings, Inc.             2,228,876
                                    Morgan Stanley                            20,328,000

     Global Equity Series           Citigroup, Inc.                        $     171,796
                                    Goldman Sachs Group, Inc.                    535,105

     High Income Series             Morgan Stanley                         $  23,474,000

     Investors Growth               Merrill Lynch & Co., Inc.              $   1,357,987
      Stock Series                  Morgan Stanley Dean Witter & Co.          30,542,894

     Investors Trust                Bank of America Corp.                  $  16,343,100
       Series                       J.P. Morgan Chase & Co.                   14,547,973
                                    Goldman Sachs Group, Inc.                 13,400,610
                                    Lehman Brothers Holdings, Inc.             8,411,797

     Money Market                   Morgan Stanley                         $     143,000
       Series                       UBS AG                                        87,545
                                    Citigroup, Inc.                               86,515
                                    Bank of America Corp.                         78,552

     Research Series                J.P. Morgan Chase & Co.                $   3,978,923
                                    Goldman Sachs Group, Inc.                  4,118,648
                                    Lehman Brothers Holdings, Inc.             4,510,302
                                    Bank of America Corp.                      7,163,403

                                                                        VALUE OF SECURITIES
                                                                               AS OF
                            SERIES/BROKER-DEALER                         DECEMBER 31, 2005
     ----------------------------------------------------------------------------------------
     Research Bond                  Morgan Stanley                         $     609,451
       Series                       Citigroup, Inc.                              281,128
                                    J.P. Morgan Chase & Co.                      473,243
                                    Lehman Brothers Holdings Inc.                287,146
                                    Bank of America Corp.                        492,269
                                    Credit Suisse Group                          133,964
                                                                           $     112,789

     Research                       UBS AG
       International
       Series

     Strategic Income               Credit Suisse Group                    $     101,218
       Series                       Lehman Brothers Holdings, Inc.               473,017
                                    Morgan Stanley                               418,814

     Total Return Series            Bank of America Corp.                  $  98,320,673
                                    Goldman Sachs Group, Inc.                 78,614,467
                                    J.P. Morgan Chase & Co.                   64,183,970
                                    Citigroup, Inc.                           54,512,109
                                    Merrill Lynch & Co., Inc.                 27,808,368
                                    Lehman Brothers Holdings, Inc.            17,872,166
                                    Morgan Stanley                            14,757,651
                                    UBS AG                                     6,349,197
                                    Credit Suisse Group                        3,692,234

     Utilities Series               Goldman Sachs Group, Inc.              $  44,160,000
     Value Series                   Bank of America Corp.                  $   8,063,697
                                    Citigroup, Inc.                            6,628,227
                                    Goldman Sachs Group, Inc.                  5,702,507
                                    Lehman Brothers Holdings, Inc.             1,417,560
                                    Merrill Lynch & Co., Inc.                  1,085,373
                                    UBS AG                                     1,790,838


     TRANSACTIONS WITH RESEARCH FIRMS


     During the last fiscal year ended December 31, 2005, certain Series allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)



                                                                DOLLAR AMOUNT        COMMISSIONS PAID
                                                               OF TRANSACTIONS       ON TRANSACTIONS
     SERIES                                                  WITH RESEARCH FIRMS   WITH RESEARCH FIRMS
     -------------------------------------------------------------------------------------------------
     Capital Opportunities Series                              $   190,341,691         $   274,285
     Emerging Growth Series                                      1,246,449,944           1,569,977
     Global Equity Series                                           26,350,208              41,233
     High Income Series                                              1,440,854               1,991
     Investors Growth Stock Series                                 932,774,964           1,046,485
     Investors Trust Series                                        534,524,671             585,260
     Mid Cap Series                                                349,084,426             441,017
     New Discovery Series                                        1,178,218,264           2,454,899
     Research Series                                               479,860,066             526,747
     Research International Series                                   3,905,092               7,370
     Total Return Series                                         1,473,258,520           2,070,669
     Utilities Series                                            1,352,018,896           2,019,490
     Value Series                                                   27,332,410              28,626


----------
     (1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms

VIII DISCLOSURE OF PORTFOLIO HOLDINGS


     The Series have established a policy governing the disclosure of a Series' portfolio holdings which is designed to protect the confidentiality of the Series' non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Series' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

     Neither MFS nor the Series will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Series portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Series may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine.

     The following information is generally available to you on the MFS website (mfs.com):



                                                     APPROXIMATE DATE
     INFORMATION                                  OF POSTING TO WEB SITE
     -----------                                  ----------------------
     Series' top 10 securities holdings as         14 days after month
     of each month's end                           end
     Series' full securities holdings as           29 days after month
     of each month's end                           end



     Note that the Series or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

     Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Series' portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Series. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Series.

     A Series' portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information,
     (b) the day after the Series makes such information available on its

     Website (assuming that it discloses in its prospectus that such information is available on its Website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Series may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and /or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

     In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Series' shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Series on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Series' Independent Chief Compliance Officer and the Board of Trustees of the Series. MFS also reports to the Board of Trustees of the Series regarding the disclosure of information regarding the Series that is not publicly available.


     Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:


       - Employees of MFS or MFD (collectively "Series representatives") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Series. Full portfolio holdings are disclosed to a Series' custodians, independent registered accounting firm and financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Series' pricing service vendors and broker-dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Series operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Series in the voting of proxies or in connection with litigation relating to Series portfolio holdings. In connection with managing the Series, MFS may use analytical systems provided by third parties who may have access to Series portfolio holdings.


       - Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Series shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

     In addition, subject to such disclosure not being impermissible under applicable law or regulation, Series Representatives may disclose Series portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):


       - Series Representatives may provide oral or written information ("portfolio commentary") about a Series including, but not limited to, how the Series' investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Series performance. Series Representatives may also express their views orally or in writing on one or more of a Series' portfolio holdings or may state that a Series has recently purchased or sold one or more holdings.

       - Series Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Series or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

     The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Series, persons considering investing in the Series, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

     ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Series Representatives may disclose non-public Series portfolio holdings to the recipients identified on APPENDIX H to this SAI, or permit the recipients identified on APPENDIX H to this SAI to have access to non-public Series portfolio holdings, on an on-going basis.

     This list of recipients on APPENDIX H is current as of April 10, 2006, and any additions, modifications or deletions to this list that have occurred since April 10, 2006 are not reflected. The portfolio holdings of the Series which are provided to these recipients, or to which these recipients have access, may be the Series' current portfolio holdings. As a condition to receiving or being provided access to non-public Series portfolio holdings, the recipients listed in Appendix H must agree, or have a duty, to maintain this information in confidence.

IX   TAX STATUS

     Shares of the Series are offered only to the separate accounts of the Participating Insurance Companies that fund Contracts and Plans. See the applicable Contract prospectus for a discussion of the special taxation of those companies with respect to those accounts and of the Contract holders.


     Each Series is treated as a separate corporation under the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Each Series has elected to be, and intends to qualify each taxable year for treatment as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of its gross income, the amount of its distributions and the composition of its portfolio assets. Because each Series intends to distribute all of its net investment income and realized net capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Series will be required to pay any federal income or excise taxes, although a Series that has foreign-source income may be subject to foreign withholding taxes. If any Series failed to qualify for treatment as a "regulated investment company" in any taxable year, then that Series would incur corporate federal income tax upon its taxable income for that year (with no deduction for distributions to shareholders), its distributions would generally be treated as ordinary dividend income to its shareholders and each insurance company separate account invested therein would fail to satisfy the diversification requirements of section 817(h) of the Code (see below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

     Each Series intends to continue to diversify its assets to comply with the requirements of section 817(h) of the Code and the regulations thereunder applicable to insurance company separate accounts. These requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the proportion of each Series' assets that may be represented by any single investment and securities from the same issuer. If a Series failed to comply with these requirements, Contracts that invest in the Series through the Participating Insurance companies' separate accounts would not be treated as annuity, endowment or life insurance contracts under the Code and the contract holders generally will be subject to tax on all taxable distributions from a Series, and on all sales, exchanges or redemptions of interests in the Series.

     Any investment by a Series in zero coupon bonds, deferred interest bonds, PIK bonds (as defined in Appendix A), certain stripped securities and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Series to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Series, it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to it. Under current law, the Series serve to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a Participating Insurance Company or Plan Sponsor could realize UBTI by virtue of its investment in a Series if either: (1) the Series invests in REITs that hold residual interests in REMICs; or (2) shares in the Series constitute debt-financed property in the hands of the Participating Insurance Company or Plan Sponsor within the meaning of Code section 514(b). If a charitable remainder trust (as defined in Code section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

     A Series' transactions in options, Futures Contracts, Forward Contracts (as defined in Appendix A), short sales "against the box" and swaps and related transactions (collectively, "Derivatives") will be subject to special tax rules that may affect the amount, timing and character of Series income and distributions to shareholders. For example, certain positions held by a Series on the last business day of a taxable year will be marked to market (I.E., treated as if closed out) on that day, and any resulting gain or loss, in addition to gains and losses from actual dispositions of similar positions, will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Series that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Series losses, adjustments in the holding periods of Series securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The special rules applicable to Derivatives may cause a Series to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Series it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series. Each Series will limit its activities in Derivatives to the extent necessary to meet the requirements of Subchapter M.

     Special tax considerations apply with respect to foreign investments of a Series. Foreign exchange gains and losses realized by a Series may be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by a Series in "passive foreign investment companies" may be limited in order to avoid a tax on the Series.

     The Series may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause a Series to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Series, a Series may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series.


     Investment income received by a Series from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or exemption from tax on such income; the Series intend to qualify for treaty reduced rates where available. It is impossible, however, to determine a Series' effective rate of foreign tax in advance, since the amount of the Series' assets to be invested within various countries is not known.


     If more than 50% of the total assets of a Series are represented by direct investments in foreign stock and securities at the close of its taxable year, a Series may elect to "pass through" to its shareholders foreign income taxes paid by it. If a Series so elects, shareholders may be required to treat their pro rata portions of the foreign income taxes paid by the Series as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes.

     In addition, a Series's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate a Series's recognition of ordinary income and may affect the timing, amount or character of the Series's distributions. The rules regarding the taxation of the separate accounts of participating insurance companies that fund Contracts and Plans are complex. The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Series. Participating Insurance Companies should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Series.


X    NET INCOME AND DISTRIBUTIONS

     The net income of each series is determined each day during which the New York Stock Exchange is open for trading (a"Business Day"). The New York Stock Exchange is closed on most national holidays and Good Friday.

     MONEY MARKET SERIES

     The net income of the Money Market Series for each Business Day (or, in the case of a weekend or holiday, for the period ending on a Business Day) consists of (i) all interest income accrued on its portfolio assets for that day or period less (ii) all of its accrued expenses for that day or period determined in accordance with generally accepted accounting principles, plus or minus (iii) net realized gains and losses on its assets, if any for that day or period. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

     Since the Money Market Series net income is declared as a dividend each time it is determined, its net asset value per share (I.E., the value of its net assets divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in its account.

     It is expected that the Money Market Series' net income will be positive at the time of each determination thereof. If for any reason the net income determined at any time is negative (I.E., a loss), which could occur, for instance, upon default by an issuer of a portfolio security, the Money Market Series would first offset the negative amount with respect to each shareholder account against the dividends declared during the month with respect to such account. If and to the extent that such negative amount exceeds such declared dividends at the end of a month (or during a month in the case of an account liquidated in its entirety), the Money Market Series could reduce the number of its outstanding shares by treating each shareholder as having contributed to its capital that number of full and fractional shares in the account of such shareholder representing its proportion of such excess. Each shareholder of the Money Market Series is deemed to have agreed to such contribution in these circumstances by its investment in the Series. This procedure would permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share.

     ALL OTHER SERIES

     Each Series other than the Money Market Series intends to distribute to its shareholders at least annually all or substantially all of its net investment income. Such Series' net investment income consists of non-capital gain income less expenses. Such Series also intend to distribute net realized short- and long-term capital gains and net foreign currency gains, if any, at least annually.

XI   DETERMINATION OF NET ASSET VALUE

     NET ASSET VALUE


     The net asset value per share of each Series' shares is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of a Series' liabilities from the value of its assets and dividing the difference by the number of shares of the Series outstanding. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Series' net asset value the next business day after such change.


     MONEY MARKET SERIES


     Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The Money Market Series use of amortized cost is subject to the Series' compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

     The Board of Trustees for the Money Market Series has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

     ALL OTHER SERIES


     Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

     Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

     Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

     Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

     Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

     Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

     Swaps are generally valued at a broker-dealer bid quotation.

     Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

     The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.


XII  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a Series with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

     Each shareholder of a Series is entitled to one vote for each dollar of net asset value (number of shares of the Series owned times net asset value per share) of the Series, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

     Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

     The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

     The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Series if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Series (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

     Under the Declaration of Trust, a Series may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its investable assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

     The Trust is an entity of the type commonly know as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Series without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Series or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The Trust's Declaration of Trust provides that by becoming a shareholder of a Series, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

XIII INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

     Deloitte & Touche LLP is the Series' independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


     The Series' Financial Statements and Financial Highlights for the fiscal year ended December 31, 2005 are incorporated by reference into this SAI from the Series' Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Series' Annual Report accompanies this SAI.

APPENDIX A

             TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND


     The Trustees, Advisory Trustees and officers of the Trust, as of May 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.



                                                                                          PRINCIPAL OCCUPATIONS DURING THE PAST
     NAME, DATE OF BIRTH     POSITION(S) HELD WITH FUND     TRUSTEE/OFFICER SINCE(1)         5 YEARS & OTHER DIRECTORSHIPS(2)
     -------------------     --------------------------     ------------------------      -------------------------------------
     INTERESTED TRUSTEES

     Robert J. Manning(3)            Trustee and           February 2004 (President);   Massachusetts Financial Services Company,
     (born 10/20/63)                  President               March 2005 (Trustee);     Chief Executive Officer, President, Chief
                                                           December 2004 - March 2005   Investment Officer and Director
                                                               (Advisory Trustee);
                                                                   February -
                                                             December 2004 (Trustee)

     Robert C. Pozen(3)                Trustee                March 2005 (Trustee);     Massachusetts Financial Services Company,
     (born 08/08/46)                                       December 2004 - March 2005   Chairman (since February 2004); Harvard Law
                                                               (Advisory Trustee);      School (education), John Olin Visiting
                                                                   February -           Professor (since July 2002); Secretary of
                                                             December 2004 (Trustee)    Economic Affairs, The Commonwealth of
                                                                                        Massachusetts (January 2002 to December
                                                                                        2002); Fidelity Investments, Vice Chairman
                                                                                        (June 2000 to December 2001); Fidelity
                                                                                        Management & Research Company (investment
                                                                                        adviser), President (March 1997 to July
                                                                                        2001); Bell Canada Enterprises
                                                                                        (telecommunications), Director; Medtronic,
                                                                                        Inc. (medical technology), Director; Telesat
                                                                                        (satellite communications), Director

     INDEPENDENT TRUSTEES

     J. Atwood Ives             Trustee and Chair of              February 1992         Private investor; Eastern Enterprises
     (born 05/01/36)                  Trustees                                          (diversified services company), Chairman,
                                                                                        Trustee and Chief Executive Officer (until
                                                                                        November 2000)

     Robert E. Butler(4)               Trustee                    January 2006          Consultant - regulatory and compliance
     (born 11/29/41)                                                                    matters (since July 2002);
                                                                                        PricewaterhouseCoopers LLP (professional
                                                                                        services firm), Partner (November 2000 until
                                                                                        June 2002)

     Lawrence H. Cohn, M.D.            Trustee                     August 1993          Brigham and Women's Hospital, Chief of
     (born 03/11/37)                                                                    Cardiac Surgery; Harvard Medical School,
                                                                                        Professor of Surgery

     David H. Gunning                  Trustee                    January 2004          Cleveland-Cliffs Inc. (mining products and
     (born 05/30/42)                                                                    service provider), Vice Chairman/Director
                                                                                        (since April 2001); Encinitos Ventures
                                                                                        (private investment company), Principal
                                                                                        (1997 to April 2001); Lincoln Electric
                                                                                        Holdings, Inc. (welding equipment
                                                                                        manufacturer), Director


----------
     (1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.

     (2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies ").

     (3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.


     (4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

                                                                                          PRINCIPAL OCCUPATIONS DURING THE PAST
     NAME, DATE OF BIRTH      POSITION(S) HELD WITH FUND  TRUSTEE/OFFICER SINCE(1)          5 YEARS & OTHER DIRECTORSHIPS(2)
     -------------------      --------------------------  ------------------------       -------------------------------------
     William R. Gutow                Trustee                    December 1993           Private investor and real estate consultant;
     (born 09/27/41)                                                                    Capitol Entertainment Management Company
                                                                                        (video franchise), Vice Chairman

     Michael Hegarty                 Trustee                    December 2004           Retired; AXA Financial (financial services
     (born 12/21/44)                                                                    and insurance), Vice Chairman and Chief
                                                                                        Operating Officer (until May 2001); The
                                                                                        Equitable Life Assurance Society
                                                                                        (insurance), President and Chief Operating
                                                                                        Officer (until May 2001)

     Lawrence T. Perera              Trustee                      July 1981             Hemenway & Barnes (attorneys), Partner
     (born 06/23/35)

     J. Dale Sherratt                Trustee                     August 1993            Insight Resources, Inc. (acquisition
     (born 09/23/38)                                                                    planning specialists), President; Wellfleet
                                                                                        Investments (investor in health care
                                                                                        companies), Managing General Partner;
                                                                                        Cambridge Nutraceuticals (professional
                                                                                        nutritional products), Chief Executive
                                                                                        Officer (until May 2001)

     Laurie J. Thomsen               Trustee                March 2005 (Trustee);       Private investor; Prism Venture Partners
     (born 08/05/57)                                      December 2004 - March 2005    (venture capital), Co-founder and General
                                                             (Advisory Trustee)         Partner (until June 2004); St. Paul
                                                                                        Travelers Companies (commercial property
                                                                                        liability insurance), Director

     Robert W. Uek                   Trustee                    January 2006            Retired (since 1999); PricewaterhouseCoopers
     (born 05/18/41)                                                                    LLP (professional services firm), Partner
                                                                                        (until 1999); Consultant to investment
                                                                                        company industry (since 2000); TT
                                                                                        International Funds (mutual fund complex),
                                                                                        Trustee (2000 until 2005); Hillview
                                                                                        Investment Trust II Funds (mutual fund
                                                                                        complex), Trustee (2000 until 2005)

     OFFICERS

     Maria F. Dwyer(3)               President                 November 2005            Massachusetts Financial Services Company,
     (born 12/1/58)                                                                     Executive Vice President and Chief
                                                                                        Regulatory Officer (since March 2004);
                                                                                        Fidelity Management & Research Company, Vice
                                                                                        President (prior to March 2004); Fidelity
                                                                                        Group of Funds, President and Treasurer
                                                                                        (prior to March 2004)

     Tracy Atkinson(3)               Treasurer                 September 2005           Massachusetts Financial Services Company,
     (born 12/30/64)                                                                    Senior Vice President (since September
                                                                                        2004); PricewaterhouseCoopers LLP, Partner
                                                                                        (prior to September 2004)

     Christopher R. Bohane(3)   Assistant Secretary and          July 2005              Massachusetts Financial Services Company,
     (born 01/18/74)               Assistant Clerk                                      Vice President and Senior Counsel (since
                                                                                        April 2003); Kirkpatrick & Lockhart LLP (law
                                                                                        firm), Associate (prior to April 2003);
                                                                                        Nvest Services Company Assistant Vice
                                                                                        President and Associate Counsel (prior to
                                                                                        January 2001)


----------
     (1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.

     (2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies ").

     (3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                                           PRINCIPAL OCCUPATIONS DURING THE PAST
     NAME, DATE OF BIRTH      POSITION(S) HELD WITH FUND  TRUSTEE/OFFICER SINCE(1)           5 YEARS & OTHER DIRECTORSHIPS(2)
     -------------------      --------------------------  ------------------------         -------------------------------------
     Ethan D. Corey(3)          Assistant Secretary and          July 2005              Massachusetts Financial Services Company,
     (born 11/21/63)               Assistant Clerk                                      Special Counsel (since December 2004);
                                                                                        Dechert LLP (law firm), Counsel (prior to
                                                                                        December 2004)

     David L. DiLorenzo(3)        Assistant Treasurer            July 2005              Massachusetts Financial Services Company,
     (born 08/10/68)                                                                    Vice President (since June 2005); JP Morgan
                                                                                        Investor Services, Vice President (January
                                                                                        2001 to June 2005); State Street Bank, Vice
                                                                                        President and Corporate Audit Manager (prior
                                                                                        to January 2001)

     Timothy M. Fagan(3)        Assistant Secretary and        September 2005           Massachusetts Financial Services Company,
     (born 07/10/68)                Assistant Clerk                                     Vice President and Senior Counsel (since
                                                                                        September 2005); John Hancock Advisers, LLC,
                                                                                        Vice President and Chief Compliance Officer
                                                                                        (September 2004 to August 2005), Senior
                                                                                        Attorney (prior to September 2004); John
                                                                                        Hancock Group of Funds, Vice President and
                                                                                        Chief Compliance Officer (September 2004 to
                                                                                        December 2004)

     Mark D. Fischer(3)           Assistant Treasurer            July 2005              Massachusetts Financial Services Company,
     (born 10/27/70)                                                                    Vice President (since May 2005); JP Morgan
                                                                                        Investment Management Company, Vice
                                                                                        President (prior to May 2005)

     Ellen Moynihan(3)            Assistant Treasurer            April 1997             Massachusetts Financial Services Company,
     (born 11/13/57)                                                                    Senior Vice President

     Susan S. Newton(3)         Assistant Secretary and           May 2005              Massachusetts Financial Services Company,
     (born 03/07/50)                Assistant Clerk                                     Senior Vice President and Associate General
                                                                                        Counsel (since April 2005); John Hancock
                                                                                        Advisers, LLC, Senior Vice President,
                                                                                        Secretary and Chief Legal Officer (prior to
                                                                                        April 2005); John Hancock Group of Funds,
                                                                                        Senior Vice President, Secretary and Chief
                                                                                        Legal Officer (prior to April 2005)


----------
     (1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.

     (2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies ").

     (3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                                          PRINCIPAL OCCUPATIONS DURING THE PAST
     NAME, DATE OF BIRTH      POSITION(S) HELD WITH FUND  TRUSTEE/OFFICER SINCE(1)          5 YEARS & OTHER DIRECTORSHIPS(2)
     -------------------      --------------------------  ------------------------        -------------------------------------
     Susan A. Pereira(3)        Assistant Secretary and          July 2005              Massachusetts Financial Services Company,
     (born 11/05/70)                Assistant Clerk                                     Vice President and Senior Counsel (since
                                                                                        June 2004); Bingham McCutchen LLP (law
                                                                                        firm), Associate (January 2001 to June
                                                                                        2004); Preti, Flaherty, Beliveau, Pachios &
                                                                                        Haley, LLC, Associate (prior to January
                                                                                        2001)

     Mark N. Polebaum(3)          Secretary and Clerk          January 2006             Massachusetts Financial Services Company,
     (born 05/01/52)                                                                    Executive Vice President, General Counsel
                                                                                        and Secretary (since January 2006); Wilmer
                                                                                        Cutler Pickering Hale and Dorr LLP (law
                                                                                        firm), Partner (prior to January 2006)

     Frank L. Tarantino            Independent Chief             June 2004              Tarantino LLC (provider of compliance
     (born 03/07/44)               Compliance Officer                                   services), Principal (since June 2004); CRA
                                                                                        Business Strategies Group (consulting
                                                                                        services), Executive Vice President (April
                                                                                        2003 to June 2004); David L. Babson & Co.
                                                                                        (investment adviser), Managing Director,
                                                                                        Chief Administrative Officer and Director
                                                                                        (February 1997 to March 2003)

     James O. Yost(3)              Assistant Treasurer         September 1990           Massachusetts Financial Services Company,
     (born 06/12/60)                                                                    Senior Vice President


     Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.


     Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 98 funds within the MFS Family of Funds.


     The Trust held a shareholders' meeting in 2005 and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.

----------
     (1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.

     (2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies ").

     (3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

APPENDIX B

                                   COMMITTEES

     The Board has established the following Committees:


                                 NUMBER OF MEETINGS
     NAME OF COMMITTEE          IN LAST FISCAL YEAR                       FUNCTIONS                         CURRENT MEMBERS(1)
     -----------------          -------------------                       ---------                         ------------------
     AUDIT COMMITTEE                    16              Oversees the accounting and auditing            Ives*, Butler*, Sherratt*,
                                                        procedures of the Series and, among other       Thomsen* and Uek*
                                                        things, considers the selection of the
                                                        independent accountants for the Series and
                                                        the scope of the audit, and considers the
                                                        effect on the independence of those
                                                        accountants of any non-audit services such
                                                        accountants provide to the Series and any
                                                        audit or non-audit services such accountants
                                                        provide to other MFS funds, MFS and/or
                                                        certain affiliates. The Committee is also
                                                        responsible for the periodic review and
                                                        approval of the Series' custodial, transfer
                                                        agency and administrative service fee
                                                        arrangements, as well as for establishing
                                                        procedures for the receipt, retention and
                                                        treatment of complaints received by the
                                                        Series regarding accounting, internal
                                                        accounting controls, or auditing matters and
                                                        the confidential, anonymous submission of
                                                        concerns regarding questionable Series
                                                        accounting matters by officers of the Series
                                                        and employees of the Series' investment
                                                        adviser, administrator, principal
                                                        underwriter or any other provider of
                                                        accounting-related services to the Series.

     COMPLIANCE AND                      9              Oversees the development and implementation     Butler*, Cohn*,
     GOVERNANCE                                         of the Series' regulatory and fiduciary         Gunning*, Gutow*,
     COMMITTEE                                          compliance policies, procedures and             Hegarty*, Ives* (ex-officio
                                                        practices under the 1940 Act and other          member) and Sherratt*
                                                        applicable laws as well as oversight of
                                                        compliance policies of the Series'
                                                        investment adviser and certain other service
                                                        providers as they relate to Series
                                                        activities. The Series' Independent Chief
                                                        Compliance Officer reports directly to the
                                                        Committee and assists the Committee in
                                                        carrying out its responsibilities. In
                                                        addition, the Committee advises and makes
                                                        recommendations to the Board on matters
                                                        concerning Board practices and
                                                        recommendations concerning the functions and
                                                        duties of the committees of the Board.

     CONTRACTS REVIEW                    5              Requests, reviews and considers the             All non-interested
     COMMITTEE                                          information deemed reasonably necessary to      Trustees of the Board
                                                        evaluate the terms of the investment advisory   (Butler, Cohn, Gunning,
                                                        and principal underwriting agreements and the   Gutow, Hegarty, Ives,
                                                        Plan of Distribution under Rule 12b-1 that      Perera, Sherratt, Thomsen
                                                        each Series proposes to renew or continue,      and Uek)
                                                        and to make its recommendations to the full
                                                        Board of Trustees on these matters.


----------
    (1) The Trustees' Identification and Background are set forth in Appendix A.

    *   Non-interested or independent Trustees.

                                 NUMBER OF MEETINGS
     NAME OF COMMITTEE          IN LAST FISCAL YEAR                       FUNCTIONS                         CURRENT MEMBERS(1)
     -----------------          -------------------                       ---------                         ------------------
     NOMINATION AND                      2              Recommends qualified candidates to the Board    All non-interested
     COMPENSATION COMMITTEE                             in the event that a position is vacated or      Trustees of the Board
                                                        created. The Committee will consider            (Butler, Cohn, Gunning,
                                                        recommendations by shareholders when a          Gutow, Hegarty, Ives,
                                                        vacancy exists. Shareholders wishing to         Perera, Sherratt, Thomsen
                                                        recommend candidates for Trustee for            and Uek)
                                                        consideration by the Committee may do so by
                                                        writing to the Series' Secretary at the
                                                        principal executive office of the Series.
                                                        Such recommendations must be accompanied by
                                                        biographical and occupational data on the
                                                        candidate (including whether the candidate
                                                        would be an "interested person" of the
                                                        Series), a written consent of the candidate
                                                        to be named as a nominee and to serve as
                                                        Trustee if elected, record and ownership
                                                        information for the recommending shareholder
                                                        with respect to the Series, and a description
                                                        of any arrangements or understandings
                                                        regarding recommendation of the candidate for
                                                        consideration. The Committee is also
                                                        responsible for making recommendations to the
                                                        Board regarding any necessary standards or
                                                        qualifications for service on the Board. The
                                                        Committee also reviews and makes
                                                        recommendations to the Board regarding
                                                        compensation for the non-interested Trustees.

     PORTFOLIO TRADING AND               8              Oversees the policies, procedures, and          Cohn*, Gunning*, Gutow*,
     MARKETING REVIEW                                   practices of the Series with respect to         Hegarty*, Ives*
     COMMITTEE                                          brokerage transactions involving portfolio      (ex-officio member) and
                                                        securities as those policies, procedures, and   Perera*
                                                        practices are carried out by MFS and its
                                                        affiliates. The Committee also oversees the
                                                        administration of the Series' proxy voting
                                                        policies and procedures by MFS. In addition,
                                                        the Committee receives reports from MFS
                                                        regarding the policies, procedures, and
                                                        practices of MFS and its affiliates in
                                                        connection with their marketing and
                                                        distribution of shares of the Series.


----------
    (1) The Trustees' Identification and Background are set forth in Appendix A.

    *   Non-interested or independent Trustees.

                                 NUMBER OF MEETINGS
     NAME OF COMMITTEE          IN LAST FISCAL YEAR                       FUNCTIONS                         CURRENT MEMBERS(1)
     -----------------          -------------------                       ---------                         ------------------
     PRICING COMMITTEE                   8              Oversees the determination of the value of      Ives* (ex-officio member),
                                                        the portfolio securities and other assets       Perera*, Thomsen* and Uek*
                                                        held by the Series and determines or causes
                                                        to be determined the fair value of securities
                                                        and assets for which market quotations are
                                                        not "readily available" in accordance with
                                                        the 1940 Act. The Committee delegates primary
                                                        responsibility for carrying out these
                                                        functions to MFS and MFS' internal valuation
                                                        committee pursuant to pricing policies and
                                                        procedures approved by the Committee and
                                                        adopted by the full Board, which include
                                                        methodologies to be followed by MFS to
                                                        determine the fair values of portfolio
                                                        securities and other assets held by the
                                                        Series for which market quotations are not
                                                        readily available. The Committee meets
                                                        periodically with the members of MFS'
                                                        internal valuation committee to review and
                                                        assess the policies and procedures
                                                        themselves. The Committee also exercises the
                                                        responsibilities of the Board under the
                                                        Amortized Cost Valuation Procedures approved
                                                        by the Board on behalf of each Series which
                                                        holds itself out as a "money market fund" in
                                                        accordance with Rule 2a-7 under the 1940 Act.

     SERVICES CONTRACTS                  3**            Reviews and evaluates the contractual           Gunning*, Ives*,
     COMMITTEE                                          arrangements of the Series relating to          Sherratt* and Thomsen*
                                                        transfer agency, administrative services,
                                                        custody, pricing and bookkeeping services and
                                                        lending of portfolio securities and makes
                                                        recommendations to the full Board of Trustees
                                                        on these matters.


----------
     (1)  The Trustees' Identification and Background are set forth in Appendix
          A.


     *    Non-interested or independent Trustees.

     ** The Board of Trustees established the Services Contracts Committee on September 27, 2005. For periods prior to September 27, 2005, the functions of the Services Contracts Committee were performed by the Series' Audit Committee.

APPENDIX C

     TRUSTEES' OWNERSHIP OF SERIES SHARES


     The following table shows the dollar range of equity securities beneficially owned by each current Trustee in each Series and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, at December 31, 2005. The following dollar ranges apply:


     N  None
     A  $1-$10,000
     B  $10,001-$50,000
     C  $50,001-$100,000
     D  over $100,000

     Note that, because the Series serve as underlying investment vehicles for variable annuity and life contracts, the Trustees are not eligible to invest directly in the Series.


                                                                                 TRUSTEES
                                        -------------------------------------------------------------------------------------------
     FUND NAME                          MANNING  POZEN  BUTLER  COHN  GUNNING  GUTOW  HEGARTY  IVES  PERERA  SHERRATT  THOMSEN  UEK
     ------------------------------------------------------------------------------------------------------------------------------
     MFS VARIABLE INSURANCE TRUST

     MFS Capital
       Opportunities Series                N       N      N      N       N       N       N      N      N        N         N      N
     MFS Emerging Growth
       Series                              N       N      N      N       N       N       N      N      N        N         N      N
     MFS Global Equity
       Series                              N       N      N      N       N       N       N      N      N        N         N      N
     MFS High Income
       Series                              N       N      N      N       N       N       N      N      N        N         N      N
     MFS Investors Growth
       Stock Series                        N       N      N      N       N       N       N      N      N        N         N      N
     MFS Investors Trust
       Series                              N       N      N      N       N       N       N      N      N        N         N      N
     MFS Mid Cap Growth
       Series                              N       N      N      N       N       N       N      N      N        N         N      N
     MFS Money Market
       Series                              N       N      N      N       N       N       N      N      N        N         N      N
     MFS New Discovery
       Series                              N       N      N      N       N       N       N      N      N        N         N      N
     MFS Research Series                   N       N      N      N       N       N       N      N      N        N         N      N
     MFS Research Bond Series              N       N      N      N       N       N       N      N      N        N         N      N
     MFS Research International Series     N       N      N      N       N       N       N      N      N        N         N      N
     MFS Strategic Income
       Series                              N       N      N      N       N       N       N      N      N        N         N      N
     MFS Total Return Series               N       N      N      N       N       N       N      N      N        N         N      N
     MFS Utilities Series                  N       N      N      N       N       N       N      N      N        N         N      N
     MFS Value Series                      N       N      N      N       N       N       N      N      N        N         N      N

     DOLLAR RANGE ON
       AGGREGATE BASIS
       OF EQUITY SECURITIES
       IN ALL MFS FUNDS
       OVERSEEN BY
       TRUSTEE                             D       D      N      D       D       D       N      D      D        D         D      D*


----------
     * As of March 31, 2006.

APPENDIX D

     INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the Series may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Series" on this Appendix D does not mean that each Series may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Series.

     INVESTMENT TECHNIQUES AND PRACTICES

     DEBT SECURITIES

     To the extent the Series invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Series' investments in debt securities with longer terms to maturity are subject to greater volatility than the Series' shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     ASSET-BACKED SECURITIES: The Series may purchase the following types of asset-backed securities:

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
     The Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

     Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

     The Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     CORPORATE ASSET-BACKED SECURITIES: The Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (E.G., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

     Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     MORTGAGE PASS-THROUGH SECURITIES: The Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations) (See "U.S. Government securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

     Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (I.E., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (I.E., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

     FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (I.E., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Series may also buy mortgage-related securities without insurance or guarantees.

     STRIPPED MORTGAGE-BACKED SECURITIES: The Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

     CORPORATE SECURITIES: The Series may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Series may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

     The Series may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Series may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

     LOANS AND OTHER DIRECT INDEBTEDNESS: A Series may purchase loans and other direct indebtedness and also may originate loans. When a Series purchases a loan, that Series acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which such Series invests are secured, although some may be unsecured in part or in full. Loans purchased by a Series may be in default at the time of purchase. Loans that are fully secured should protect a Series better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

     Loans in which a Series invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

     If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

     The Series may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Series may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Series assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Series purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Series must rely on another party not only for the enforcement of the Series' rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Series may be subject to delays, expenses and risks that are greater than those that would be involved if the Series could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Series may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Series also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Series to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

     The Series also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

     The Series' ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Series, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Series may be required to rely on another party to collect and to pass on to the Series amounts payable with respect to the loan or other direct indebtedness and to enforce the Series' rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

     The Series may invest in revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional series, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

     The Series may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Series may be of lower quality or may have a higher price.

     LOWER RATED BONDS: The Series may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix B for a description of bond ratings. No minimum rating standard is required by the Series, and the Series may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

     While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Series' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Series focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit agency. To the extent a Series invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

     MUNICIPAL BONDS: The Series may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Series may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

     If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

     Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

     Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

     Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

     The Series may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

     The Series may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


     U.S. GOVERNMENT SECURITIES: The Series may invest in U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.


     Investors should note that many U.S. Government securities in which the Series may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

     U.S. Government Securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

     VARIABLE AND FLOATING RATE OBLIGATIONS: The Series may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

     ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Series may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of

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     issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

     EQUITY SECURITIES

     The Series may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

     FOREIGN SECURITIES EXPOSURE

     The Series may invest in various types of foreign securities, or securities which provide the Series with exposure to foreign securities or foreign currencies, as discussed below:

     BRADY BONDS: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     DEPOSITARY RECEIPTS: The Series may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Series' policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Series in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

     ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Series may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The

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     Series may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Series' custodian in five days. The Series may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.

     Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Series may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

     EMERGING MARKETS: The Series may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and location of its assets. Such investments entail significant risks as described below.

     - Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Series' portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Series' assets should these conditions recur.

     - Default; Legal Recourse -- The Series may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Series defaults, the Series may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Series' ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

     - Foreign Currencies -- The securities in which the Series invests may be denominated in foreign currencies and international currency units and the Series may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Series' asset value.

        Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Series' portfolio securities are denominated may have a detrimental impact on the Series' net asset value.

     - Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     - Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are

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        substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

        The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

        The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' securities in such markets may not be readily available. The Series may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Series believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Series' identification of such condition until the date of the SEC action, the Series' securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

     - Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Series and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Series) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

        Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

        The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

        To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

        Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level

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        of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     - Withholding -- Income from securities held by the Series could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Series makes its investments. The Series' net asset value may also be affected by changes in the rates or methods of taxation applicable to the Series or to entities in which the Series has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     FOREIGN SECURITIES: The Series may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

     Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Series to risk of loss if exchange rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

     FORWARD CONTRACTS

     The Series may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (E.G., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

     A Forward Contract to sell a currency may be entered into where the Series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Series intends to acquire.

     If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Series does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Series' profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

     The Series will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Series may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Series may sell the currency through

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     a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

     The Series will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

     The use by the Series of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

     FUTURES CONTRACTS

     The Series may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Series may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

     The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

     Purchases or sales of stock index futures contracts are used to attempt to protect the Series' current or intended stock investments from broad fluctuations in stock prices. For example, the Series may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

     Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Series' current or intended investments in fixed income securities. For example, if the Series owned long-term bonds and interest rates were expected to increase, the Series might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Series' portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Series' interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Series from declining as much as it otherwise would have.

     Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Series' cash reserves could then be used to buy long-term bonds on the cash market. The Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Series to hedge its interest rate risk without having to sell its portfolio securities.

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     The Series may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Series may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

     Conversely, the Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Series purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The use by the Series of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

     INDEXED SECURITIES

     The Series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

     INVERSE FLOATING RATE OBLIGATIONS

     The Series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

     INVESTMENT IN OTHER INVESTMENT COMPANIES

     The Series may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

     OPEN-END FUNDS. The Series may invest in open-end investment companies.

     CLOSED-END FUNDS. The Series may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     LENDING OF PORTFOLIO SECURITIES

     The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Series would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Series would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Series would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

     LEVERAGING TRANSACTIONS

     The Series may engage in the types of transactions described below, which involve "leverage" because in each case the Series receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Series will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Series' shares and distributions on the Series' shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Series' shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Series. These transactions also increase the Series' expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Series would diminish the investment performance of the Series compared with what it would have been without using these transactions.

     BANK BORROWINGS: The Series may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

     MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee.

     If the income and capital gains from the Series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Series sells securities becomes insolvent, the Series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

     REVERSE REPURCHASE AGREEMENTS: The Series may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Series will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Series. The Series will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

     OPTIONS

     The Series may invest in the following types of options, which involves the risks described under the caption "Special Risk

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     Factors -- Option, Futures, Forwards, Swaps and Other Derivative
     Transactions" in this Appendix:

     OPTIONS ON FOREIGN CURRENCIES: The Series may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Series will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

     OPTIONS ON FUTURES CONTRACTS: The Series also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Series' profit or loss on the transaction.

     Options on Futures Contracts that are written or purchased by the Series on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Series may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
     (ii) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Series, the Series will be required to sell the underlying Futures Contract which, if the Series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Series is exercised, the Series will be required to purchase the underlying Futures Contract which, if the Series has covered its obligation through the sale of such Contract, will close out its futures position.

     The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Series' losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Series may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Series could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Series could purchase call Options on Futures Contracts than purchasing the underlying Futures Contracts.

     OPTIONS ON SECURITIES: The Series may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Series may be covered in the manner set forth below.

     A call option written by the Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
     (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. A put option written by the Series is "covered" if the Series owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options written by the Series may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Effecting a closing transaction in the case of a written call option will permit the Series to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Series to write another put option to the extent that the Series owns liquid and unencumbered assets. Such transactions permit the Series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Series, provided that another option on such security is not written. If the Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

     The Series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Series is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Series is more than the premium paid for the original purchase. Conversely, the Series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Series is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.

     The Series may write options in connection with buy-and-write transactions; that is, the Series may purchase a security and then write a call option against that security. The exercise price of the call option the Series determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Series' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Series' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Series may elect to close the position or retain the option until it is exercised, at which time the Series will be required to take delivery of the security at the exercise price; the Series' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Series in the same market environments that call options are used in equivalent buy-and-write transactions.

     The Series may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

     By writing a call option, the Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Series solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

     The Series may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Series may also purchase call options to hedge against an increase in the price of securities that the Series anticipates purchasing in the future. If such increase occurs, the call option will permit the Series to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise of the

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     option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Series.

     OPTIONS ON STOCK INDICES: The Series may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Series may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Series may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

     The Series will receive a premium from writing a put or call option, which increases the Series' gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Series has written a call option falls or remains the same, the Series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Series' stock investments. By writing a put option, the Series assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Series correlate with changes in the value of the index, writing covered put options on indices will increase the Series' losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

     The Series may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Series' investments does not decline as anticipated, or if the value of the option does not increase, the Series' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Series' security holdings.

     The purchase of call options on stock indices may be used by the Series to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Series holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Series will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Series owns.

     The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

     RESET OPTIONS: In certain instances, the Series may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined

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     at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

     "YIELD CURVE" OPTIONS: The Series may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. Specifically, the Series may purchase or write such options for hedging purposes. For example, the Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Series may also purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase its current income) if, in the judgment of the Adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Series will be "covered". A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Series' net liability under the two options. Therefore, the Series' liability for such a covered option is generally limited to the difference between the amount of the Series' liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

     REPURCHASE AGREEMENTS

     The Series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Series purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Government securities.

     The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Series will have the right to liquidate the securities. If at the time the Series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. The Series has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Series only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Series has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

     SHORT SALES

     The Series may seek to hedge investments or realize additional gains through short sales. The Series may make short sales, which are transactions in which the Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.

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     The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Series also will incur transaction costs in effecting short sales.

     The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

     Whenever the Series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

     The Series may also make short sales "against the box," I.E., when a security identical to one owned by the Series is borrowed and sold short. If the Series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

     SHORT TERM INSTRUMENTS

     The Series may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

     SWAPS AND RELATED DERIVATIVE INSTRUMENTS

     The Series may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Series with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

     Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Series' exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Series is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Series' investment objective and policies.

     For example, the Series may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Series. In such an instance, the Series would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Series' portfolio, the Series would receive payments under the swap that would offset, in whole or part, such diminution in value. The Series may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the dollar and another currency which would have the effect of increasing or decreasing the Series' exposure to each such currency. The Series might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

     The Series may enter into credit default swap contracts. The Series might use credit default swap contracts to limit or to reduce risk exposure of the Series to defaults of corporate and sovereign issuers (I.E., to reduce risk when the Series owns or has exposure to such issuers). The Series also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Series is not otherwise exposed. Although it may do so, the Series is not obligated to engage in any of these practices.

     As the seller in a credit default swap contract, the Series would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Series would

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     receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default or similar event) occurs, the Series would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Series effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Series would be subject to investment exposure on the notional amount of the swap.

     As the purchaser in a credit default swap contract, the Series would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk -- that the seller may fail to satisfy its payment obligations to the Series in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Series' investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

     The Series may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

     The Series will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Series enters into a swap agreement on a net basis (I.E., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments), the Series will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If the Series enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

     The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Series, the Series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

     If the counterparty defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

     The use by the Series of Swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

     TEMPORARY BORROWINGS

     The Series may borrow money for temporary purposes (E.G., to meet redemption requests or settle outstanding purchases of portfolio securities).

     TEMPORARY DEFENSIVE POSITIONS

     During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Series may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

     "WHEN-ISSUED" SECURITIES

     The Series may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will identify liquid and unencumbered assets equal to its forward delivery commitment.

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     SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER
     DERIVATIVE TRANSACTIONS

     RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE SERIES'
     PORTFOLIO: The Series' ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Series' portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Series bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

     If the Series purchases a put option on an index and the index decreases less than the value of the hedged securities, the Series would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Series has a position and the portfolio securities the Series is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Series enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Series' portfolio or the intended acquisitions being hedged.

     The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

     The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

     Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Series is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Series in connection with such transactions.

     In writing a covered call option on a security, index or futures contract, the Series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Series covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Series may not be fully covered. As a result, the Series could be subject to risk of loss in the event of adverse market movements.

     The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Series' portfolio. When the Series writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Series will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Series' portfolio holdings or any increase in the cost of the instruments to be acquired.

     Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Series will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Series may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Series' overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Series to engage in such transactions.

     RISKS OF NON-HEDGING TRANSACTIONS: The Series may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Series will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Series may not fully protect it against risk of loss and, in any event, the Series could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Series may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Series may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Series will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Series to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Series to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

     With respect to the writing of straddles on securities, the Series incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Series with two simultaneous premiums on the same security, but involve additional risk, since the Series may have an option exercised against it regardless of whether the price of the security increases or decreases.

     RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Series, and the Series could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Series has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Series' ability effectively to hedge its portfolio, and could result in trading losses.

     The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

     The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Series enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Series or decreases in the prices of securities or other assets the Series intends to acquire. Where the Series enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Series to greater risk.

     POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Series enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Series has effected the transaction. In that event, the Series might not be able to recover amounts deposited as margin, or amounts owed to the Series in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts, Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Series could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

     POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Series.

     RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
     Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Series. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

     Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Series to respond to such events in a timely manner.

     Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

     Unlike transactions entered into by the Series in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Series' position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Series could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Series will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. The Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

     Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Series, the Series is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

APPENDIX E

                           DESCRIPTION OF BOND RATINGS

     The ratings of Moody's, Standard & Poor's, Fitch and Duff & Phelp's represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STANDARD & POOR'S RATINGS SERVICES

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to non-payment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            FITCH IBCA, DUFF & PHELPS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     SPECULATIVE GRADE

     BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

     DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery around 90% -- 100% of outstanding amounts and accrued interest. For U.S. corporates, for example, DD indicates expected recoveries of 50% -- 90%, and D the lowest recovery potential, I.E. below 50%.

                                      NOTES

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categorize below 'CCC'.

     'NR': indicates that Fitch does not rate the issuer or issue in question.

     'WITHDRAWN': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

APPENDIX F

     DISTRIBUTION PLAN PAYMENTS TO INSURANCE COMPANIES

     During the fiscal year ended December 31, 2005, each Series made the following Distribution Plan payments:


                                                    AMOUNT PAID BY     RETAINED        PAID TO
                                                  SERIES FOR SERVICE      BY          DEALERS/
                                                     CLASS SHARES        MFD     INSURANCE COMPANIES
     Capital Opportunities Series                 $           42,908  $    (928) $            43,836
     Emerging Growth Series                                   76,620        815               75,805
     Global Equity Series                                         85         33                   52
     High Income Series                                       62,760    (27,308)              90,068
     Investors Growth Stock Series                           687,269     29,137              658,132
     Investors Trust Series                                  190,672      3,061              187,611
     Mid Cap Growth                                          105,385     (5,005)             110,390
     Money Market Series                                         N/A        N/A                  N/A
     New Discovery Series                                    782,184    (43,816)             826,000
     Research Series                                          28,034      2,805               25,229
     Research Bond Series                                     23,991      3,985               20,006
     Research International Series(1)                            146         88                   58
     Strategic Income Series                                  14,129      1,155               12,974
     Total Return Series                                   1,854,521    148,395            1,706,126
     Utilities Series                                        961,662    211,676              749,986
     Value Series                                            125,948     16,478              109,470


----------

     Amounts retained by MFD may represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Series shares, and/or compensation for MFD's distribution and shareholder servicing costs.

APPENDIX G

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES


    SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004, MARCH 15, 2005 AND
                                  MARCH 1, 2006

     Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

          The MFS Proxy Voting Policies and Procedures include:

          A.  Voting Guidelines;

          B.  Administrative Procedures;

          C.  Monitoring System;

          D.  Records Retention; and

          E.  Reports.

     A. VOTING GUIDELINES

        1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

           MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

           MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

           As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

           From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

           These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

        2. MFS' POLICY ON SPECIFIC ISSUES

           ELECTION OF DIRECTORS

           MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill" (without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

           MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

           MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

           MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

           MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

           - Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

           - Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

           - Vest management of the process in the company's independent directors, other than the nominee in question; and

           - Outline the range of remedies that the independent directors may consider concerning the nominee.

           CLASSIFIED BOARDS

           MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

           NON-SALARY COMPENSATION PROGRAMS

           Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

           MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

           MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

           MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

           MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

           EXPENSING OF STOCK OPTIONS

           While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

           EXECUTIVE COMPENSATION

           MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

           EMPLOYEE STOCK PURCHASE PLANS

           MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

           "GOLDEN PARACHUTES"

           From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

           ANTI-TAKEOVER MEASURES

           In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

           MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
           (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

           MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

           REINCORPORATION AND REORGANIZATION PROPOSALS

           When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

           ISSUANCE OF STOCK

           There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

           REPURCHASE PROGRAMS

           MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

           CONFIDENTIAL VOTING

           MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

           CUMULATIVE VOTING

           MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

           WRITTEN CONSENT AND SPECIAL MEETINGS

           Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

           INDEPENDENT AUDITORS

           MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

           BEST PRACTICES STANDARDS

           Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

           SOCIAL ISSUES

           There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

           The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

           FOREIGN ISSUERS

           MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following:
           (i) receiving financial statements or other reports from the board;
           (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and
           (vii) appointment of auditors.

           In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

        B. ADMINISTRATIVE PROCEDURES

           1. MFS PROXY REVIEW GROUP

              The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

              a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

              b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and
                 (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

              c. Considers special proxy issues as they may arise from time to time.

           2. POTENTIAL CONFLICTS OF INTEREST

              The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

              In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

              a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

              b. If the name of the issuer does not appear on the MFS
                 Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

              c. If the name of the issuer appears on the MFS Significant Client
                 List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

              d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

              The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

           3. GATHERING PROXIES

              Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

              MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

           4. ANALYZING PROXIES

              Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

              As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

              As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

           5. VOTING PROXIES

              In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

        C. MONITORING SYSTEM

        It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

              1 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

        D. RECORDS RETENTION

        MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

        E. REPORTS

           MFS FUNDS

           MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

           ALL MFS ADVISORY CLIENTS

           At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

           Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

APPENDIX H


                  RECIPIENTS OF NON-PUBLIC DISCLOSURE REGARDING
                     PORTFOLIO HOLDINGS ON AN ONGOING BASIS


     NAME OF RECIPIENT                                     PURPOSE OF DISCLOSURE
     -----------------                                     ---------------------
     MSCI BARRA, Inc.                                      Analytical tool
     Bloomberg L.P.                                        Analytical tool
     Bowne                                                 Typesetting and Printing Services
     CDS/Computer                                          Software Vendor
     Checkfree                                             Software Vendor
     Deloitte & Touche LLP                                 Independent Registered Public Accounting Firm
     Eagle Investment Systems Corp.                        Accounting System
     FactSet Research Systems Inc.                         Analytical tool
     GainsKeeper, Inc.                                     Accounting System
     GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions  Software Vendor
     G. H. Dean Co.                                        Typesetting and Printing Services
     Institutional Shareholder Services Inc.               Proxy Service Provider
     Investor Tools Perform                                Analytical tool
     ITG, Inc.                                             Analytical tool
     JP Morgan Chase Bank                                  Fund Custodian
     Lipper Inc.                                           Publication preparation
     The MacGregor Group                                   Software Vendor
     Minnesota Life                                        Publication preparation
     OMGEO LLC                                             Software Vendor
     Plexus                                                Analytical tool
     Radianz                                               Software Vendor
     Ropes & Gray LLP                                      Legal Counsel
     Saloman Analytics Inc.                                Analytical tool
     Standard & Poor's Securities Evaluations
     Services                                              Fund Pricing
     State Street Bank and Trust Company                   Custodian
     The Union Central Life Insurance Company              Typesetting and Printing Services
     Wilshire Analytics/Axiom                              Analytical tool



          This list is current as of April 10, 2006, and any additions, modifications or deletions to the list that have occurred since April 10, 2006 are not reflected.

APPENDIX I

     PORTFOLIO MANAGERS

     COMPENSATION

     Portfolio managers total cash compensation is a combination of base salary and performance bonus:

        - BASE SALARY--Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

        - PERFORMANCE BONUS--Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.


           - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Variable Accounts and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

           - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio mangers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Series and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity Interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.


     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

     OWNERSHIP OF FUND SHARES


     The following table shows the dollar range of equity securities of the Variable Accounts beneficially owned by the Variable Accounts' portfolio manager as of the Variable Accounts' fiscal year ended December 31, 2005. The following dollar ranges apply:


     N. None
     A. $1 - $10,000
     B. $10,001 - $50,000
     C. $50,001 - $100,000
     D. $100,001 - $500,000
     E. $500,001 - $1,000,000
     F. Over $1,000,000

     NAME OF PORTFOLIO MANAGER       DOLLAR RANGE OF EQUITY SECURITIES TO FUND
     -------------------------------------------------------------------------
     N/A (1)                                         N

----------
     (1) Because the portfolio managers are not eligible to purchase shares of the Series, no portfolio manager owned shares of the Series.

     OTHER ACCOUNTS

     In addition to the Series, the Series' portfolio manager(s) is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, including the Series managed by the Portfolio Manager, were as follows:


                                                                                                       NUMBER OF
                                                                                                        ACCOUNTS
                                                                                                        IN EACH     TOTAL ASSETS
                                                                       CATEGORY OF ACCOUNTS MANAGED      SUCH     MANAGED IN EACH
        AS OF          SERIES             PORTFOLIO MANAGER              BY PORTFOLIO MANAGER         CATEGORY    SUCH CATEGORY
     -----------------------------------------------------------------------------------------------------------------------------
     12/31/2005 Capital Opportunities  Jeffrey C. Constantino  Other Pooled Investment Vehicles            0    $               0
                Series                                         Other Accounts                              0    $               0
                                                               Registered Investment Companies             5    $   2,252,298,012
                                       Gregory W. Locraft, Jr. Registered Investment Companies             5    $   2,252,298,012
                                                               Other Pooled Investment Vehicles            0    $               0
                                                               Other Accounts                              0    $               0
     12/31/2005 Emerging Growth        David Sette-Ducati      Other Pooled Investment Vehicles            1    $     512,583,613
                Series                                         Registered Investment Companies            11    $   9,782,414,547
                                                               Other Accounts                              3    $      51,782,684
                                       Eric Fischman           Other Pooled Investment Vehicles            1    $     187,582,043
                                                               Registered Investment Companies             7    $   8,092,316,124
                                                               Other Accounts                              1    $       5,506,959
     12/31/2005 Global Equity Series   Simon Todd              Registered Investment Companies             7    $   1,393,989,106
                                                               Other Pooled Investment Vehicles            5    $   1,431,567,755
                                                               Other Accounts                             13    $   1,223,943,017
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       David Mannheim          Registered Investment Companies            17    $   8,428,057,586
                                                               Other Pooled Investment Vehicles            5    $   1,431,567,755
                                                               Other Accounts                             84    $  15,688,100,513
                                                               Other Accounts - Performance Based Fee      7    $   1,072,078,082
     12/31/2005 High Income Series     John Addeo              Registered Investment Companies            10    $   4,281,345,458
                                                               Other Pooled Investment Vehicles            1    $     207,024,264
                                                               Other Accounts                              2    $     515,544,204
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       Scott Richards          Registered Investment Companies            13    $   4,742,677,505
                                                               Other Pooled Investment Vehicles            2    $     532,406,942
                                                               Other Accounts                              2    $     515,544,204
                                                               Other Accounts - Performance Based Fee      0    $               0
     12/31/2005 Investors Growth       Maureen H. Pettirossi   Registered Investment Companies             7    $   9,857,111,594
                Stock Series                                   Other Pooled Investment Vehicles            0    $               0
                                                               Other Accounts                              9    $     404,411,750
                                                               Other Accounts - Performance Based Fee      2    $     227,180,019
                                       Irfan Ali               Registered Investment Companies             7    $   9,857,111,594
                                                               Other Pooled Investment Vehicles            0    $               0
                                                               Other Accounts                              9    $     404,411,750
                                                               Other Accounts - Performance Based Fee      2    $     227,180,019
                                       Stephen Pesek           Registered Investment Companies             6    $   9,973,269,620
                                                               Other Pooled Investment Vehicles            0    $               0
                                                               Other Accounts                             10    $     444,695,691
                                                               Other Accounts - Performance Based Fee      2    $     227,180,019
     12/31/2005 Investors Trust        Kevin Beatty            Registered Investment Companies             6    $   7,956,118,137
                Series                                         Other Pooled Investment Vehicles            1    $     270,155,809
                                                               Other Accounts                              3    $      81,488,734
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       Nicole Zatlyn           Registered Investment Companies             6    $   7,956,118,137
                                                               Other Pooled Investment Vehicles            1    $     270,155,809
                                                               Other Accounts                              3    $      81,488,734
                                                               Other Accounts - Performance Based Fee      0    $               0
     12/31/2005 Mid Cap Growth         David Sette-Ducati      Registered Investment Companies            11    $   9,782,414,547
                Series                                         Other Pooled Investment Vehicles            1    $     512,583,613
                                                               Other Accounts                              3    $      51,782,684
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       David M. Earnest        Registered Investment Companies             6    $   3,392,916,840
                                                               Other Pooled Investment Vehicles            0    $               0
                                                               Other Accounts                              3    $      51,782,684
                                                               Other Accounts - Performance Based Fee      0    $               0

                                                                                                      NUMBER OF
                                                                                                       ACCOUNTS
                                                                                                       IN EACH     TOTAL ASSETS
                                                                      CATEGORY OF ACCOUNTS MANAGED      SUCH     MANAGED IN EACH
       AS OF            SERIES            PORTFOLIO MANAGER              BY PORTFOLIO MANAGER         CATEGORY    SUCH CATEGORY
     -----------------------------------------------------------------------------------------------------------------------------
     12/31/2005 New Discovery          Tom Wetherald           Registered Investment Companies             3    $   1,932,181,061
                Series                                         Other Pooled Investment Vehicles            0    $               0
                                                               Other Accounts                              1    $      53,706,744
                                                               Other Accounts - Performance Based Fee      0    $               0
     12/31/2005 Research Bond          Michael Roberge         Registered Investment Companies            11    $  24,161,496,105
                Series                                         Other Pooled Investment Vehicles            1    $      52,647,024
                                                               Other Accounts                              2    $      64,676,685
                                                               Other Accounts - Performance Based Fee      0    $               0
     12/31/2005 Research Series        Kate Mead               Registered Investment Companies             5    $   3,979,255,127
                                                               Other Pooled Investment Vehicles            2    $     934,137,443
                                                               Other Accounts                              0    $               0
                                                               Other Accounts - Performance Based Fee      0    $               0
     12/31/2005 Research International Jose Luis Garcia        Registered Investment Companies             5    $   3,830,780,592
                Series                                         Other Pooled Investment Vehicles            1    $     318,624,131
                                                               Other Accounts                              9    $   2,411,341,511
                                                               Other Accounts - Performance Based Fee      2    $   1,208,374,965
                                       Thomas Melendez         Registered Investment Companies             6    $   4,462,815,571
                                                               Other Pooled Investment Vehicles            2    $     586,283,611
                                                               Other Accounts                              9    $   2,411,341,511
                                                               Other Accounts - Performance Based Fee      2    $   1,208,374,965
     12/31/2005 Strategic Income       Matthew Ryan            Registered Investment Companies            10    $   2,510,425,661
                Series                                         Other Pooled Investment Vehicles            3    $   1,805,630,985
                                                               Other Accounts                              6    $     738,554,587
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       James J. Calmas         Registered Investment Companies             8    $   3,220,087,270
                                                               Other Pooled Investment Vehicles            4    $     719,620,780
                                                               Other Accounts                              2    $     602,198,648
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       Robert D. Persons       Registered Investment Companies             9    $   5,467,133,438
                                                               Other Pooled Investment Vehicles            1    $     325,382,679
                                                               Other Accounts                              1    $     174,674,531
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       Scott B. Richards       Registered Investment Companies            13    $   4,742,677,505
                                                               Other Pooled Investment Vehicles            2    $     532,406,942
                                                               Other Accounts                              2    $     515,544,204
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       Erik S. Weisman         Registered Investment Companies             9    $   2,123,064,425
                                                               Other Pooled Investment Vehicles            3    $   1,108,107,035
                                                               Other Accounts                              0    $               0
                                                               Other Accounts - Performance Based Fee      0    $               0
     12/31/2005 Total Return Series    Alan Langsner           Registered Investment Companies            12    $  23,840,196,912
                                                               Other Pooled Investment Vehicles            0    $               0
                                                               Other Accounts                              1    $     125,323,419
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       Brooks A. Taylor        Registered Investment Companies             8    $  22,290,015,650
                                                               Other Pooled Investment Vehicles            0    $               0
                                                               Other Accounts                              0    $               0
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       Ken Enright             Registered Investment Companies            13    $  23,905,986,951
                                                               Other Pooled Investment Vehicles            0    $               0
                                                               Other Accounts                              2    $   1,338,777,677
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       Michael Roberge         Registered Investment Companies            11    $  24,161,496,105
                                                               Other Pooled Investment Vehicles            1    $      52,647,024
                                                               Other Accounts                              2    $      64,676,685
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       Steve Gorham            Registered Investment Companies            22    $  33,055,666,818
                                                               Other Pooled Investment Vehicles            2    $     918,048,461
                                                               Other Accounts                             24    $   3,654,470,011
                                                               Other Accounts - Performance Based Fee      1    $     424,984,003

                                                                                                      NUMBER OF
                                                                                                       ACCOUNTS
                                                                                                       IN EACH     TOTAL ASSETS
                                                                      CATEGORY OF ACCOUNTS MANAGED      SUCH     MANAGED IN EACH
       AS OF            SERIES            PORTFOLIO MANAGER              BY PORTFOLIO MANAGER         CATEGORY    SUCH CATEGORY
     -----------------------------------------------------------------------------------------------------------------------------
                                       Richard O. Hawkins      Registered Investment Companies            11    $  24,418,041,768
                                                               Other Pooled Investment Vehicles            0    $               0
                                                               Other Accounts                              0    $               0
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       William Douglas         Registered Investment Companies             8    $  22,290,015,650
                                                               Other Pooled Investment Vehicles            0    $               0
                                                               Other Accounts                              0    $               0
                                                               Other Accounts - Performance Based Fee      0    $               0
     2/28/06                           Nevin Chitkara          Registered Investment Companies            22    $  33,705,930,462
                                                               Other Pooled Investment Vehicles            2    $     940,125,467
                                                               Other Accounts                             23    $   4,106,749,739
                                                               Other Accounts - Performance Based Fee      1    $     445,737,751
     12/31/2005 Utilities Series       Maura Shaughnessy       Registered Investment Companies             4    $   3,418,847,398
                                                               Other Pooled Investment Vehicles            0    $               0
                                                               Other Accounts                              1    $     174,674,531
                                                               Other Accounts - Performance Based Fee      0    $               0
                                       Robert Persons          Registered Investment Companies             9    $   5,467,133,438
                                                               Other Pooled Investment Vehicles            1    $     325,382,679
                                                               Other Accounts                              1    $     174,674,531
                                                               Other Accounts - Performance Based Fee      0    $               0
     12/31/2005 Value Series           Steve Gorham            Registered Investment Companies            22    $  33,055,666,818
                                                               Other Pooled Investment Vehicles            2    $     918,048,461
                                                               Other Accounts                             24    $   3,654,470,011
                                                               Other Accounts -- Performance Based Fee     1    $     424,984,003
     2/28/06                           Nevin Chitkara          Registered Investment Companies            22    $  33,705,930,462
                                                               Other Pooled Investment Vehicles            2    $     940,125,467
                                                               Other Accounts                             23    $   4,106,749,739
                                                               Other Accounts - Performance Based Fee      1    $     445,737,751


     Advisory fees are not based upon performance of any of the accounts identified in the table above, except for those designated "Other Accounts--Performance Based." For the "Other Accounts--Performance Based" category, the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

     POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Variable Accounts and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Variable Accounts' portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Variable Accounts and other accounts with similar investment objectives are generally executed on the same day or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by or bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases the system could have a detrimental effect on the price or volume of the security as far as the Variable Accounts are concerned. In most cases, however, MFS believes that the Variable Accounts' ability to participate in volume transactions will produce better executions for the Variable Accounts.

     MFS does not receive a performance fee for its management of the Variable Accounts. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Variable Accounts--for instance, those that pay a higher advisory fee and/or have a performance fee.

                                     PART C

ITEM 23.  EXHIBITS

               1    (a)  Amended and Restated Declaration of Trust, dated
                         December 16, 2004. (9)



                    (b) Amendment dated February 9, 2005, to the Amended and Restated Declaration of Trust dated December 16, 2004, to establish and designate MFS Research International Series. (9)


               2    (a)  Master Amended and Restated By-Laws, dated January
                         1, 2002 as revised June 23, 2004. (16)

                    (b) Appendix A, dated June 28, 2005 as revised, February 21, 2006, to the Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004. (17)


               3         Not Applicable.

               4    (a)  Investment Advisory Agreement for the Trust, dated
                         January 2, 2002. (11)

                    (b) Exhibits as revised February 22, 2005 to the Investment Advisory Agreement dated January 2, 2002, to include MFS Research International Series. (10)

               5    (a)  Master Distribution Agreement between Registrant
                         and Massachusetts Investors Services, Inc., dated April
                         14, 1994. (2)

                    (b) Dealer Agreement between MFS Fund Distributors, Inc. and a dealer, and the Mutual Fund Agreement between MFS Fund Distributors, Inc. and a bank, effective April 6, 2001. (4)

               6         Not Applicable.

               7    (a)  Master Custodian Agreement between Registrant and
                         State Street Bank & Trust Company, dated July 2, 2001.
                         (5)

                    (b) Global Custody Contract between Registrant and Chase Manhattan Bank, dated July 2, 2001. (5)


                    (c) Exhibit A, dated September 2, 2005, to the Master Custodian Contract with State Street Bank and Trust Company and the Global Custody Contract with JP Morgan Chase Bank, each dated July 2, 2001. (6)

                    (d) Amendment, dated December 31, 2004, to the JP Morgan Chase Global Custody Contract. (18)

                    (e) Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company. (8)

                    (f) Amendment, dated December 28, 2004, to the Master Custodian Agreement with State Street Bank and Trust Company. (15)


               8    (a)  Shareholder Servicing Agent Agreement between
                         Registrant and MFS Service Center, dated April 14,
                         1994. (2)

                    (b) Exhibit A, as revised January 1, 1995, to the Shareholder Servicing Agent Agreement between Registrant and MFS Service Center. (3)

                    (c) Dividend Disbursing Agency Agreement between Registrant and State Street Bank and Trust, dated April 14, 1994.
                         (2)

                    (d) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (1)


                    (e) Exhibit A, as revised July 26, 2005, to the Amended and Restated Master Administrative Services Agreement. (20)

               9         Opinion and Consent of Counsel, dated April 24, 2006;
                         filed herewith.

               10        Consent of Deloitte & Touche LLP, dated April 24, 2006;
                         filed herewith.


               11        Not Applicable.

               12        Investment Representation Letter.  (2)

               13   (a)  Service Class Distribution Plan pursuant to Rule
                         12b-1 under the Investment Company Act of 1940, effective April 26, 2000. (7)

                    (b) Exhibit A, as revised April 29, 2005 to the Service Class Distribution Plan for MFS Variable Insurance Trust to include MFS Research International Series.
                         (10)


               14        Plan Pursuant to Rule 18f-3 effective April 26, 2000.
                         (7)

               15        Reserved.


               16   (a)  Code of Ethics as amended and restated effective
                         January 1, 2005, pursuant to Rule 17j-1 under the
                         Investment Company Act of 1940. (13)

                    (b) Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective October 6, 2004. (12)

                    (c) Code of Ethics for Non-Management Trustees effective January 1, 2005, (13)


                  Power of Attorney, dated September 1, 2005. (16) Power of Attorney, dated November 1, 2005. (14) Power of Attorney, dated April 25, 2006. (21)


----------
(1) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed with the SEC via EDGAR on October 26, 1995.
(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed with the SEC via EDGAR on April 30, 2003.
(4) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
(5) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

(6) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 49 filed with the SEC via EDGAR on April 25, 2006.

(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed with the SEC via EDGAR on February 23, 2001.
(8) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on October 30, 2003.
(9) Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 10, 2005.
(10) Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed with the SEC via EDGAR on April 26, 2005.
(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on April 25, 2002.
(12) Incorporated by reference to MFS Series Trust I (Files Nos. 33-7638 and 811-4777) Post-Effective Amendment No, 44 filed with the SEC via EDGAR on October 29, 2004.
(13) Incorporated by reference to MFS Series Trust I (file Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

(14) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 58 filed with the SEC via EDGAR on November 28, 2005.
(15) Incorporated by reference to MFS Series Trust XI (Files Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.
(16) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.
(17) Incorporated by reference to MFS Series Trust I (file Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 48 filed with the SEC via EDGAR on February 24, 2006.
(18) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 59 filed with the SEC via EDGAR on June 29, 2005.
(19) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 31, 2005.
(20) Incorporated by reference to MFS Institutional Trust (File Nos. 33-37615 and 811-6174) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on August 29, 2005.
(21) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 25.  INDEMNIFICATION

          Reference is hereby made to (a) Section 5.3 of the Registrant's Declaration of Trust; and (b) Section 9 of the Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured as of the effective date of this Registration Statement under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          MFS serves as investment adviser to the following open-end
Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GOVERNMENT LIMITED MATURITY FUND; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 8 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund); MFS SERIES TRUST II (which has one series: MFS Emerging Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income
Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond
Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 13 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); MFS SERIES TRUST XII (which has 5 series: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund; MFS SERIES TRUST XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has four series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

          The Directors of MFS are Robert C. Pozen, Robert J. Manning, Martin E. Beaulieu, Robin A. Stelmach, Donald A. Stewart, C. James Prieur, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, Mark N. Polebaum is an

Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone, Brian T. Hourihan, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, David A. Antonelli is an Executive Vice President and Chief Equity Officer, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer, Michael H. Whitaker is a Senior Vice President and Chief Compliance Officer and Joseph E. Lynch is the Assistant Treasurer.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS GROWTH OPPORTUNITIES FUND
          MFS GOVERNMENT LIMITED MATURITY FUND
          MFS SERIES TRUST I
          MFS SERIES TRUST II
          MFS SERIES TRUST III
          MFS SERIES TRUST IV
          MFS SERIES TRUST V
          MFS SERIES TRUST VI
          MFS SERIES TRUST VII
          MFS SERIES TRUST VIII
          MFS SERIES TRUST IX
          MFS SERIES TRUST X
          MFS SERIES TRUST XI
          MFS SERIES TRUST XII
          MFS SERIES TRUST XIII
          MFS MUNICIPAL SERIES TRUST
          MFS VARIABLE INSURANCE TRUST
          MFS INSTITUTIONAL TRUST
          MFS MUNICIPAL INCOME TRUST
          MFS MULTIMARKET INCOME TRUST
          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST
          MFS CHARTER INCOME TRUST
          MFS SPECIAL VALUE TRUST

          J. Atwood Ives is the Chair, Maria F. Dwyer is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, Ellen Moynihan, a Senior Vice President of MFS and James O. Yost, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, Brian T. Hourihan,

Christopher R. Bohane, Susan A. Pereira and Timothy M. Fagan, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Special Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

          MFS/SUN LIFE SERIES TRUST

          J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy
A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary, Brian T. Hourihan, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          GLOBAL GOVERNMENTS VARIABLE ACCOUNT

          J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy
A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian T. Hourihan, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

          MFS FLOATING RATE INCOME FUND - (CAYMAN ISLANDS REGISTERED FUND) MFS MERIDIAN FUNDS, SICAV

          Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Tracy A. Atkinson is Treasurer, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

          MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV ("SICAV Funds"). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund,

European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Balanced Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, UK Equity Fund, US Dollar Money Market Fund, US Emerging Growth Fund, US Equity Fund, US Government Bond Fund, US High Yield Bond Fund, US Research Fund, US Strategic Growth Fund and US Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          Mark C. Rogers is Director and President, Paul T. Kirwan is the Treasurer, Mark N. Polebaum and Juliet Evans are the Secretaries, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries and Thomas B. Hastings is the Assistant Treasurer, Timothy F. Tierney is the Tax Officer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative.

          MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

          Olivier Lebleu is Managing Director, Mitchell C. Freestone is a Director and Assistant Secretary and Barnaby Wiener is a Director. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries, and Timothy F. Tierney is the SICAV Tax Officer.

          MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

          Robert J. Manning is the President and Advisory Board Member, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan S. Newton, Brian

T. Hourihan and Mark D. Kaplan are Assistant Secretaries, and Timothy F. Tierney is the Tax Officer.

          MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

          Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary and Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

          MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

          Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Randolph J. Verzillo is the Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Brian
T. Hourihan, Mark D. Kaplan, Ethan D. Corey, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Thomas B. Hastings is the Assistant Treasurer and Timothy F. Tierney is the Tax Officer.

          MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

          Robert J. Manning is Director and Chairman of the Board, Maureen Leary-Jago is a Director and the President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Brian T. Hourihan, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Timothy F. Tierney is the Tax Officer.

          MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          Robert J. Manning is Chairman, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol Geremiah is the President, John F. O'Connor and David J. Picher are Senior Vice Presidents, Jeremy Kream is the Secretary, Mitchell C. Freestone, Brian T. Hourihan, Ethan D. Corey, Mark D. Kaplan and Suzanne Michaud are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer.

          MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          Robert J. Manning is the Director and Chairman of the Board, Martin E. Beaulieu is the Director and President, Carol W. Geremia is the President, Paul
T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark
N. Polebaum is the Secretary, Mitchell C. Freestone, Brian T. Hourihan, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

          MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

          Joseph A. Kosciuszek and Carol W. Geremia are Directors, Takafumi Ishii is a Director and Representative Director, Yasuyuki Hirata is Director -Corporate Planning and Paul T. Kirwan is Statutory Auditor. Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton, Mitchell C. Freestone, Mark D. Kaplan and Brian T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

          MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

          Eric G. Burns is Director and President, Paul F. Fichera, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Brian T. Hourihan, Ethan D. Corey, Jeremy Kream, Suzanne Michaud and Susan S. Newton are Assistant Clerks, Mark D. Kaplan is Clerk and Trust Officer and Timothy F. Tierney is the Tax Officer.

          MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

          Robert J. Manning, Carol W. Jeremiah and Donald A. Stewart are Managers, Mark N. Polebaum is the Secretary, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan S. Newton, Mark D. Kaplan and Brian
T. Hourihan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

          SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

          Robert J. Manning is the Director, Chairman of the Board and President, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Brian T. Hourihan, Ethan D. Corey, Mark D. Kaplan, Suzanne Michaud and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer and Joseph Lynch is the Assistant Treasurer.

          MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

          Maria F. Dwyer, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Thomas B. Hastings is Assistant Treasurer, Mark N. Polebaum is the Secretary and Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan S. Newton, Mark D. Kaplan and Brian
T. Hourihan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

          MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

          Martin E. Beaulieu and Robert C. Salipante are the Directors, Kevin J. Hart is the President, Trevor V. Graham is Director & Divisional Controller; Julia H. Holloway is Vice President and Chief Compliance Officer, Jane F. Jette is Financial/Operations Principal and Treasurer, George E. Maden is Vice President and Chief Compliance Officer, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:


          Donald A. Stewart       Chief Executive Officer, Sun Life Assurance
                                   Company of Canada, Sun Life Centre, 150 King
                                   Street West, Toronto, Ontario, Canada (Mr.
                                   Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                   Life)

          C. James Prieur         President and a Director, Sun Life Assurance
                                   Company of Canada, Sun Life Centre, 150 King
                                   Street West, Toronto, Ontario, Canada (Mr.
                                   Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                   Life)

          William W. Stinson      Non-Executive Chairman, Sun Life Financial
                                   and Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada; Chairman, Westshore Terminals Income Fund, Vancouver, British Columbia; Director, Grant Forest Products Inc., Ontario, Canada and Trustee, Fording Canadian Coal Trust, Calgary, Alberta

          James C. Baillie        Counsel, Torys, Ontario, Canada; Chair,
                                   Independent Electricity Market Operator,
                                   Ontario, Canada; Chair, Corel Corporation,
                                   Ontario, Canada; Director, Sun Life
                                   Financial, Ontario Canada; Director, FPI
                                   Ltd., Newfoundland, Canada


ITEM 27.  DISTRIBUTORS

          (a)  Reference is hereby made to Item 26 above.

          (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:


                    NAME                                ADDRESS
                    ----                                -------
          Massachusetts Financial Services         500 Boylston Street
            Company (investment adviser)           Boston, MA 02116

          MFS Fund Distributors, Inc.              500 Boylston Street
           (distributor)                           Boston, MA 02116

          State Street Bank & Trust                225 Franklin Street
           Company (custodian)                     Boston, MA 02110

          MFS Service Center, Inc.                 500 Boylston Street
           (transfer agent)                        Boston, MA 02116

          Ropes & Gray                             One International Place
           (counsel)                               Boston, MA 02110-2624


ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of April, 2006.

                                   MFS VARIABLE INSURANCE TRUST

                                   By:       MARIA F. DWYER*
                                             -------------------------
                                   Name:     Maria F. Dwyer
                                   Title:    President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2006.

          SIGNATURE                                      TITLE
          ---------                                      -----
MARIA F. DWYER*                       President (Principal Executive Officer)
------------------------------
Maria F. Dwyer

TRACY A. ATKINSON*                    Principal Financial and Accounting Officer
------------------------------
Tracy A. Atkinson

ROBERT E. BUTLER*                     Trustee
------------------------------
Robert E. Butler

LAWRENCE H. COHN*                     Trustee
------------------------------
Lawrence H. Cohn

DAVID H. GUNNING*                     Trustee
------------------------------
David H. Gunning

WILLIAM R. GUTOW*                     Trustee
------------------------------
William R. Gutow

MICHAEL HEGARTY*                      Trustee
------------------------------
Michael Hegarty


J. ATWOOD IVES*                       Trustee
------------------------------
J. Atwood Ives

ROBERT J. MANNING*                    Trustee
------------------------------
Robert J. Manning

LAWRENCE T. PERERA*                   Trustee
------------------------------
Lawrence T. Perera

ROBERT C. POZEN*                      Trustee
------------------------------
Robert C. Pozen

J. DALE SHERRATT*                     Trustee
------------------------------
J. Dale Sherratt

LAURIE J. THOMSEN*                    Trustee
------------------------------
Laurie J. Thomsen

ROBERT W. UEK*                        Trustee
------------------------------
Robert W. Uek

                                      *By:      SUSAN S. NEWTON
                                          --------------------------------------
                                      Name:     Susan S. Newton
                                                as Attorney-in-fact

                                      Executed by Susan S. Newton on behalf of those indicated pursuant to (i) a Power of Attorney, dated September 1, 2005; incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492)
                                      Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005 (Atkinson); (ii) a Power of Attorney, dated November 1, 2005, incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective
                                      Amendment No. 58 filed with the SEC via
                                      EDGAR on November 28, 2005 (Dwyer); and
                                      (iii) a Power of Attorney, dated April 25,
                                      2006; incorporated by reference to MFS
                                      Series Trust IX (File Nos. 2-50409 and
                                      811-2464) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006 (Trustees).

                                INDEX TO EXHIBITS

EXHIBIT NO.                          DESCRIPTION OF EXHIBIT                     PAGE NO.
-----------                          ----------------------                     --------
   9                Opinion and Consent of Counsel, dated April 24, 2006.

  10                Consent of Deloitte & Touche LLP, dated April 24, 2006.